EXHIBIT 10BBm

TECH DATA CORPORATION

401(K) SAVINGS PLAN

(As Amended and Restated Effective January 1, 2006)

TECH DATA CORPORATION

401(K) SAVINGS PLAN

(As Amended and Restated Effective January 1. 2006)

Article	Title	Page

I	Definitions	I-1

II	Name and Purpose of the Plan and the Trust	II-1

III	Plan Administrator	III-1

IV	Eligibility and Participation	IV-1

V	Contributions to the Trust	V-1

VI	Participants’ Accounts and Allocation of Contributions	VI-1

VII	Benefits Under the Plan	VII-1

VIII	Form and Payment of Benefits	VIII-1

IX	Hardship and Other Distributions	IX-1

X	Investment Funds and Loans to Participants	X-1

XI	Trust Fund and Expenses of Administration	XI-1

XII	Amendment and Termination	XII-1

XIII	Miscellaneous	XIII-1

TECH DATA CORPORATION

401(K) SAVINGS PLAN

(As Amended and Restated Effective January 1, 2006)

Tech Data Corporation (the “Company”) hereby amends and restates the Tech Data Corporation 401(k) Savings Plan (the “Plan”) effective for all purposes as of January 1. 2006, except as otherwise set forth herein.

W I T N E S S E T H:

WHEREAS, the Company established the Tech Data Corporation Retirement Savings Plan effective May 1, 1987;

WHEREAS, the Company established the Tech Data Corporation Employee Stock Ownership Plan effective February 1, 1984;

WHEREAS, the Company established this Tech Data Corporation 401(k) Savings Plan effective January 1, 2000, and merged the Tech Data Corporation Retirement Savings Plan and the Tech Data Corporation Employee Stock Ownership Plan into this Plan, effective as of January 1, 2000; and

WHEREAS, the officers of the Company have been authorized and directed by the Board of Directors to adopt this amendment and restatement of the Plan.

NOW, THEREFORE, in consideration of the premises, it is agreed as follows:

ARTICLE I

Definitions

(a) “Account” or “Accounts” shall mean a Participant’s Elective Contribution Account, Matching Contribution Account, Nonelective Contribution Account, Qualified Nonelective Contribution Account, Rollover Contribution Account, ESOP Merger Account, Retirement Savings Plan Merger Account, Transfer Contribution Account and/or such other accounts as may be established by the Plan Administrator.

(b) “Actual Contribution Percentage” shall mean, with respect to a group of Participants for the Plan Year, the average of the Actual Contribution Ratios (calculated separately for each member of the group) of each Participant who is a member of such group.

(c) “Actual Contribution Ratio” shall mean the ratio of the amount of matching contributions (including elective and qualified nonelective contributions, if any, treated as matching contributions) made on behalf of a Participant for a Plan Year to the Participant’s compensation for the Plan Year taken into account for nondiscrimination testing purposes under Section 401(m) of the Code. The Actual Contribution Ratio shall not include matching contributions that are forfeited either to correct excess aggregate contributions or because the contributions to which they relate are excess deferrals, excess elective contributions, or excess aggregate contributions. The Employer may include qualified nonelective contributions in the Actual Contribution Ratio. The Employer also may elect to use elective contributions in the Actual Contribution Ratio so long as the ADP test is met before the elective contributions are used in the ACP test and continues to be met following the exclusion of those elective contributions that are used to meet the ACP test.

(1) Qualified nonelective contributions, if any, may be treated as matching contributions for this purpose only if such contributions are nonforfeitable when made, subject to the same distribution restrictions that apply to the Participant’s elective contributions and satisfy the requirements of Section 1.401(m)-1(b)(5) of the Treasury Regulations.

(2) (A) Compensation taken into account for purposes of this paragraph must satisfy Section 414(s) of the Code.

(B) An Employer may limit the period for which compensation is taken into account to that portion of the Plan Year in which the Employee was a Participant so long as this limit is applied uniformly to all eligible Employees under the Plan for the Plan Year.

(3) (A) If no matching contributions, qualified nonelective contributions or elective contributions are taken into account with respect to an eligible Employee, the Actual Contribution Ratio of the Employee is zero.

(B) For this purpose, ‘eligible Employee’ shall mean any Employee who is eligible to make an elective contribution (if the Employer takes such contributions into account in the calculation of the Actual Contribution Ratio), or to receive a matching contribution (including forfeitures).

(C) ‘Matching Contribution’ shall mean an employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of an employee contribution made by such Participant, or on account of a participant’s elective contribution, under a plan maintained by the Employer.

(4) For Plan Years beginning after December 31, 2001, if Matching Contributions are used to satisfy the minimum contribution requirements of Section 416(c)(2) of the Code, as described in Section VI(d)(4), they shall nonetheless be treated as Matching Contributions for purposes of determining a Participant’s Actual Contribution Ratio, and for other requirements of Section 401(m) of the Code.

(d) “Actual Deferral Percentage” shall mean, with respect to a group of Participants for the Plan Year, the average of the Actual Deferral Ratios (calculated separately for each member of the group) of each Participant who is a member of such group

(e) “Actual Deferral Ratio” shall mean the ratio of the amount of elective contributions (including qualified nonelective contributions, if any, treated as elective contributions and excess deferrals of Highly Compensated Employees, but excluding Catch-up Contributions, excess deferrals of Non-highly Compensated Employees that arise solely from elective contributions made under the Plan or plans of this Employer and elective contributions that are taken into account in the Actual Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these elective contributions)) made on behalf of a Participant for a Plan Year to the Participant’s compensation for the Plan Year taken into account for nondiscrimination testing purposes under Section 401(k) of the Code.

(1) Qualified nonelective contributions, if any, may be treated as elective contributions for this purpose only if such contributions are nonforfeitable when made, subject to the same distribution restrictions that apply to a Participant’s elective contributions and satisfy the requirements of Section 1.401(k)-1(b)(5) of the Treasury Regulations.

(2) (A) Compensation taken into account for purposes of this paragraph must satisfy Section 414(s) of the Code.

(B) An Employer may limit the period for which compensation is taken into account to that portion of the Plan Year in which the Employee was a Participant so long as this limit is applied uniformly to all eligible Employees under the Plan for the Plan Year.

(3) (A) If an eligible Employee makes no elective contributions, and no qualified nonelective contributions are treated as elective contributions, the Actual Deferral Ratio of the Employee is zero.

(B) For this purpose, an “eligible Employee” is any Employee who is directly or indirectly eligible to make a cash or deferred election into the Plan for all or a portion of the Plan Year as described in Section 1.401(k)-1(g)(4) of the Treasury Regulations.

(f) “Affiliate” shall mean, with respect to an Employer, any corporation other than such Employer that is a member of a controlled group of corporations, within the meaning of Section 414(b) of the Code, of which such Employer is a member; all other trades or businesses (whether or not incorporated) under common control, within the meaning of Section 414(c) of the Code, with such Employer; any service organization other than such Employer that is a member of an affiliated service group, within the meaning of Section 414(m) of the Code, of which such Employer is a member; and any other organization that is required to be aggregated with such Employer under Section 414(o) of the Code. For purposes of determining the limitations on Annual Additions, the special rules of Section 415(h) of the Code shall apply.

(g) “Annual Additions” shall mean, with respect to a Limitation Year, the sum of:

(1) the amount of Employer contributions (including elective contributions) allocated to the Participant under any defined contribution plan maintained by an Employer or an Affiliate;

(2) the amount of the Employee’s contributions (other than rollover contributions, if any) to any contributory defined contribution plan maintained by an Employer or an Affiliate;

(3) any forfeitures allocated to the Participant under any defined contribution plan maintained by an Employer or an Affiliate; and

(4) amounts allocated to an individual medical account, as defined in Section 415(l)(2) of the Code that is part of a pension or annuity plan maintained by an Employer or an Affiliate, and amounts derived from contributions that are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Section 419A(d)(3) of the Code) under a welfare benefit plan (as defined in Section 419(e) of the Code) maintained by an Employer or an Affiliate; provided, however, the percentage limitation set forth in paragraph (e)(1) of Article VI shall not apply to: (A) any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an “Annual Addition,” or (2) any amount otherwise treated as an “Annual Addition” under Section 415(l)(1) of the Code.

(h) “Board of Directors” and “Board” shall mean, if applicable, the board of directors of the Company or, when required by the context, the board of directors of an Employer other than the Company.

(i) “Code” shall mean the Internal Revenue Code of 1986, as amended, or any successor statute. Reference to a specific section of the Code shall include a reference to any successor provision.

(j) “Company” shall mean Tech Data Corporation and its successors.

(k) “Compensation” shall mean wages within the meaning of Section 3401(a) of the Code and all other payments of compensation to an Employee by the Employer (in the course of the Employer’s trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code (wages, tips and other compensation as reported on Form W-2).

(1) (A) Compensation must be determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment of the services performed.

(B) Compensation shall also include elective contributions made on behalf of a Participant to this Plan or salary reduction contribution made pursuant to a plan described in Section 125 of the Code, and, effective for Plan Years beginning on or after January 1, 2001, elective amounts that are not includable in the gross income of the Employee by reason of Section 132(f)(4) of the Code.

(C) Compensation shall exclude fringe benefits (cash and noncash), reimbursements or other expense allowances, moving expenses, deferred compensation and welfare benefits.

(2) (A) To the extent required by law, no Compensation in excess of the $150,000 limit under Section 401(a)(17) of the Code (as adjusted in accordance with law) shall be taken into account for any Employee. For purposes of this section, for Plan Years beginning prior to January 1, 1997, in determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except that in applying such rules, the term “family shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the end of the Plan Year. If as a result of the application of these rules, the adjusted dollar limitation under Section 401(a)(17) of the Code is exceeded the limitation shall be prorated among the affected individuals in proportion to each individual’s Compensation as determined under this section prior to the application of this limitation.

(B) Notwithstanding paragraph (A) above, for Plan Years beginning after December 31, 2001, the annual Compensation of each participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. Annual Compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

(3)

For purposes of crediting contributions pursuant to Article VI (other than elective contributions) with respect to any Plan Year, no Compensation paid by an Employer with respect to an Employee prior to the Employee’s first day of participation shall be taken into account.

(l) “Effective Date” of this Plan shall mean January 1, 2000, except as otherwise set forth herein.

(m) “Elective Contribution Account” shall mean an account established pursuant to paragraph (b) of Article VI with respect to contributions made under salary reduction arrangements pursuant to Article V.

(n) “Employee” shall mean:

(1) any person employed by an Employer other than:

(A) a member of a collective bargaining unit if retirement benefits were a subject of good faith bargaining between such unit and an Employer; provided, however, that this subparagraph (A) shall not apply to a member of a collective bargaining unit if such unit and Employer agree that the member shall participate in the Plan;

(B) a non-resident alien who does not receive earned income from sources within the United States;

(C) an individual whose employment status has not been recognized by completion of Internal Revenue Service Form W-4 and who is not initially treated as a common law employee of an Employer on the payroll records of an Employer;

(D) leased employees;

(E) individuals who are classified as expatriates by the Employer and who become subject to the tax laws of a foreign country under circumstances where participation in the Plan is not practical, as determined by the Employer in its sole discretion; or

(F) persons employed on a temporary basis, including but not limited to seasonal employees, interns, and other persons whose employment with the Employer is not intended to be of a permanent or regular nature.

(2) For purposes of this paragraph, the term ‘leased employee’ means any person (other than an Employee of the Employer) who, pursuant to an agreement between the Employer and any other person (‘leasing organization’), has performed services for the Employer (or for the Employer and one or more Affiliates) on a substantially full time basis for a period of at least one year and the individual’s services are performed under the primary direction or control of such Employer.

(o) “Employer” shall mean the Company and any Affiliate that adopts this Plan with the consent of the Company.

(p) “Employer Securities” shall mean common stock, any other type of stock or any marketable obligation (as defined in Section 407(e) of ERISA) issued by the Company or any Affiliate of the Company; provided, however, that if Employer Securities are purchased with borrowed funds, Employer Securities, to the extent required by Section 4975 of the Code, shall only include:

(1) such securities that are readily tradable on an established securities market, or

(2) if none of the stock of an Employer (or any Affiliate of such Employer other than a member of an affiliated service group that includes such Employer) is readily tradable on an established securities market, common stock issued by the Employer having a combination of voting power and dividend rights equal to or in excess of (A) that class of common stock of the Employer or any Affiliate having the greatest voting power, and (B) that class of common stock of the Employer or any Affiliate having the greatest dividend rights, or

(3) noncallable preferred stock that is convertible at any time into stock meeting the requirements of subparagraph (1) or (2) (whichever is applicable), if such conversion is at a reasonable price (determined pursuant to Treasury Regulation §54.4975-11(d)(5) as of the date of acquisition by the Trustee).

(q) “Entry Date” shall mean the first day of each month.

(r) “ESOP Merger Account” shall mean an account established pursuant to paragraph (b) of Article VI with respect to each Participant for whom assets from the Tech Data Corporation Employee Stock Ownership Plan have been merged into this Plan.

(s) (1) “Highly Compensated Employee” shall mean any Employee:

(A) who was a 5% owner (as defined in Section 416 of the Code) of an Employer during the Plan Year or the immediately preceding Plan Year; or

(B) whose Section 415 Compensation was more than $80,000 (adjusted under such regulations as may be issued by the Secretary of the Treasury) for the preceding Plan Year and, if elected by the Employer, was a member of the “top paid group” for such preceding year: provided, that as used herein, “top paid group” shall mean all Employees who are in the top 20% of the Employer’s work force on the basis of Section 415 Compensation paid during the year; provided, further, that for purposes of determining the number of Employees in the top paid group. Employees described in Section 414(q)(5) of the Code shall be excluded.

(2) In determining who is a Highly Compensated Employee, Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from an Employer constituting United States source income (within the meaning of Section 861(a)(3) of the Code) shall not be treated as Employees.

(3) For purposes of determining who is a Highly Compensated Employee, an Employer and any Affiliate shall be taken into account as a single Employer.

(4) The term “Highly Compensated Employee” shall also mean any former Employee who is separated from service (or was deemed to have separated from service) prior to the Plan Year, performs no service for an Employer during the Plan Year, and was an actively employed Highly Compensated Employee in the separation year or any Plan Year ending on or after the date the Employee attained age 55.

(t) “Hour of Service” shall mean:

(1) (A) an hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer or an Affiliate;

(B) an hour for which an Employee is paid, or entitled to payment, by an Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty, severance or leave of absence. Notwithstanding the preceding,

(i) no more than 501 Hours of Service shall be credited under this subparagraph (i) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Plan Year);

(ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen’s compensation, or unemployment compensation or disability insurance laws; and

(iii) an hour shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee; and

(C) an hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or an Affiliate; provided, that the same Hour of Service shall not be credited both under subparagraph (1)(A) or subparagraph (1)(B), as the case may be, and under this subparagraph (1)(C). Crediting of an Hour of Service for back pay awarded or agreed to with respect to periods described in subparagraph (1)(B) shall be subject to the limitations set forth in that section.

The definition set forth in this subparagraph (1) is subject to the special rules contained in Department of Labor Regulations Sections 2530.200b-2(b) and (c), and any regulations amending or superseding such sections, which special rules are hereby incorporated in the definition of “Hour of Service” by this reference.

(2) (A) Notwithstanding the other provisions of this “Hour of Service” definition, in the case of an Employee who is absent from work for any period by reason of her pregnancy, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee or for purposes of caring for such child for a reasonable period beginning immediately following such birth or placement, the Employee shall be treated as having those Hours of Service described in subparagraph (2)(B).

(B) The Hours of Service to be credited to an Employee under the provisions of subparagraph (2)(A) are the Hours of Service that otherwise would normally have been credited to such Employee but for the absence in question or, in any case in which the Plan is unable to determine such hours, eight Hours of Service per day of such absence; provided, however, that the total number of hours treated as Hours of Service under this subparagraph (2) by reason of any such pregnancy or placement shall not exceed 501 hours.

(C) The hours treated as Hours of Service under this subparagraph (2) shall be credited only in the Plan Year in which the absence from work begins, if the crediting is necessary to prevent a One Year Break in Service in such Plan Year or, in any other case, in the immediately following Plan Year.

(D) Credit shall be given for Hours of Service under this subparagraph (2) solely for purposes of determining whether a One Year Break of Service has occurred for participation or vesting purposes; credit shall not be given hereunder for any other purposes (including, without limitation, benefit accrual).

(E) Notwithstanding any other provision of this subparagraph (2), no credit shall be given under this subparagraph (2) unless the Employee in question furnishes to the Plan Administrator such timely information as the Plan Administrator may reasonably require to establish that the absence from work is for reasons referred to in subparagraph (2)(A) and the number of days for which there was such an absence.

(3) For purposes of this section, the term “Employee” shall include any individual employed by an Employer, including a leased employee.

(u) “Key Employee” shall mean:

(1) For Plan Years beginning prior to January 1, 2002, “Key Employee” shall mean any Employee or former Employee who is at any time during the Plan Year (or was at any time during the four preceding Plan Years) (i) an officer of an Employer (within the meaning of Section 416(i)(1) of the Code) having an aggregate annual compensation from the Employer an its Affiliates in excess of 50% of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year, (ii) one of the ten Employees owning (or considered as owning) the largest interests in any Employer, owning more than a  1/2% interest in the Employer, and having an aggregate annual compensation from the Employer an its Affiliates of more than the limitation in effect under Section 415(c)(1)(A) of the Code for the calendar year that includes the last day of the Plan Year (if two Employees have equal interests in an Employer, the Employee having the greater annual compensation from the Employer shall be deemed to have a larger interest), (iii) a 5% owner of an Employer (within the meaning of Section 416(i)(1)(B) of the Code) or (iv) a 1% owner of an Employer (within the meaning of Section 416(i)(1)(B) of the Code) having an aggregate annual compensation from the Employer and its Affiliates of more than $150,000. For purposes of this paragraph the term “compensation” shall mean an Employee’s Section 415 Compensation.

(2) For Plan Years beginning after December 31, 2001, “Key Employee” means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(v) “Limitation Year” shall mean the Plan Year.

(w) “Matching Contribution Account” shall mean an account established pursuant to paragraph (b) of Article VI with respect to matching contributions to this Plan on behalf of a Participant by an Employer pursuant to Article V.

(x) “Non-Highly Compensated Employee” shall mean, with respect to any Plan Year, an Employee or former Employee who is not a Highly Compensated Employee.

(y) “Non-Key Employee” shall mean, with respect to any Plan Year, an Employee or former Employee who is not a Key Employee (including any such Employee who formerly was a Key Employee).

(z) “Nonelective Contribution Account” shall mean an account established pursuant to paragraph (b) of Article VI with respect to Employer nonelective contributions made pursuant to Article V.

(aa) “Normal Retirement Date” shall mean the date on which a Participant attains the age of 65 years.

(bb) “One Year Break in Service” shall mean a Plan Year in which an Employee has 500 or fewer Hours of Service, and it shall be deemed to occur on the last day of any such Plan Year. For eligibility purposes, “One Year Break in Service” shall also mean the initial consecutive 12-month period described in the “Year of Service” definition in which an Employee has 500 or fewer Hours of Service, and it shall be deemed to occur on the last day of such consecutive 12-month period.

(cc) “Participant” shall mean any eligible Employee of an Employer who has become a Participant under the Plan and shall include any former employee of an Employer who became a Participant under the Plan and who still has a balance in an Account under the Plan.

(dd) “Plan” shall mean the 401(k) plan as herein set forth, as it may be amended from time to time.

(ee) “Plan Administrator” shall mean the Company.

(ff) “Plan Year” shall mean the 12-month period ending on December 31.

(gg) “Qualified Joint and Survivor Annuity” shall mean:

(1) in the case of a Participant who has a spouse, an immediate annuity for the life of the Participant with a survivor annuity for the life of his spouse that is 50% (or, at the election of the Participant, 100%) of the amount of the annuity payable during the joint lives of the Participant and his spouse; provided, however, that such annuity shall be the actuarial equivalent of the benefit that would otherwise be paid to the Participant; and

(2) in the case of any other Participant, an immediate annuity for the life of the Participant.

(hh) “Qualified Nonelective Contribution Account” shall mean an account established pursuant to paragraph (b) of Article VI with respect to qualified nonelective contributions made by an Employer pursuant to Article V.

(ii) “Qualified Preretirement Survivor Annuity” shall mean a survivor annuity for the life of the surviving spouse of the Participant equal to the death benefit provided in paragraph (d) of Article VII and that begins within a reasonable time following the death of the Participant.

(jj) “Retirement Savings Plan Merger Account” shall mean an account established pursuant to paragraph (b) of Article VI with respect to each participant for whom assets from the Tech Data Corporation Retirement Savings Plan have been merged into this Plan.

(kk) “Rollover Contribution Account” shall mean an account established pursuant to paragraph (b) of Article VI with respect to rollover contributions made pursuant to V.

(ll) “Section 415 Compensation” shall mean:

(1) Wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Section 1.62-2(c) of the Income Tax Regulations), any elective deferral (as defined in Section 402(g)(3) of the Code), any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Sections 125 or 457 of the Code, and, effective January 1, 2001, elective amounts that are not includible in the gross income of the Employee by reason of Section 132(f)(4) of the Code.

(2) Section 415 Compensation shall exclude the following:

(A) Employer contributions (except as set forth in subparagraph (1) above) to a plan of deferred compensation which are not includable in the Employee’s gross income for the taxable year in which contributed, or Employer contributions (except as set forth in subparagraph (1) above) under a simplified employee pension or any distributions from a plan of deferred compensation; provided, however, that any amounts received by an Employee pursuant to an unfounded non-qualified plan are permitted to be considered as Section 415 Compensation in the year the amounts are includable in the gross income of the Employee;

(B) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and

(C) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

(mm) “Top Heavy Plan” shall mean:

(1) This Plan if the aggregate account balances (not including voluntary rollover contributions made by any Participant from an unrelated plan) of the Key Employees and their beneficiaries for such Plan Year exceed 60% of the aggregate account balances (not including voluntary rollover contributions made by any Participant from an unrelated plan) for all Participants and their beneficiaries. Such values shall be determined for any Plan Year as of the last day of the immediately preceding Plan Year (or, for the first Plan Year, the last day of the first Plan Year). The account balances on any determination date shall include the aggregate distributions made with respect to Participants during the five-year period ending on the determination date. For the purposes of this definition, the aggregate account balances for any Plan Year shall include the account balances and accrued benefits of all retirement plans qualified under Section 401(a) of the Code with which this Plan is required to be aggregated to meet the requirements of Section 401(a)(4) or 410 of the Code (including terminated plans that would have been required to be aggregated with this Plan) and all plans of an Employer or an Affiliate in which a Key Employee participates; and such term may include (at the discretion of the Plan Administrator) any other retirement plan qualified under Section 401(a) of the Code that is maintained by an Employer or an Affiliate, provided the resulting aggregation group satisfies the requirements of Sections 401(a) and 410 of the Code. All calculations shall be on the basis of actuarial assumptions that are specified by the Plan Administrator and applied on a uniform basis to all plans in the applicable aggregation group. The account balance of any Participant shall not be taken into account if:

(A) he is a Non-Key Employee for any Plan Year, but was a Key Employee for any prior Plan Year, or

(B) he has not performed any service for an Employer during the five-year period ending on the determination date.

(2) Notwithstanding paragraph (1) above, for Plan Years beginning after December 31, 2001, the determination of a Top Heavy Plan shall be made in accordance with the following rules:

(A) The amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.”

(B) The accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account.

(nn) “Transfer Contribution Account” shall mean an account established pursuant to paragraph (b) of Article VI with respect to direct transfers made to this Plan from another qualified plan pursuant to Article V.

(oo) “Trust” shall mean the trust established by the Trust Agreement.

(pp) “Trust Agreement” shall mean the agreement providing for the Trust Fund, as it may be amended from time to time.

(qq) “Trust Fund” shall mean the trust fund established under the Trust Agreement from which the amounts of supplementary compensation provided for by the Plan are to be paid or are to be funded.

(rr) “Trustee” shall mean the individual, individuals or corporation designated as trustee under the Trust Agreement.

(ss) “Valuation Date” shall mean the last day of each Plan Year and/or each day securities are traded on a national stock exchange.

(tt) “Year of Service” shall mean

(1) for all purposes of this Plan except for purposes of Article IV:

(A) For Plan Years beginning on and after January 1, 2001, a Plan Year during which an Employee completes 1,000 or more Hours of Service.

(B) For the Plan Year beginning on January 1, 2000, the Plan Year ending December 31, 2000 only if the employee completes 1,000 or more Hours of Service during such Plan Year.

(i) Notwithstanding any provision of the Plan to the contrary, for purposes of this subparagraph (tt)(1)(B), an employee’s Hours of Service shall be equal to the sum of:

a. The employee’s Hours of Service as defined in paragraph (t) of Article I, and

b. The number of full months that has elapsed since the most recent anniversary of the employee’s hire date multiplied by 190 hours.

(C) For periods beginning before January 1, 2000, the number of years included in an Employee’s Periods of Service determined by aggregating all his years and days of service and converting days into years based upon the assumption that a year includes 365 days. Any Period of Service remaining after the aggregation that totals less than 365 days shall be disregarded in determining an Employee’s number of Years of Service.

(i) For purposes of this paragraph, the following terms shall have the following meanings:

a. “Period of Service” shall mean, with respect to an Employee, the period (expressed in years and fractional years) beginning with the date the Employee last commenced employment with an Employer or an Affiliate and ending with the date that a Period of Severance begins; provided, however, that any Period of Severance of less than twelve (12) consecutive months shall be disregarded and such time shall be included in the Period of Service.

I. For purposes of this section,

1. the date an Employee commenced employment is the first day an Employee performs an Hour of Service, and

2. fractional periods of less than a year shall be expressed in terms of days.

II. For purposes of determining a Participant’s vested percentage under the Plan:

1. If an Employee incurs a Break in Service and is thereafter reemployed by an Employer, his Periods of Service before such date shall be added to his Periods of Service after reemployment for purposes of determining his vested percentage in his Accounts attributable to contributions made after his reemployment.

2. Notwithstanding the foregoing, Periods of Service shall not include any Period of Service prior to a Break in Service if the Participant had no vested interest in the balance of his Accounts attributable to Employer contributions at the time of such Break in Service and if the number of consecutive Breaks in Service equaled or exceeded the greater of five or the number of

Years of Service completed by the Participant prior thereto (not including any Periods of Service not required to be taken into consideration under this subsection as a result of any prior Break in Service).

b. “Period of Severance” shall mean, with respect to an Employee, the period beginning with the earlier of the date the Employee separates from the service of an Employer or an Affiliate by reason of quitting, discharge, death or retirement, or the date twelve (12) months after the date the Employee separates from the service of the Employer or Affiliate for any reason other than quitting, retirement, discharge or death (e.g., vacation, holiday, sickness, disability, leave of absence or day off), and ending with the date the Employee performs an Hour of Service.

(2) For purposes of Article IV, the consecutive 12-month period beginning with the date of the Employee’s first Hour of Service for his Employer or an Affiliate thereof if, during such consecutive 12-month period, the Employee completes 1,000 Hours of Service; provided, however, that if, during such consecutive 12-month period, the Employee does not complete 1,000 Hours of Service, then “Year of Service” shall mean any Plan Year beginning after the date of the Employee’s first Hour of Service during which the Employee completes 1,000 or more Hours of Service. In either event, for purposes of Article IV, the Year of Service is not completed until the end of the consecutive 12-month period or the Plan Year, as the case may be, without regard to when during the period that the 1,000 Hours of Service are completed.

(3) Effective for Plan Years beginning on and after January 1, 2000, for purposes of Article VII, an Employee’s “Years of Service” shall not include the following:

(A) Any Year of Service prior to a One Year Break in Service, but only prior to such time as the Participant has completed a Year of Service after such One Year Break in Service.

(B) (i) In the case of a Participant who has no vested interest in the balance of his Accounts (other than the Rollover Contribution Account), Years of Service before any period of consecutive One Year Breaks in Service shall not be required to be taken into account if the number of consecutive One Year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Years of Service completed by the Participant prior to such period of consecutive One Year Breaks in Service.

(ii) For purposes of this subparagraph (2)(B), any Years of Service not required to be taken into account by reason of the application of this subparagraph shall not be taken into account in applying this subparagraph (2)(B) to a subsequent period of One Year Breaks in Service.

(4) For purposes of eligibility and vesting, an Employee shall be credited with service he earned with a predecessor employer in calculating the Employee’s Years of Service. For purposes of this subparagraph, the term “predecessor employer” shall mean an entity that is acquired by or merged with the Company or otherwise becomes an Affiliated Employer. The term “predecessor employer” shall also include GE Capital Information Technology Systems-North America, Inc. (“GE”) with respect to Employees hired by the Employer from GE in the Frederick, Maryland Distribution and Configuration facility.

(5) For purposes of this section, the term “Employee” shall include any individual employed by an Employer, including a leased employee.

ARTICLE II

Name and Purpose of the Plan and the Trust

(a) Name of Plan. A 401(k) plan is hereby established in accordance with the terms hereof and shall be known as the “TECH DATA CORPORATION 401(K) SAVINGS PLAN.”

(b) Exclusive Benefit. This Plan has been established for the sole purpose of providing benefits to the Participants and enabling them to share in the growth of their Employer. Except as otherwise permitted by law, in no event shall any part of the principal or income of the Trust be paid to or reinvested in any Employer or be used for or diverted to any purpose whatsoever other than for the exclusive benefit of the Participants and their beneficiaries.

(c) Return of Contribution. Notwithstanding the foregoing provisions of paragraph (b), any contribution made by an Employer to this Plan by a mistake of fact may be returned to the Employer within one year after the payment of the contribution; and any contribution made by an Employer that is conditioned upon the deductibility of the contribution under Section 404 of the Code (each contribution shall be presumed to be so conditioned unless the Employer specifies otherwise) may be returned to the Employer if the deduction is disallowed and the contribution is returned (to the extent disallowed) within one year after the disallowance of the deduction.

(d) Participants’ Rights. The establishment of this Plan shall not be considered as giving any Employee, or any other person, any legal or equitable right against any Employer, any Affiliate, the Plan Administrator, the Trustee or the principal or the income of the Trust, except to the extent otherwise provided by law. The establishment of this Plan shall not be considered as giving any Employee, or any other person, the right to be retained in the employ of any Employer or any Affiliate.

(e) Qualified Plan. This Plan and the Trust are intended to qualify under the Code as a tax-qualified employees’ plan and trust as described in Sections 401(a) and 501(a) of the Code.

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ARTICLE III

Plan Administrator

(a) Administration of the Plan. The Plan Administrator shall control and manage the operation and administration of the Plan, except with respect to investments. The Plan Administrator shall have no duty with respect to the investments to be made of the funds in the Trust except as may be expressly assigned to it by the terms of the Trust Agreement.

(b) Powers and Duties. The Plan Administrator shall have complete control over the administration of the Plan herein embodied, with all powers necessary to enable it to carry out its duties in that respect. Not in limitation, but in amplification of the foregoing, the Plan Administrator shall have the power and discretion to interpret or construe this Plan and to determine all questions that may arise as to the status and rights of the Participants and others hereunder.

(c) Direction of Trustee. It shall be the duty of the Plan Administrator to direct the Trustee with regard to the allocation and the distribution of the benefits to the Participants and others hereunder.

(d) Summary Plan Description and Reports. The Plan Administrator shall prepare or cause to be prepared a summary plan description (if required by law) and such periodic and annual reports as are required by law.

(e) Disclosure. The Plan Administrator shall from time to time furnish to each Participant a statement containing the value of his interest in the Trust Fund and such other information as may be required by law.

(f) Conflict in Terms. The Plan Administrator shall notify each Employee, in writing, as to the existence of the Plan and Trust and the basic provisions thereof. In the event of any conflict between the terms of this Plan and the Trust Agreement and any explanatory booklet or other description, this Plan and the Trust Agreement shall control.

(g) Records. The Plan Administrator shall keep a complete record of all its proceedings as such Plan Administrator and all data necessary for the administration of the Plan. All of the foregoing records and data shall be located at the principal office of the Plan Administrator.

(h) Final Authority. Except to the extent otherwise required by law, the decision of the Plan Administrator in matters within its jurisdiction shall be final, binding and conclusive upon each Employer and each Employee, member and beneficiary and every other interested or concerned person or party.

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(i) Claims.

(1) Claims for benefits under the Plan may be made by a Participant or a beneficiary of a Participant on forms supplied by the Plan Administrator. Written notice of the disposition of a claim shall be furnished to the claimant by the Plan Administrator within ninety (90) days after the application is filed with the Plan Administrator, unless special circumstances require an extension of time for processing, in which event action shall be taken as soon as possible, but not later than one hundred eighty (180) days after the application is filed with the Plan Administrator; and, in the event that no action has been taken within such ninety (90) or one hundred eighty (180) day period, the claim shall be deemed to be denied for the purposes of subparagraph (2). In the event that the claim is denied, the denial shall be written in a manner calculated to be understood by the claimant and shall include the specific reasons for the denial, specific references to pertinent Plan provisions on which the denial is based, a description of the material information, if any, necessary for the claimant to perfect the claim, an explanation of why such material information is necessary and an explanation of the claim review procedure.

(2) If a claim is denied (either in the form of a written denial or by the failure of the Plan Administrator, within the required time period, to notify the claimant of the action taken), a claimant or his duly authorized representative shall have sixty (60) days after the receipt of such denial to petition the Plan Administrator in writing for a full and fair review of the denial, during which time the claimant or his duly authorized representative shall have the right to review pertinent documents and to submit issues and comments in writing. The Plan Administrator shall promptly review the claim and shall make a decision not later than sixty (60) days after receipt of the request for review, unless special circumstances require an extension of time for processing, in which event a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after the receipt of the request for review. If such an extension is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision of the review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the Plan provisions on which the decision is based.

(j) Appointment of Advisors. The Plan Administrator may appoint such accountants, counsel (who may be counsel for an Employer), specialists and other persons that it deems necessary and desirable to assist in the administration of this Plan. The Plan Administrator, by action of its Board of Directors, may designate one or more of its employees to perform the duties required of the Plan Administrator hereunder.

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ARTICLE IV

Eligibility and Participation

(a) Eligibility and Participation.

(1) Any Employee of an Employer shall be eligible to participate in the Plan with respect to elective contributions upon completing 30 days of employment with the Employer and attaining 18 years of age.

(2) Any Employee of an Employer shall be eligible to participate in the Plan with respect to Employer nonelective contributions, matching contributions and qualified nonelective contributions upon completing one Year of Service and attaining 18 years of age.

(3) Upon completion of the eligibility requirements described in paragraphs (a)(1) and (a)(2) above, an Employee shall enter the Plan as a Participant, if he is still an Employee of an Employer, on the first Entry Date concurring therewith or occurring thereafter. An Employee who has completed the eligibility requirements described in paragraphs (a)(1) and (a)(2) above prior to becoming an Employee shall enter the Plan as a Participant on the date he becomes an Employee of an Employer (or, of later, on the first Entry Date following the completion of his eligibility requirements).

(b) Former Employees.

(1) An Employee who ceases to be a Participant and who subsequently reenters the employ of an Employer shall be eligible again to become a Participant on the date of his reemployment.

(2) An Employee who satisfies the eligibility requirements set forth above and who terminates employment with the Employer prior to becoming a Participant will become a Participant on the later of the Entry Date on which he would have entered the Plan had he not terminated employment or the date of his reemployment.

(3) An Employee who incurs a One Year Break in Service prior to satisfying the eligibility requirements set forth above shall be eligible to become a Participant upon completion of such requirements.

(c) Change in Employment Classification.

(1) A Participant who ceases to be an Employee will no longer actively participate in the Plan after the date he ceases to be an Employee. If such individual subsequently resumes his status as an Employee, he shall be eligible again to become an active Participant on the date of his reemployment, regardless of whether such date is a normal Entry Date. This requirement is

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satisfied if such Employee is permitted to commence or resume, as the case may be, making elective contributions no later than the beginning of the first payroll period commencing after the date he resumes his status as an Employee.

(2) If an individual who is employed by an Employer but who is not an Employee becomes an Employee, such Employee shall enter the Plan as an active Participant on the later of (1) the date the individual becomes an Employee or (2) the Entry Date on which he would have entered the Plan had he been an Employee throughout his employment with the Employer. If the Employee must enter the Plan as an active Participant on the date the he becomes an Employee, then he must be permitted to commence making elective contributions no later than the beginning of the first payroll period commencing after the date he becomes an Employee.

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ARTICLE V

Contributions to the Trust

(a) Participants’ Elective Contributions.

(1) The Employer shall contribute to the Trust, on behalf of each Participant, an elective contribution as specified in a written salary reduction agreement (if any) between the Participant and such Employer, subject to the following:

(A) Such contribution for a Participant shall not exceed the lesser of (i) or (ii):

(i) With respect to elective contributions made under this Plan, or any other plan, contract or arrangement maintained by the Employer, during any calendar year, the dollar limitation contained in Code Section 402(g) in effect for the Participant’s taxable year beginning in such calendar year. In the case of a Participant aged 50 or over by the end of the taxable year, the dollar limitation described in the preceding sentence includes the amount of elective contributions that can be Catch-up Contributions. The dollar limitation contained in Code Section 402(g) is $10,500 for taxable years beginning in 2000 and 2001 increasing to $11,000 for taxable years beginning in 2002 and increasing by $1,000 for each year thereafter up to $15,000 for taxable years beginning in 2006 and later years. After 2006, the $15,000 limit will be adjusted by the Secretary of the Treasury for cost-of-living increases under Section 402(g)(4). Any such adjustments shall be in multiples of $500.

(ii) 90% of the Participant’s Compensation for such Plan Year.

(B) Catch-up Contributions are elective contributions made to the Plan that are in excess of an otherwise applicable plan limit and that are made by Participants who are aged 50 or over by the end of their taxable years. An otherwise applicable plan limit is a limit in the Plan that applies to elective contributions without regard to Catch-up Contributions, such as the limits on annual additions, the dollar limitation on elective contributions under Code §402(g) (not counting Catch-up Contributions) and the limit imposed by the actual deferral percentage (ADP) test under §401(k)(3). Catch-up Contributions for a Participant for a taxable year may not exceed the dollar limit on Catch-up Contributions under Code §414(v)(2)(B)(i) for the taxable year. The dollar limit on

Catch-up Contributions under Code §414(v)(2)(B)(i) is $1,000 for taxable years beginning in 2002, increasing by $1,000 for each year thereafter up to $5,000 for taxable years beginning in 2006 and later years. After 2006, the $5,000 limit will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code §414(v)(2)(C). Any such adjustments will be in multiples of $500.

Catch-up Contributions are not subject to the limits on annual additions, are not counted in the ADP test and are not counted in determining the minimum allocation under Code §416 (but Catch-up Contributions made in prior years are counted in determining whether the Plan is top-heavy). Provisions in the Plan relating to Catch-up Contributions apply to elective contributions made after 2001.

(2) (A) The minimum deferral percentage made on behalf of a Participant electing to make a contribution for any Plan Year shall be 1% of his Compensation.

(B) Deferrals made on behalf of a Participant shall be in whole percentages.

(3) If the Plan Administrator is notified that a Participant’s elective contributions, together with any employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement (‘CODA’) described in Code Section 401(k), any salary reduction simplified employee pension described in § 408(k)(6), any SIMPLE IRA plan described in § 408(p) and any plan described under § 501(c)(18), and any employer contributions made on behalf of a participant for the purchase of an annuity contract under § 403(b) pursuant to a salary reduction agreement, exceed the limitation set forth in paragraph (a)(1) of this Article V, the Plan Administrator shall refund to such Participant the portion of such excess deferrals that are attributable to such elective contributions to the Plan, plus the earnings thereon. The Participant may assign to this Plan any excess elective contributions made during a taxable year of the Participant. For this purpose, the Plan Administrator shall be deemed to have been notified of such excess if the excess arises solely from elective contributions made under the Plan or any other plan, contract or arrangement of the Employer. The Plan Administrator may use any reasonable method for computing the income allocable to such excess deferrals, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants’ Accounts. Any such refund shall be made on or before April 15 of the Plan Year following the Plan Year in which the excess deferral is made. The amount of excess deferrals that may be distributed under this paragraph (a)(3) with respect to a Participant for any taxable year shall be reduced by any excess contributions previously distributed pursuant to paragraph (a)(7) with respect to such Participant for the Plan Year ending with or within such taxable year.

(4) (A) Any Employee who has satisfied the requirements to participate in the Plan with respect to elective contributions may elect to have the Employer contribute amounts to the Plan in the form of elective contributions or to receive such amounts directly in cash. Any such election shall be made through the execution of a salary reduction agreement. To be effective, the salary reduction agreement must be executed and in effect prior to the end of the pay period to which it applies. Any such agreement may be revised by the Participant, in accordance with rules and procedures established by the Plan Administrator, which rules must provide a reasonable period at least once each Plan Year during which a Participant may elect to modify the amount of his elective contributions.

(B) A salary reduction agreement may be executed with respect to a bonus provided the amount of any such bonus is not “currently available” to an Employee on the date such salary reduction agreement is executed. For this purpose, an amount is not currently available to an Employee if there is a significant limitation or restriction on the Employee’s right to receive the amount currently or if the Employee may under no circumstances receive the amount before a particular time in the future.

(5) A Participant may suspend further elective contributions to the Plan at any time, provided the request for such suspension is received by the Plan Administrator prior to the first day of the first pay period to which such suspension applies. Any Participant who suspends further contributions relating to periodic pay may resume making elective contributions to the Plan by providing notice in accordance with rules and procedures established by the Plan Administrator.

(6) (A) The Plan Administrator may establish such other rules and procedures regarding Participant salary reduction agreements and elective contributions as it deems necessary, which rules and procedures shall be applied in a uniform, nondiscriminatory manner.

(B) The Plan Administrator shall have the right to require any Participant to reduce his elective contributions under any such agreement, or to refuse deferral of all or part of the amount set forth in such agreement, if necessary to comply with the requirements of this Plan and the Code.

(7) (A) In the event that the elective contributions of Highly Compensated Employees exceed the limitations set forth in paragraph (e), such excess (plus the earnings thereon), determined as set forth in subparagraph (7)(B) below, may be distributed to the Highly Compensated

Employees described in subparagraph (7)(C), below, on or before the 15th day of the third month after the close of the Plan Year to which the excess contributions relate. Notwithstanding the preceding sentence, the Plan Administrator shall in no event delay the distribution of any excess elective contributions (plus the earnings thereon) beyond the date that is 12 months after the close of the Plan Year to which the excess contributions relate. If such excess amounts (other than Catch-up Contributions) are distributed more than 2  1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10-percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Excess elective contributions shall be treated as annual additions under the Plan even if distributed.

(B) (i) The amount of such excess for the Plan Year shall be equal to the amount by which the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio for the Plan Year would be reduced to the extent required to

a. enable the arrangement to satisfy the limitations set forth in paragraph (e), or

b. cause such Highly Compensated Employee’s Actual Deferral Ratio to equal the Actual Deferral Ratio of the Highly Compensated Employee with the next highest Actual Deferral Ratio.

This process shall be repeated until the arrangement satisfies the limitations set forth in paragraph (e).

(ii) For each Highly Compensated Employee described in subparagraph (7)(B)(i) above, the amount of such excess shall be deemed to equal

a. the total elective contributions, plus qualified nonelective contributions, if any, that are treated as elective contributions, on behalf of the Participant (determined prior to the application of this paragraph (a)(7)), minus

b. the amount determined by multiplying the Participant’s Actual Deferral Ratio (determined after application of this paragraph (a)(7)) by his compensation used in determining such ratio.

(C) The elective contributions of the Highly Compensated Employee with the highest dollar amount of elective contributions for the Plan Year shall be reduced by an amount equal to the excess elective contributions determined under subparagraph (7)(B). The reduced amount shall be distributed to such Highly Compensated Employee in accordance with subparagraph (7)(A); provided, further, that such Highly Compensated Employee’s elective contributions shall be reduced to a level that is equal to the elective contributions of the Highly Compensated Employee with the next highest dollar amount of elective contributions. Thereafter, the elective contributions of the Highly Compensated Employees with the same dollar amounts of elective contributions shall be reduced on an equal basis by an amount equal to any additional excess elective contributions determined under subparagraph (7)(B) above, which reduced amounts shall be distributed to such Highly Compensated Employees in accordance with subparagraph (7)(A). For purposes of this subparagraph, elective contributions shall include amounts treated as elective contributions. To the extent a Highly Compensated Employee has not reached his or her Catch-up Contribution limit under the Plan, excess elective contributions allocated to such Highly Compensated Employee are Catch-up Contributions and will not be treated as excess elective contributions.

(D) The amount of excess elective contributions that may be distributed under this paragraph (a)(7) with respect to a Participant for a Plan Year shall be reduced by any excess deferrals previously distributed to such Participant under paragraph (a)(3) for the Participant’s taxable year ending with or within such Plan Year.

(E) The Plan Administrator may use any reasonable method for computing the income allocable to excess contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants’ Accounts.

(b) Matching Contributions.

(1) Each Employer may make matching contributions to the Trust in each Plan Year, as follows:

(A) Basic Matching Contributions.

Each Employer, in its discretion, may contribute a basic matching contribution on behalf of each Participant for whom an elective contribution is made during the Plan Year. The amount of such basic matching contribution will be equal to a discretionary percentage of each Participant’s elective contribution for the Plan Year. No basic matching contribution shall be made with respect to a Participant’s elective contribution per payroll period that exceeds a specified percentage of his Compensation for such payroll period as determined by the Employer.

(B) Incentive Matching Contributions.

Each Employer, in its discretion, may contribute an incentive matching contribution on behalf of each Participant (i) for whom an elective contribution is made during the Plan Year, and (ii) who is employed on January 31 in the Plan Year immediately following the Plan Year for which the incentive matching contribution is made. The amount of such incentive matching contribution will be equal to a discretionary percentage of each eligible Participant’s elective contribution for the Plan Year. No incentive matching contribution shall be made with respect to a Participant’s elective contribution for the Plan year that exceeds a specified percentage of his Compensation for such Plan year as determined by the Employer.

(C) Basic matching contributions and incentive matching contributions may be made by each Employer independent of any other Employer, and the matching percentage and Compensation caps applicable to each such type of matching contribution for a Plan Year shall be separately stated by each Employer.

(D) Except where specifically provided otherwise, the basic matching contributions and incentive matching contributions under this paragraph (1) shall be aggregated and treated together as “matching contributions” under this Plan.

(2) No matching contribution shall be made for the portion of a Participant’s elective contribution (i) that is subject to the refund requirements of paragraphs (a)(3) and (a)(7) or (ii) that exceeds the limitations of paragraph (e) of Article VI.

(3) Any matching contribution made by an Employer on account of an elective contribution that has been refunded pursuant to paragraph (a)(3) or paragraph (a)(7), above, or distributed to satisfy the limitations set forth in paragraph (e) of Article VI shall be forfeited and used as an additional matching contribution for the Plan Year in which the forfeiture occurs.

(4) In the event that the matching contributions of Highly Compensated Employees exceed the limitations of paragraph (e):

(A) The nonvested portion of such excess (including earnings thereon), if any, determined as set forth in subparagraph (4)(C) below, shall be forfeited and used as an additional matching contribution for the benefit of Non-Highly Compensated Employees for the Plan Year in which the forfeiture occurs.

(B) The vested portion of such excess (including earnings thereon), if any, determined as set forth in subparagraph (4)(C) below, shall be distributed to the Highly Compensated Employees described in subparagraph (4)(F) below, on or before the 15th day of the third month after the close of the Plan Year to which the matching contributions relate. Notwithstanding the preceding sentence, the Plan Administrator shall in no event delay the distribution of any excess matching contributions (plus the earnings thereon) beyond the date that is 12 months after the close of the Plan Year to which the excess contributions relate. If such Excess Aggregate Contributions are distributed more than 2  1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10-percent excise tax will be imposed on the employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as annual additions under the Plan even if distributed.

(C) The amount of such excess for the Plan Year shall be equal to the amount determined by the following leveling method, under which the Actual Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio would be reduced to the extent required to

(i) enable the Plan to satisfy the limitations set forth in paragraph (e), or

(ii) cause such Highly Compensated Employee’s Actual Contribution Ratio to equal the Actual Contribution Ratio of the Highly Compensated Employee with the next highest Actual Contribution Ratio.

This process shall be repeated until the Plan satisfies the limitations set forth in paragraph (e). For each Highly Compensated Employee, the amount of such excess is equal to the total matching contributions, plus elective contributions and qualified nonelective contributions, if any, treated as matching contributions, on behalf of the Employee (determined prior to the application of this paragraph (b)(4)(C)) minus the amount determined by multiplying the Employee’s Actual Contribution Ratio (determined after application of this paragraph (b)(4)(C)) by his compensation used in determining such ratio.

(D) In determining the amount of such excess, Actual Contribution Ratios shall be rounded to the nearest one-hundredth of one percent of the Employee’s compensation.

(E) In no case shall the amount of such excess with respect to any Highly Compensated Employee exceed the amount of matching contributions on behalf of such Highly Compensated Employee for such Plan Year.

(F) The matching contributions of the Highly Compensated Employee with the highest dollar amount of matching contributions for the Plan Year shall be reduced by an amount equal to the excess matching contributions determined in accordance with subparagraph (4)(C) above. The reduced amount shall be either forfeited or distributed to such Highly Compensated Employee in accordance with subparagraphs (4)(A) and (B) above, provided, further, that such Highly Compensated Employee’s matching contributions shall be reduced to a level that is equal to the matching contributions of the Highly Compensated Employee with the next highest dollar amount of matching contributions. Thereafter, the matching contributions of the Highly Compensated Employees with the same dollar amounts of matching contributions shall be reduced on an equal basis by an amount equal to any additional excess matching contributions determined in accordance with subparagraph (4)(C) above, which reduced amounts shall be either forfeited or distributed to such Highly Compensated Employees in accordance with subparagraphs (4)(A) and (B) above. For purposes of this subparagraph, matching contributions shall include amounts treated as matching contributions.

(G) The Plan Administrator may use any reasonable method for computing the income allocable to excess contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants’ Accounts.

(5) For purposes of paragraph (3) and subparagraph (4)(A), above, any forfeitures of matching contributions shall first be made from incentive matching contributions (as described in subparagraph (1)(A)), to the extent thereof, and only then from basic matching contributions (as described in subparagraph (1)(B)). Forfeitures of incentive matching contributions shall be allocated as additional incentive matching contributions, and forfeitures of basic matching contributions shall be allocated as additional basic matching contributions.

(6) For purposes of subparagraph (4)(B), above, distributions of excess matching contributions shall first be made from vested incentive matching contributions (as described in subparagraph (1)(A)), to the extent thereof, and only then from vested basic matching contributions (as described in subparagraph (1)(B)).

(c) Nonelective Contributions. An Employer, in its discretion, may make nonelective contributions to the Nonelective Contribution Accounts of Participants.

(d) Qualified Nonelective Contributions. An Employer, in its discretion, may make qualified nonelective contributions to the Qualified Nonelective Contribution Accounts of Participants.

(e) Actual Deferral Percentage and Actual Contribution Percentage Tests. The amounts contributed as elective and matching contributions shall be limited as follows:

(1) The Actual Deferral Percentage for the group of eligible Highly Compensated Employees for the Plan Year shall bear a relationship to the Actual Deferral Percentage for all other eligible Employees for the current Plan Year which meets either of the following tests:

(A) The Actual Deferral Percentage for the group of eligible Highly Compensated Employees for a Plan Year shall not exceed the Actual Deferral Percentage for the group of all other eligible Employees multiplied by 1.25, or

(B) The excess of the Actual Deferral Percentage for the group of eligible Highly Compensated Employees for a Plan Year over the Actual Deferral Percentage for the group of all other eligible Employees shall not exceed two (2) percentage points (or such lesser amount as may be required by the Secretary of the Treasury, through regulations or otherwise); and the Actual Deferral Percentage for the group of eligible Highly Compensated Employees shall not exceed the Actual Deferral Percentage for the group of all other eligible Employees, multiplied by 2.0.

(2) (A) The Actual Contribution Percentage for the group of eligible Highly Compensated Employees for a Plan Year shall not exceed the greater of:

(i) 125% of the Actual Contribution Percentage for the group of all other eligible Employees for the current Plan Year, or

(ii) The lesser of 200% of the Actual Contribution Percentage for the group of all other eligible Employees for the current Plan Year, or the Actual Contribution Ratio for the group of all other eligible Employees for the current Plan Year, plus two (2) percentage points (or such lesser amount as may be required by the Secretary of the Treasury, through regulations or otherwise).

(B) The Actual Contribution Percentage for the group of eligible Employees who are not Highly Compensated Employees shall be determined on the basis of the current Plan Year.

(3) (A) In the event that this Plan satisfies the requirements of Code §§401(k), 401(m), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the ADP and ACP of employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code §401(k) or Code §401(m) only if they have the same Plan Year and use the same ADP and ACP testing methods.

(B)

(i) The Actual Deferral Ratio of a Highly Compensated Employee who is eligible to participate in more than one cash or deferred arrangement maintained by an Employer shall be determined by treating all such cash or deferred arrangements in which the Employee is eligible to participate (other than arrangements that may not be permissively aggregated) as a single arrangement. If a Highly Compensated Employee participates in two or more CODAs of the Employer that have different plan years, all Elective Deferrals made during the Plan Year under all such arrangements shall be aggregated. For plan years beginning before 2006, all such CODAs ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code §401(k).

(ii) The Actual Contribution Ratio of a Highly Compensated Employee who is eligible to participate in more than one plan of an Employer to which Employee or matching contributions are made shall be determined by treating all such plans (other than arrangements that may not be permissively aggregated) as a single plan. If a Highly Compensated Employee participates in two or more such plans or arrangements that have different plan years, all Contribution Percentage Amounts made during the Plan Year under all such plans and arrangements shall be aggregated. For plan years beginning before 2006, all such plans and arrangements ending with or within the same calendar year shall be treated as a single plan or arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code §401(m).

(4) (A) An elective contribution will be taken into account in determining the Actual Deferral Percentage only if it relates to Compensation that either would have been received by the Employee in the Plan Year but for the Employee’s election to defer under the cash or deferred arrangement or is attributable to services performed by the Employee in the Plan Year and, but for the Employee’s election to defer, would have been received by the Employee within 2 1/2 months after the close of the Plan Year.

(B) An elective contribution will be taken into account in determining the Actual Deferral Percentage only if it is allocated to the Participant as of a date within that Plan Year; and provided further, that such allocation shall not be contingent on participation or performance of services and that such elective contribution shall be paid to the Trust no later than twelve (12) months after the Plan Year to which the contribution relates.

(5) For any Plan Year, the Employer can elect to perform the tests described in (e)(1) and (e)(2) above by comparing the ADP and ACP of Highly Compensated Employees for the current Plan Year to the ADP and ACP of all other eligible Employees for the prior Plan Year, but only if the Plan has used the method described in (e)(1) and (e)(2) above for each of the preceding five Plan Years or if, as a result of a merger or acquisition described in Code § 410(b)(6)(C)(i), the Employer maintains both a plan using the prior year testing method and a plan using the current year testing method and the change is made within the transition period described in § 410(b)(6)(C)(ii). If more than 10 percent of the Employer’s Non-highly Compensated Employees are involved in a plan coverage change as defined in Regulations §1.401(k)-2(c)(4) or 1.401(m)-2(c)(4), then any adjustments to the Nonhighly Compensated Employees’ ADP for the prior year will be made in accordance with such Regulations, unless the Employer is using the Current Year Testing method described in (e)(1) and (e)(2) above.

(6) For any Plan Year, the Employer can elect to utilize the permissive disaggregation rules contained in Treasury Regulation §1.401(k)-1(b)(4)(iv)(A) or §1.401(k)-2(a)(1)(iii)(A) in performing the ADP or ACP tests described in subparagraphs (1) and (2) above.

(f) Form and Timing of Contributions. Payments on account of the contributions due from an Employer for any Plan Year shall be made in cash or Employer Stock. Such payments may be made by a contributing Employer at any time, but payment of the Employer contributions for any Plan Year shall be completed on or before the time prescribed by law, including extensions thereof, for filing such Employer’s federal income tax return for its taxable year with which or within which such Plan Year ends. Payment of any elective contribution must be made as soon as is administratively feasible following the date on which the contribution is withheld from a Participant’s pay, but in any case, no later than the fifteenth business day of the month following the month in which the contribution is withheld from a Participant’s pay.

(g) Rollover Contributions and Direct Transfers. The Trustee may accept rollover contributions and direct transfers, as follows:

(1) For Plan Years beginning prior to January 1, 2002, and with the consent of the Plan Administrator and in such manner as prescribed by the Plan Administrator, the Trustee may accept:

(A) a rollover contribution (as defined in the applicable sections of the Code) on behalf of an Employee, and

(B) a direct transfer from a trustee of another qualified plan in which an Employee is or was a participant.

(2) For Plan Years beginning after December 31, 2001, the Plan will accept Participant rollover contributions and/or direct rollovers of an eligible rollover distribution from the following types of plans described in Section 401(a) or 403(a) of the Code, excluding after-tax Employee contributions:

(A) General. The Plan will accept a direct rollover of an eligible rollover distribution from a qualified plan described in Section 401(a) or 403(a) of the Code.

(B) Participant Rollover Contributions from Other Plans. The Plan will accept a Participant contribution of an eligible rollover distribution from a qualified plan described in Section 401(a) or 403(a) of the Code.

(C) Participant Rollover Contributions from IRAs. The Plan will accept a Participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code (including an account or annuity described in Section 408(p)) that is eligible to be rolled over and would otherwise be includible in gross income.

(3) Any Transfer Contribution Account, ESOP Merger Account or Retirement Savings Plan Merger Account that would cause this Plan to be a transferee plan within the meaning of Section 401(a)(11)(B)(iii)(III) of the Code shall be accounted for separately, and shall be subject to the requirements of Sections 401(a)(11) and 417 of the Code.

(h) No Duty to Inquire. The Trustee shall have no right or duty to inquire into the amount of any contribution made by an Employer or any Participant or the method used in determining the amount of any such contribution, or to collect the same, but the Trustee shall be accountable only for funds actually received by it.

ARTICLE VI

Participants’ Accounts and Allocation of Contributions

(a) Common Fund. The assets of the Trust shall constitute a common fund in which each Participant shall have an undivided interest.

(b) Establishment of Accounts.

(1) The Plan Administrator shall establish and maintain with respect to each Participant an account, designated as a Nonelective Contribution Account, Elective Contribution Account, Matching Contribution Account and Qualified Nonelective Contribution Account.

(2) (A) For each Participant who has been credited with a rollover contribution or a transfer from another qualified plan pursuant to Article V, the Plan Administrator shall establish and maintain a Rollover Contribution Account or a Transfer Contribution Account.

(B) In the case of a direct transfer of assets from another plan, the protected benefits (within the meaning of Section 411(d)(6) of the Code) attributable to the transferor plan shall apply to the assets in the Participant’s Transfer Contribution Account.

(3) The Plan Administrator shall establish and maintain an ESOP Merger Account and/or a Retirement Savings Plan Merger Account for each Participant for whom assets from the Tech Data Corporation Employee Stock Ownership Plan and/or the Tech Data Corporation Retirement Savings Plan have been merged into this Plan.

(4) The Plan Administrator may establish such additional Accounts as are necessary to reflect a Participant’s interest in the Trust Fund.

(c) Interests of Participants. The interest of a Participant in the Trust Fund shall be the vested balance remaining from time to time in his Accounts after making the adjustments required in paragraph (d).

(d) Adjustments to Accounts. Subject to the provisions of paragraph (e), the Accounts of a Participant shall be adjusted from time to time as follows:

(1) First, the value of a Participant’s Accounts shall be converted into units or shares.

(2) Next, contributions made on each Valuation Date shall be credited in accordance with the following and shall be used to purchase additional units or shares:

(A) The Elective Contribution Account of a Participant shall be credited with any elective contributions not previously credited.

(B) The Matching Contribution Account of a Participant shall be credited with any matching contributions made by his Employer not previously credited.

(C) The Nonelective Contribution Account of a Participant shall be credited with his share of the nonelective contribution not previously credited, if any, made by his Employer with respect to the Plan Year to which such contribution relates. The amount of the nonelective contribution credited to a Participant shall be the amount that bears the same ratio to the total of such nonelective contributions as the Participant’s Compensation bears to the total Compensation of all Participants who are entitled to share in the nonelective contributions for the Plan Year.

(i) A Participant shall not be entitled to share in the nonelective contribution for a Plan Year unless (a) the Plan Year constitutes a Year of Service for such Participant and he is employed by his Employer on the last day of the Plan Year, or (b) his employment is terminated during the Plan Year as a result of retirement, disability or death.

(ii) a. I. In the event that the requirements set forth in subparagraph (i) above would cause this Plan to fail to satisfy the coverage requirement described in subparagraph (ii)a.II. below, a Participant shall be entitled to share in the nonelective contribution if he satisfies the requirements of subparagraph (ii)b. below.

II. In order to satisfy the coverage requirement of this subparagraph (ii)a.II. for the Plan Year, the Plan’s ratio percentage (as described in subparagraph (ii)a.III. below) with respect to the Employer contribution for the Plan Year shall be at least seventy percent (70%).

III. For purposes of this subparagraph (ii)a., “ratio percentage” shall mean the percentage (rounded to the nearest hundredth of a percentage point) determined by dividing the percentage of the Non-Highly Compensated Employees (as defined below) who benefit under the Plan by the percentage of the Highly Compensated Employees who benefit under the Plan.

1. For purposes of determining the ratio percentage applicable to any contribution made pursuant to Article V and allocated pursuant to Article VI, the percentage of the Non-Highly Compensated Employees who benefit under the Plan shall be determined by dividing the number of Non-Highly Compensated Employees who are Participants in the Plan and are entitled to share in the applicable contribution under the Plan by the total number of Non-Highly Compensated Employees who have met the service requirements of paragraph (b) of Article IV. The percentage of the Highly Compensated Employees who benefit under the Plan shall be determined by dividing the number of Highly Compensated Employees who are Participants in the Plan and are entitled to share in the applicable contribution under the Plan by the total number of Highly Compensated Employees who have met the service requirements of paragraph (b) of Article IV.

2. The Plan’s ratio percentage shall be determined as of the last day of the Plan Year, taking into account all Employees who were Employees on any day during the Plan Year.

b. If this Plan would otherwise fail to satisfy the requirements of subparagraph (ii)a. for the Plan Year, a Participant shall be entitled to share in the Employer nonelective contribution credited if the following requirements are satisfied:

I. he is a Non-Highly Compensated Employee;

II. he completes more than 500 Hours of Service during such Plan Year, regardless of whether he is employed by his Employer on the last day of the Plan Year; and

III. the crediting of a share of the contribution to the Participant is required by this subparagraph (ii)b.III. The number of Participants required to be credited with a contribution by this subparagraph (ii)b.III. (the “Required Number of Participants”), when added to the Non-Highly Compensated Employees who are eligible to be credited with a contribution pursuant to the provisions of subparagraph (C)(i), shall be equal to the minimum number of Non-Highly Compensated Employees who are required to be credited with an Employer contribution under the Plan during the Plan Year in order to satisfy the minimum coverage requirement of subparagraph (ii)a. A Participant will be credited with a contribution under this subparagraph (ii)b.III. if the Participant is among the Required Number of Participants paid the lowest Compensation by his Employer for the Plan Year (determined without regard to those Participants who are entitled to be credited with a contribution pursuant to subparagraph (C)(i) above).

(D) The Qualified Nonelective Contribution Account of a Participant shall be credited with his share of the qualified nonelective contribution made by his Employer not previously credited as follows:

(i) The amount of the qualified nonelective contribution shall be credited first to the Participant who is a Non-Highly Compensated Employee and whose eligible Compensation as described in paragraph (k) of Article I for the Plan Year is the lowest of all Plan Participants in an amount that does not exceed the limitations on Annual Additions described in paragraph (e) of this Article; provided, however, that such qualified nonelective contribution shall not exceed the Compensation of the Non-Highly Compensated Employee times the greater of 5% or twice the Plan’s representative contribution rate. The Plan’s representative contribution rate is the lowest applicable contribution rate of any eligible Non-Highly Compensated Employee among a group of eligible Non-Highly Compensated Employees that consists of half of all such eligible Employees for the Plan Year (or of any eligible Non-Highly Compensated Employee in the group of all eligible Non-Highly Compensated Employees for the Plan Year who are employed by the Employer on the last day of the Plan Year, if greater). The applicable contribution rate is the sum of the qualified nonelective contributions made for the eligible Non-Highly Compensated Employee for the Plan Year, divided by the eligible Non-Highly Compensated Employee’s Compensation for the same period. If any qualified nonelective contributions remain to be credited, then such qualified nonelective contributions shall be credited to the Non-Highly Compensated Employee whose eligible Compensation as described in paragraph (k) of Article I for the Plan Year is the second lowest of all Plan Participants in the same manner as the first level of crediting and such crediting process shall continue until all of the qualified nonelective contributions are credited; provided, however, that a Participant who is a Highly Compensated Employee or a Non-Highly Compensated Employee who has not met the minimum age and service requirements of Section 410(a)(1)(a) of the Code as of the last day of the Plan Year for which the qualified nonelective contribution is being made shall not be eligible to be credited with qualified nonelective contributions.

(ii) Adequate accounting procedures shall be established so that portions credited to the Qualified Nonelective Contribution Account and used to determine the Actual Contribution Percentage and the Actual Deferral Percentage may be separately identified.

(E) The Rollover Contribution Account and Transfer Contribution Account of a Participant shall be credited with any rollover or transfer contributions not previously credited.

(F) Elective, Employer (matching and nonelective) and qualified nonelective contributions shall be attributable to the Plan Year with respect to which such contributions relate.

(3) Finally, the amount of distributions, withdrawals or transfers between investment funds, or other fees not previously charged to the Participant’s Accounts shall be charged to the appropriate Accounts of the Participant and the number of units or shares equal in value to the amount paid from the Participant’s Accounts shall be deducted from the Participant’s outstanding units or shares.

(4) For each Plan Year in which this Plan is a Top Heavy Plan, a Participant who is employed by an Employer on the last day of such Plan Year and who is a Non-Key Employee for such Plan Year shall be entitled to receive a combined credit of contributions and forfeitures to his Nonelective Contribution Account and his Qualified Nonelective Contribution Account equal in the aggregate to at least three percent (3%) of his Section 415 Compensation (or, if less, the highest percentage of such Section 415 Compensation credited to a Key Employee’s Account hereunder, as well as his employer contribution accounts under any other defined contribution plan maintained by such Employer or an Affiliate, including any elective contribution to any plan subject to Section 401(k) of the Code), except to the extent such a contribution is made by an

Employer or an Affiliate on behalf of the Employee for the Plan Year to any other defined contribution plan maintained by such Employer or Affiliate. For Plan years beginning after December 31, 2001, Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

(5) The Plan Administrator also may adopt such additional accounting procedures as are necessary to accurately reflect each Participant’s interest in the Trust Fund, which procedures shall be effective upon approval by the Employer. All such procedures shall be applied in a consistent and nondiscriminatory manner.

(e) Limitation on Allocation of Contributions.

(1) Notwithstanding anything contained in this Plan to the contrary, for Plan Years beginning after December 31, 2001, and except to the extent permitted under Section V(a)(1)(B) and Section 414(v) of the Code, if applicable, the Annual Addition that may be contributed or allocated to a Participant’s account under the Plan for any limitation year shall not exceed the lesser of:

(A) $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code; or

(B) 100 percent of the Participant’s compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

(2) The compensation limit referred to in subparagraph (e)(1)(B) above shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

(3) In the event that the Annual Additions, under the normal administration of the Plan, would otherwise exceed the limits set forth above for any Participant, or in the event that any Participant participates in both a defined benefit plan and a defined contribution plan maintained by any Employer or any Affiliate and the aggregate annual additions to and projected benefits under all of such plans, under the normal administration of such plans, would otherwise exceed the limits provided by law, then the Plan Administrator shall take such actions, applied in a uniform and nondiscriminatory manner, as will keep the annual additions and projected benefits for such Participant from exceeding the applicable limits provided by law. Excess Annual Additions shall be disposed of as provided in subparagraph (3). Adjustments shall be made to this Plan, if necessary to comply with such limits, before any adjustments may be made to other plans.

(4) If as a result of the allocation of forfeitures, a reasonable error in estimating a Participant’s Section 415 Compensation, a reasonable error in determining the amount of elective contributions that may be made with respect to any Participant under the limits of Section 415 of the Code, or other circumstances permitted under Section 415 of the Code, the Annual Additions attributable to Employer contributions for a particular Participant would cause the limitations set forth in this paragraph (e) to be exceeded, the excess amount shall be deemed first to consist of elective contributions, which excess shall be returned to the Participant. Any remaining excess amount shall be used to reduce Employer contributions for the next Plan Year (and succeeding Plan Years, as necessary) for that Participant if that Participant is covered by the Plan as of the end of the Plan Year. If the Participant is not covered by the Plan as of the end of the Plan Year, such excess amount shall be held unallocated in a suspense account for the Plan Year and reallocated among the Participants as of the end of the next Plan Year to all of the Participants in the Plan in the same manner as an Employer contribution under the terms of paragraph (d) of this Article VI before any further Employer contributions are allocated to the Accounts of the Participants, and such allocations shall be treated as Annual Additions to the Accounts of the Participants. In the event that the limits on Annual Additions for any Participant would be exceeded before all of the amounts in the suspense account are allocated among the Participants, then such excess amounts shall be retained in the suspense account to be reallocated as of the end of the next Plan Year and any succeeding Plan Years until all amounts in the suspense account are exhausted.

(f) Exercise of Voting and Other Rights. Any voting and other rights with respect to shares of Employer Securities held as part of each Participant’s Accounts, or a part of any suspense account within the Trust Fund shall be exercised as follows:

(1) (A) If any Employer does not have a registration-type class of securities, as defined in Section 409(e) of the Code, each Participant who is an Employee of such Employer shall be entitled to direct the Trustee as to the exercise of any voting rights, attributable to shares allocated to his Accounts, with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, or sale of substantially all assets of a trade or business.

(B) If any Employer has a registration-type security, as defined in Section 409(e) of the Code, any voting and other rights with respect to Employer Securities (including fractional shares) allocated to any Participant’s Accounts shall be exercised by the Trustee in accordance with instructions received from such Participant.

(C) In connection with the exercise of the rights set forth in subparagraphs (A) and (B) above, the Trustee shall notify each Participant at least thirty (30) days prior to the date upon which such rights are to be exercised; provided, however, that the Trustee shall not be under any obligation to notify the Participants sooner that it receives such information as a security holder of record. In the event the notice received by the Trustee makes it impossible for the Trustee to comply with such thirty (30) day notice requirement, the Trustee shall notify the Participants regarding the exercise of such rights as soon as practicable. The notification shall include all information distributed to the security holders of record by the Employer regarding the exercise of such rights.

(D) Any voting and other rights with respect to Employer Securities (including fractional shares) held by the Trustee that are not allocated to the Participants’ Accounts shall be exercised by the Trustee in its discretion.

ARTICLE VII

Benefits Under the Plan

(a) Retirement Benefit

(1) A Participant shall be entitled to a retirement benefit upon his Normal Retirement Date. Until a Participant actually retires from the employ of his Employer, his retirement benefit shall not be paid and he shall continue to be treated in all respects as a Participant.

(2) Upon the retirement of a Participant as provided in subparagraph (1), such Participant shall be entitled to a retirement benefit paid in accordance with Article VIII in an amount equal to 100% of the balance in his Accounts as of the date of distribution of his benefit.

(b) Disability Benefit

(1) In the event a Participant’s employment with his Employer is terminated by reason of his total and permanent disability, such Participant shall be entitled to a disability benefit paid in accordance with Article VIII in an amount equal to 100% of the balance in his Accounts as of the date of distribution of his benefit.

(2) Total and permanent disability shall mean a medically determinable physical or mental impairment of a Participant which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months and which renders him unable to engage in any substantial gainful activity. The disability of a Participant will be deemed to have occurred only when certified by a physician who is acceptable to the Plan Administrator and only if such proof is received by the Administrator within sixty (60) days after the date of the termination of such Participant’s employment.

(c) Termination of Employment Benefit

(1) In the event a Participant’s employment with his Employer is terminated for reasons other than retirement, total and permanent disability or death, such Participant shall be entitled to a termination of employment benefit paid in accordance with Article VIII in an amount equal to his vested interest in the balance in his Accounts as of the date of distribution of his benefit.

VII-1

(2) (A) A Participant’s vested interest in his Matching Contribution Account and his Nonelective Contribution Account shall be a percentage of the balance of such Accounts as of the applicable Valuation Date, based upon such Participant’s Years of Service as of the date of the termination of his employment, as follows:

TOTAL NUMBER OF YEARS OF SERVICE	VESTED INTEREST

Less than 1 Year of Service	0%
1 year, but less than 2 years	25%
2 years, but less than 3 years	50%
3 years, but less than 4 years	75%
4 or more years	100%

(B) Notwithstanding the foregoing, a Participant shall be 100% vested in his Matching Contribution Account and his Nonelective Contribution Account upon attaining his Normal Retirement Date if he is still an Employee. A Participant’s vested interest in his Elective Contribution Account, Qualified Nonelective Contribution Account, Retirement Savings Plan Merger Account and his Rollover Contribution Account shall be 100% regardless of the number of his Years of Service.

(C) A Participant’s vested interest in his ESOP Merger Account shall be a percentage of the balance of such Accounts as of the applicable Valuation Date, based upon such Participant’s Years of Service as of the date of the termination of his employment, as follows:

TOTAL NUMBER OF YEARS OF SERVICE	VESTED INTEREST

Less than 3 Years of Service	0%
3 years, but less than 4 years	20%
4 years, but less than 5 years	40%
5 years, but less than 6 years	60%
6 years, but less than 7 years	80%
7 or more years	100%

(D) Notwithstanding the provisions of paragraph (c)(2)(C), above, for any Plan Year in which this Plan is a Top Heavy Plan, a Participant’s vested interest in his ESOP Merger Account shall be a percentage of the balance of his ESOP Merger Account based upon such Participant’s Years of Service as of the date of the termination of his employment, as follows:

TOTAL NUMBER OF YEARS OF SERVICE	VESTED INTEREST

Less than 2 Years of Service	0%
2 years, but less than 3 years	20%
3 years, but less than 4 years	40%
4 years, but less than 5 years	60%
5 years, but less than 6 years	80%
6 or more years	100%

VII-2

(E) If at any time this Plan ceases to be a Top Heavy Plan after being a Top Heavy Plan for one or more Plan Years, such change from being a Top Heavy Plan shall be treated as if it were an amendment to the Plan’s vesting schedule for purposes of paragraph 1 of Article XII.

(F) Notwithstanding the foregoing, a Participant shall be 100% vested in his ESOP Merger Account upon attaining his Normal Retirement Date if he is still an Employee.

(3) If the termination of employment results in five consecutive One Year Breaks in Service, then upon the occurrence of such five consecutive One Year Breaks in Service, the nonvested interest of the Participant in his Matching Contribution Account, Nonelective Contribution Account and ESOP Merger Account as of the Valuation Date concurring with the date of his termination of employment shall be deemed to be forfeited. Such forfeited amount shall be used to reduce his Employer’s contributions (other than elective contributions) under Article V. If the Participant is later reemployed by an Employer or an Affiliate, the unforfeited balance, if any, in his Matching Contribution Account, Nonelective Contribution Account and ESOP Merger Account that has not been distributed to such Participant shall be set aside in a separate account, and such Participant’s Years of Service after any five consecutive One Year Breaks in Service resulting from such termination of employment shall not be taken into account for the purpose of determining the vested interest of such Participant in the balance of his Matching Contribution Account, Nonelective Contribution Account and ESOP Merger Account that accrued before such five consecutive One Year Breaks in Service.

(4) (A) Notwithstanding any other provision of this paragraph (c), if at any time a Participant is less than 100% vested in his Accounts and, as a result of his termination of employment, he receives his entire vested termination of employment benefit pursuant to the provisions of Article VIII, and the distribution of such benefit is made not later than the close of the fifth Plan Year following the Plan Year in which such termination occurs (or such longer period as may be permitted by the Secretary of the Treasury, through regulations or otherwise), then upon the occurrence of such distribution, the non-vested interest of the Participant in his Accounts shall be deemed to be forfeited. Such forfeited amount shall be used to reduce his Employer’s contributions (other than elective contributions) under Article V.

(B) If a Participant is not vested as to any portion of his Accounts, he will be deemed to have received a distribution immediately following his termination of employment. Upon the occurrence of such deemed distribution, the non-vested interest of the Participant in his Accounts shall be deemed to be forfeited. Such forfeited amount shall be used to reduce his Employer’s contributions (other than elective contributions) under Article V.

VII-3

(C) If a Participant whose interest is forfeited under this subparagraph (4) is reemployed by an Employer prior to the occurrence of five consecutive One Year Breaks in Service commencing after his distribution, then such Participant shall have the right to repay to the Trust, before the date that is the earlier of (1) five years after the Participant’s resumption of employment, or (2) the close of a period of five consecutive One Year Breaks in Service, the full amount of the termination of employment benefit previously distributed to him. If the Participant elects to repay such amount to the Trust within the time periods prescribed herein, or if a non-vested Participant whose interest was forfeited under this subparagraph (4) is reemployed by an Employer prior to the occurrence of five consecutive One Year Breaks in Service, the non-vested interest of the Participant previously forfeited pursuant to the provisions of this subparagraph (4) shall be restored to the Accounts of the Participant, such restoration to be made from forfeitures of non-vested interests and, if necessary, by contributions of his Employer, so that the aggregate of the amounts repaid by the Participant and restored by the Employer shall not be less than the Account balances of the Participant at the time of forfeiture unadjusted by any subsequent gains or losses.

(d) Death Benefit

(1) In the event of the death of a Participant while actively employed by the Employer, the Participant’s beneficiary shall be entitled to a death benefit paid in accordance with Article VIII in an amount equal to 100% of the balance in his Accounts as of the date of distribution of his benefit.

(2) Subject to the provisions of Article VIII, at any time and from time to time, each Participant shall have the unrestricted right to designate a beneficiary to receive his death benefit and to revoke any such designation. Each designation or revocation shall be evidenced by written instrument filed with the Plan Administrator, signed by the Participant and bearing the signature of a witness to his signature. In the event that a Participant has not designated a beneficiary or beneficiaries, or if for any reason such designation shall be legally ineffective, or if such beneficiary or beneficiaries shall predecease the Participant, then the personal representative of the estate of such Participant shall be deemed to be the beneficiary designated to receive such death benefit, or if no personal representative is appointed for the estate of such Participant, then his next of kin under the statute of descent and distribution of the state of such Participant’s domicile at the date of his death shall be deemed to be the beneficiary or beneficiaries to receive such death benefit.

VII-4

(3) Notwithstanding the foregoing, if the Participant is married as of the date of his death, the Participant’s surviving spouse shall be deemed to be his designated beneficiary and shall receive the full amount of the death benefit attributable to the Participant unless the spouse consents or has consented to the Participant’s designation of another beneficiary. Any such consent to the designation of another beneficiary must acknowledge the effect of the consent, must be witnessed by a Plan representative or by a notary public and shall be effective only with respect to that spouse. A spouse’s consent shall be a restricted consent (which may not be changed as to the beneficiary unless the spouse consents to such change in the manner described herein). Notwithstanding the preceding provisions of this subparagraph (3), a Participant shall not be required to obtain spousal consent to his designation of another beneficiary if (A) the Participant is legally separated or the Participant has been abandoned, and the Participant provides the Plan Administrator with a court order to such effect, or (B) the spouse cannot be located.

VII-5

ARTICLE VIII

Payment of Benefits

(a) Time of Benefit Payment.

(1) (A) The distribution of the retirement, disability, termination of employment or death benefit to which a Participant is entitled under paragraph (a), (b), (c) or (d) of Article VII shall commence as soon as administratively practicable following the Participant’s retirement, disability, death or termination of employment.

(B) For Plan Years beginning after December 31, 2001, a Participant’s elective contributions, qualified nonelective contributions and earnings attributable to these contributions shall be distributed on account of the Participant’s severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

(2) Notwithstanding the foregoing, in the case of a Participant’s ESOP Merger Account, the distribution of the retirement, disability, termination of employment or death benefit to which a Participant is entitled under paragraph (a), (b), (c) or (d) of Article VII which is attributable to his ESOP Merger Account shall commence not later than the date provided for in this subparagraph (2).

(A) The distribution of the retirement, disability or death benefit to which a Participant is entitled under paragraph (a), (b) or (d) of Article VII shall commence within the 12 month period following the close of the Plan Year in which the Participant’s employment with an Employer terminates on or after his Normal Retirement Date, disability or death, as the case may be.

(B) The distribution of the termination of employment benefit to which a Participant is entitled under paragraph (c) of Article VII shall commence within the 12 month period following the close of the Plan Year that is the fifth Plan Year following the Plan Year in which the Participant’s termination of employment occurs, except that this subparagraph (2)(B) shall not apply if the Participant is reemployed by an Employer before the first day of such fifth Plan Year.

(3) Notwithstanding the foregoing provisions of this paragraph, no distribution shall be made of the retirement, disability or termination of employment benefit to which a Participant is entitled under paragraph (a), (b) or (c) of Article VII unless the value of his benefit attributable to Employer contributions and Employee contributions, if any, determined at the time of

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distribution, does not exceed $5,000, or unless the Participant consents to the distribution, except as provided in subparagraph (4) below. In the event of a distribution greater than $1,000 and less than $5,000, if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive the distribution directly, then the Plan Administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the Plan Administrator.

(3) Notwithstanding anything contained herein to the contrary, any distribution paid to a Participant (or, in the case of a death benefit, to his beneficiary or beneficiaries) pursuant to this paragraph shall commence not later than the earlier of:

(A) the 60th day after the last day of the Plan Year in which the Participant’s employment is terminated or, if later, in which occurs the Participant’s Normal Retirement Date, provided the Participant or his beneficiary(ies) consents to such distribution; or

(B) April 1 of the calendar year immediately following

(i) the calendar year in which the Participant reaches age 70- 1/2, or

(ii) if later, the calendar year in which the Participant retires; provided, however, that this subparagraph (4)(B)(ii) shall not apply in the case of a Participant who is a 5% owner (as defined in Section 416 of the Code) with respect to the Plan Year ending in the calendar year in which the Participant attains age 70- 1/2.

Any distributions required to be made pursuant to this Section VIII(a)(4)(B) will be made in accordance with Treasury Regulation §§1.401(a)(9)-1 through 1.401(a)(9)-9.

(4) If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

(A) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

(B) the Participant, after receiving the notice, affirmatively elects a distribution.

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(b) Form of Benefit Payment. The form of benefit payment shall be a single sum distribution in cash; provided, however, that a Participant (or, in the case of a deceased Participant, his beneficiary(ies)) may elect to have all or any portion of his Account that is invested in Employer Securities paid to him in the form of whole shares of Employer Securities.

(1) Notwithstanding anything to the contrary herein:

(A) In the case of a retirement, disability or termination of employment benefit, in no event shall payments extend beyond the life expectancy of the Participant or the joint life expectancy of the Participant and his designated beneficiary. If the Participant dies before receiving the entire amount payable to him, the balance shall be paid to his designated beneficiary or, if there is none, to the beneficiary specified in Article VII; in each case the balance shall be distributed at least as rapidly as under the method being used prior to the Participant’s death.

(B) In the case of a death benefit,

(i) payment to the designated beneficiary shall begin within one year following the Participant’s death (unless the designated beneficiary is the Participant’s surviving spouse, in which case such benefit shall begin no later than the date the Participant would have reached age 70- 1/2) and shall not, in any event, extend beyond the life expectancy of the designated beneficiary, and

(ii) payment to a non-designated beneficiary shall be totally distributed within five years from the date of the Participant’s death.

(C) (A) Notwithstanding the foregoing, payments under any of the options described in this paragraph shall satisfy the incidental death benefit requirements and all other applicable provisions of Section 401(a)(9) of the Code, the regulations issued thereunder (including Treasury Reg. Section 1.401(a)(9)-2), and such other rules thereunder as may be prescribed by the Commissioner.

(D)

(c)

(d)

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(1)

(e) Share Legend. Shares of Employer Securities held or distributed by the Trustee may include such legend restrictions on transferability as the Company may reasonably require in order to assure compliance with applicable federal and state securities laws.

(f) Distribution for a Minor Beneficiary. In the event a distribution is to be made to a beneficiary who is a minor under the laws of the state in which the beneficiary resides, the Plan Administrator may, in the Plan Administrator’s sole discretion, direct that such distribution be paid to the legal guardian or custodian of such beneficiary as permitted by the laws of the state in which said beneficiary resides. A payment to the legal guardian or custodian of a minor beneficiary shall fully discharge the Trustee, Employer, Plan Administrator, and Plan from further liability on account thereof.

(g) Location of Participant or Beneficiary Unknown. In the event that all, or any portion of the distribution payable to a Participant or his beneficiary, hereunder shall remain unpaid after the Participant has incurred five consecutive One Year Breaks in Service solely by reason of the inability of the Plan Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated as a forfeiture pursuant to the provisions of Article VII. In the event a Participant or beneficiary of such Participant is located subsequent to his benefit being forfeited, the amount forfeited (unadjusted for gains and losses) shall be restored to the Participant’s Accounts. Such restoration shall be made from forfeitures occurring in the Plan Year of the restoration and, if necessary, by contributions of his Employer.

(h) Transfer to Other Qualified Plans. The Trustee, upon written direction by the Plan Administrator, shall transfer some or all of the assets held under the Trust to another plan or trust meeting the requirements of the Code relating to qualified plans and trust, whether such transfer is made pursuant to a merger or consolidation of this Plan with such other plan or trust or for any other allowable purpose.

(i) Direct Rollovers.

(1) Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a distributee’s (as defined below) election under this paragraph, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution (as defined below) that is equal to at least $500 paid directly to an eligible retirement plan (as defined below) specified by the distributee in a direct rollover (as defined below). If an eligible rollover distribution is less than $500, a distributee may not make the election described in the preceding sentence to rollover a portion of the eligible rollover distribution.

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(2) For purposes of this paragraph, the following terms shall have the following meanings:

(A) An “eligible rollover distribution” is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); any hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code; and any other distribution(s) that is reasonably expected to total less than $200 during a year.

(B) An “eligible retirement plan” is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee’s eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity. For distributions made after December 31, 2001, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. For purposes of the preceding sentence, the definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

(C) A “distributee” includes an Employee or former Employee. In addition, the Employee’s or former Employee’s surviving spouse and the Employee’s or former Employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

(D) A “direct rollover” is a payment by the Plan to the eligible retirement plan specified by the distributee.

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ARTICLE IX

Hardship and Other Distributions

(a) Hardship Distributions. A Participant who is an Employee may request a Hardship Distribution from the Plan in accordance with the following:

(1) The distribution must be made on account of an immediate and heavy financial need. The distribution shall be deemed to be on account of an immediate and heavy financial need only if the distribution is for the purpose of:

(A) expenses incurred for or necessary to obtain medical care (as described in Code Section 213(d)) for the Participant, his or her spouse or any of the Participant’s dependents;

(B) costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

(C) payment of tuition, related educational fees, and room and board expenses for the next twelve (12) months of post-secondary education for the Participant, his or her spouse, children, or dependents (as defined in Code Section 152);

(D) payments necessary to prevent eviction of the Participant from his or her principal residence or foreclosure of the mortgage on that residence;

(E) payments for funeral or burial expenses for the Participant’s deceased parent, spouse, child or dependent; or

(F) expenses to repair damage to the Participant’s principal residence that would qualify for a casualty loss deduction under Code §165 (determined without regard to whether the loss exceeds 10 percent of adjusted gross income).

(2) The distribution must be necessary to satisfy the financial need. The distribution shall be deemed necessary to satisfy the financial need if all of the following requirements are met:

(A) the Participant has obtained all distributions (other than Hardship Distributions) and all nontaxable loans available under all other plans maintained by the Employer;

(B) the distribution does not exceed the amount needed to satisfy the immediate financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

(C) the Participant does not make any further salary reduction contributions or employee contributions to the Plan or any other plan maintained by the Employer for at least six (6) months after receipt of the Hardship Distribution.

(3) A Participant shall request a Hardship Distribution under this Section by written application to the Plan Administrator, and shall complete such forms and provide such information as the Plan Administrator, in its sole discretion, may require to determine whether or not the distribution should be permitted. The determination of whether or not any individual Participant’s circumstances permit a distribution hereunder shall be made by the Plan Administrator, in its sole discretion, and in a manner that does not discriminate in favor of Highly Compensated Employees.

(4) Any Hardship Distribution requested under this Section IX(a) shall not exceed the sum of the following amounts:

(A) The vested portion of his or her Matching Contribution Account, Nonelective Contribution Account, and ESOP Merger Account;

(B) All or any portion of his or her Rollover Contribution Account and Retirement Savings Plan Merger Account;

(C) Such portion of his or her vested Transfer Contribution Account that does not consist of elective deferrals;

(D) Such portion of his or her Elective Contribution Account and his or her Transfer Contribution Account consisting of elective deferrals which, when added to other Hardship Distributions made from the Plan and any transferor plan, does not exceed the Participant’s total salary reduction contributions to the Plan and the transferor plan, increased by any income credited to such accounts as of December 31, 1988; and

(E) All or any portion of his or her Qualified Nonelective Contribution Account, and any income allocable thereto, to the extent the contributions or earnings were credited as of December 31, 1988.

(b) Distributions After Age 59 1/2. Upon reaching age 59 1/2, a Participant may apply to the Plan Administrator (but not more than once during any 12-month period) for a single sum distribution of all or any part of the vested portion of his Accounts.

(c) In-Service Distribution of ESOP Merger Account.

(1) Notwithstanding any other provisions of the Plan or the Trust, each Qualified Participant in the Plan may elect within 90 days after the close of each Plan Year in the Qualified Election Period (or more frequently, if permitted by the Plan Administrator on a uniform, nondiscriminatory basis) to receive a distribution of the value (determined as of the preceding Valuation Date) of no more than 25% (in whole multiples of 1%) of the number of shares of Employer Securities allocated to his ESOP Merger Account.

(2) The amount that may be distributed pursuant to this paragraph shall be determined by multiplying the number of shares of Employer Securities credited to the Participant’s ESOP Merger Account (including shares of Employer Securities the value of which has been previously distributed pursuant to this paragraph) by 25% or, with respect to a Participant’s final election, 50% reduced by the amount of any prior distributions received by such Participant pursuant to this paragraph.

(3) The Plan Administrator shall direct the Trustee to make distributions under this paragraph to Qualified Participants pursuant to their valid and timely elections within 180 days after the end of the Plan Year to which such elections apply.

(4) Notwithstanding the foregoing, a Qualified Participant shall not be entitled to make the election hereunder for a Plan Year within the Qualified Election Period if the fair market value of his Employer Securities Account as of the last day of such Plan Year is less than $500.

(5) For purposes of this paragraph, the following definitions shall apply:

(A) “Qualified Election Period” shall mean the six Plan Year period beginning with the first Plan Year in which the Participant first becomes a Qualified Participant.

(B) “Qualified Participant” shall mean any Participant who, prior to January 1, 2000, has attained age 55 and has been a Participant in the Tech Data Corporation Employee Stock Ownership Plan for at least ten years.

ARTICLE X

Investment Funds and Loans to Participants

(a)	Investment Funds.

(1) Each Participant may direct the Plan Administrator to invest his Accounts, including his ESOP Merger Account, in one or more investment funds that may be made available from time to time and/or in Employer Securities. A Participant’s Accounts shall be divided into sub-accounts to properly account for the various investment funds in which such Accounts are invested. Each sub-account shall be adjusted as of each Valuation Date in accordance with Article VI to account for distributions, withdrawals, loans, contributions and forfeitures allocated to it and with respect to its share of the income, loss, appreciation and depreciation of such investment fund.

(2) This Plan is intended to satisfy the requirements of an “ERISA Section 404(c) Plan” providing Participants (and beneficiaries) with the opportunity to exercise control over the investment of assets held in their Accounts and to select, from a broad range of investment funds, the manner in which some or all of the assets in their Accounts are invested. The Trustee intends to select and offer investment funds in accordance with Section 404(c) of ERISA and the regulations thereunder.

(3) The Plan Administrator shall establish procedures regarding Participant investment direction as are necessary, which procedures shall be communicated to all Participants and applied in a uniform, nondiscriminatory manner.

(4) Each investment fund shall be treated separately for purposes of (A) crediting dividends, interest, and other income on the investments in a particular investment fund, and all realized and unrealized gains shall be credited to that fund, and (B) charging brokerage commissions, taxes, and other charges and expenses in connection with the investments in a particular investment fund, and all realized and unrealized losses shall be charged to that fund. Other charges or fees separately incurred and not charged to an investment fund, and incurred as a result of an election made by a Participant associated with the investment of his Accounts, shall be charged against his Accounts in accordance with Article VI.

(5) Neither the Trustee, the Plan Administrator, nor any other person shall be under any duty to question any election by a Participant or to make any suggestions to him in connection therewith. Any loss occasioned by a Participant’s election or failure to change an election of an investment fund shall not be the responsibility of the Trustee, the Plan Administrator, or any other person. Nor shall the Trustee or the Plan Administrator be liable to any

X-1

Participant for failure to make an investment in any investment fund elected by him if in the exercise of due diligence the Trustee has not been able to acquire satisfactory securities or other property for that fund satisfying the specifications and parameters established by the Plan Administrator and reasonable requirements as to price, terms, and other conditions, or for inability to liquidate an investment in a fund promptly upon receipt of a new election form from the Participant.

(b) Loans to Participants. Participant loans shall be available under the Plan in accordance with a written loan policy adopted by the Plan Administrator.

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ARTICLE XI

Trust Fund and Expenses of Administration

(a) Trustee. The Trust Fund shall be held by the Trustee, or by a successor trustee or trustees, for use in accordance with the Plan under the Trust Agreement. The Trust Agreement may from time to time be amended in the manner therein provided. Similarly, the Trustee may be changed from time to time in the manner provided in the Trust Agreement.

(b) Expenses of Administration.

(1) (A) Unless otherwise paid or provided by the Company and the other Employers, the assets of the Trust Fund shall be used to pay all expenses of the administration of the Plan and the Trust Fund, including the Trustee’s compensation, the compensation of any investment manager, the expense incurred by the Plan Administrator in discharging its duties, all income or other taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust Fund, and any interest that may be payable on money borrowed by the Trustee for the purpose of the Trust.

(B) (i) The Company and the other Employers may pay the expenses of the Plan and the Trust Fund. Any such payment by the Company or another Employer shall not be deemed a contribution to this Plan.

(ii) To the extent the Company and/or the other Employers pay expenses of the Plan and Trust Fund, the Plan Administrator may direct the Trustee to reimburse the Company and/or the other Employers from the Trust Fund.

(2) Notwithstanding anything contained herein to the contrary, no excise tax or other liability imposed upon the Trustee, the Plan Administrator or any other person for failure to comply with the provisions of any federal law shall be subject to payment or reimbursement from the assets of the Trust.

(3) For its services, any corporate trustee shall be entitled to receive reasonable compensation in accordance with its rate schedule in effect from time to time for the handling of a retirement trust. Any individual trustee shall be entitled to such compensation as shall be arranged between the Company and the Trustee by separate instrument; provided, however, that no person who is already receiving full-time pay from any Employer or any Affiliate shall receive compensation from the Trust Fund (except for the reimbursement of expenses properly and actually incurred).

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ARTICLE XII

Amendment and Termination

(a) Restrictions on Amendment and Termination of Plan. It is the present intention of the Company to maintain the Plan set forth herein indefinitely. Nevertheless, the Company specifically reserves to itself the right at any time, and from time to time, to amend or terminate this Plan in whole or in part; provided, however, that no such amendment:

(1) shall have the effect of vesting in any Employer, directly or indirectly, any interest, ownership or control in any of the present or subsequent funds held subject to the terms of the Trust;

(2) shall cause or permit any property held subject to the terms of the Trust to be diverted to purposes other than the exclusive benefit of the Participants and their beneficiaries or for the administrative expenses of the Plan Administrator and the Trust;

(3) shall (A) reduce any vested interest of a Participant on the later of the date the amendment is adopted or the date the amendment is effective, except as permitted by law, or (B) reduce or restrict either directly or indirectly any benefit provided any Participant prior to the date an amendment is adopted;

(4) shall reduce the Accounts of any Participant;

(5) shall amend any vesting schedule with respect to any Participant who has at least three Years of Service at the end of the election period described below, except as permitted by law, unless each such Participant shall have the right to elect to have the vesting schedule in effect prior to such amendment apply with respect to him, such election, if any, to be made during the period beginning not later than the date the amendment is adopted and ending no earlier than sixty (60) days after the latest of the date the amendment is adopted, the amendment becomes effective or the Participant is issued written notice of the amendment by his Employer or the Plan Administrator;

(6) shall increase the duties or liabilities of the Trustee without its written consent, or

(7) No amendment to the Plan shall be effective to eliminate or restrict an optional form of benefit. The preceding sentence shall not apply to a Plan amendment that eliminates or restricts the ability of a Participant to receive payment of his or her account balance under a particular optional form of benefit if the amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit being eliminated or restricted. For this purpose, a single-sum distribution form is otherwise identical only if the single-sum distribution form is identical in all respects to the eliminated or restricted

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optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

(b) Amendment of Plan. Subject to the limitations stated in paragraph (a), the Company shall have the power to amend this Plan in any manner that it deems desirable, and, not in limitation but in amplification of the foregoing, it shall have the right to change or modify the method of allocation of contributions hereunder, to change any provision relating to the administration of this Plan and to change any provision relating to the distribution or payment, or both, of any of the assets of the Trust.

(c) Discontinuance of Contributions.

(1) (A) Any Employer, in its sole and absolute discretion, may permanently discontinue making contributions under this Plan (with respect to all Employers if it is the Company, or with respect to itself alone if it is an Employer other than the Company) at any time without any liability whatsoever for such permanent discontinuance.

(B) In the event an Employer decides to permanently discontinue making contributions under this Plan, such decision shall be evidenced by an appropriate resolution (of the Board in the case of a corporate Employer) and a certified copy of such resolution shall be delivered to the Plan Administrator and the Trustee.

(2) (A) Upon the occurrence of any of the events described in subparagraph (1) above, the affected Participants, notwithstanding any other provisions of this Plan, shall have fully vested interests in the amounts credited to their respective Accounts at the time of such permanent discontinuance of contributions. All such vested interests shall be nonforfeitable.

(B) In the event there is a permanent discontinuance of contributions under this Plan without formal documentation, full vesting of the interests of the affected Participants in the amounts credited to their respective Accounts will occur as of the last day of the Plan Year in which a substantial contribution was made to the Trust.

(d) Termination Procedure.

(1) (A) The Company, in its sole and absolute discretion, may terminate this Plan and the Trust, completely or partially, at any time without any liability for such complete or partial termination.

(B) In the event the Company decides to terminate this Plan and the Trust, such decision shall be evidenced by an appropriate resolution and a certified copy of such resolution shall be delivered to the Plan Administrator and the Trustee.

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(2) In the event the Plan is terminated, the affected Participants, notwithstanding any other provisions of this Plan, shall have fully vested interests in the amounts credited to their respective Accounts at the time of such complete or partial termination of this Plan and the Trust. All such vested interests shall be nonforfeitable.

(3) Following a termination, complete or partial, and after payment of all expenses and adjustments of individual accounts to reflect such expenses and other changes in the value of the Trust Fund each affected Participant (or the beneficiary of any such Participant) shall be entitled to receive a distribution of the amounts then credited to his Accounts in accordance with the provisions of Article VIII; provided, however, that no such distribution shall be made if the Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code §4975(e)(7) or 409(a), a simplified employee pension plan as defined in §408(k), a SIMPLE IRA plan as defined in §408(p), a plan or contract described in §403(b) or a plan described in §457(b) or (f) ) at any time during the period beginning on the date of Plan termination and ending 12 months after all assets have been distributed from the Plan. Such a distribution must be made in a lump sum.

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ARTICLE XIII

Miscellaneous

(a) Merger or Consolidation. This Plan and the Trust may not be merged or consolidated with, and the assets or liabilities of this Plan and the Trust may not be transferred to, any other plan or trust unless each Participant would receive a benefit immediately after the merger, consolidation or transfer, if the plan and trust then terminated, that is equal to or greater than the benefit the Participant would have received immediately before the merger, consolidation or transfer if this Plan and the Trust had then terminated.

(b) Alienation.

(1) Except as provided in subparagraph (2), no Participant or beneficiary of a Participant shall have any right to assign, transfer, appropriate, encumber, commute, anticipate or otherwise alienate his interest in this Plan or the Trust or any payments to be made thereunder; no benefits, payments, rights or interests of a Participant or beneficiary of a Participant of any kind or nature shall be in any way subject to legal process to levy upon, garnish or attach the same for payment of any claim against the Participant or beneficiary of a Participant; and no Participant or beneficiary of a Participant shall have any right of any kind whatsoever with respect to the Trust, or any estate or interest therein, or with respect to any other property or right, other than the right to receive such distributions as are lawfully made out of the Trust, as and when the same respectively are due and payable under the terms of this Plan and the Trust.

(2) (A) Notwithstanding the provisions of subparagraph (b)(1), the Plan Administrator shall direct the Trustee to make payments pursuant to a Qualified Domestic Relations Order as defined in Section 414(p) of the Code. This Plan shall permit distributions pursuant to a Qualified Domestic Relations Order at any time.

(B) The Plan Administrator shall establish procedures consistent with Section 414(p) of the Code to determine if any order received by the Plan Administrator, or any other fiduciary of the Plan, is a Qualified Domestic Relations Order.

(3) Notwithstanding any provision of the Plan to the contrary, an offset to a Participant’s Accounts for an amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order or decree issued, or a settlement entered into, on or after August 5, 1997, shall be permitted in accordance with Sections 401(a)(13)(C) and (D) of the Code.

(c) Electronic Media and Other Technology. Notwithstanding any provision of the Plan to the contrary, the Plan Administrator may use telephonic media, electronic media or other technology in administering the Plan to the extent not prohibited by applicable law, regulation or other pronouncement.

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(d) Waiver of Notice. Any Participant, beneficiary or other person entitled to notice under the Plan may waive the right to such notice to the extent that such waiver is not inconsistent with applicable law, regulation or other pronouncement

(e) USERRA Requirements. This Plan shall comply with the requirements of the Uniformed Services Employment and Reemployment Rights Act (USERRA) and Section 414(u) of the Code, including the following:

(1) An individual reemployed under USERRA shall be treated as not having incurred a break in service with Employer by reason of such individual’s qualified military service (as defined in Section 414(u) of the Code).

(2) Each period of qualified military service served by an individual is, upon reemployment, deemed to constitute service with the Employer for purposes of vesting and the accrual of benefits under the Plan.

(3) An individual reemployed under USERRA is entitled to accrued benefits that are contingent on the making of, or derived from, Employee contributions or elective deferrals only to the extent the individual makes payment to the Plan with respect to such contributions or deferrals; provided, however, that no such payment may exceed the amount the individual would have been permitted or required to contribute had the individual remained continuously employed by the Employer throughout the period of qualified military service. Any payment to the Plan under this subparagraph (3) shall be made during the period beginning with the date of reemployment and whose duration is 3 times the period of the qualified military service (but not greater than 5 years).

(f) Governing Law. This Plan shall be administered, construed and enforced according to the laws of the State of Florida, except to the extent such laws have been expressly preempted by federal law.

(g) Action by Employer. Whenever an Employer under the terms of this Plan is permitted or required to do or perform any act, it shall be done and performed, in the case of a corporate Employer, by the Board of Directors of such Employer and shall be evidenced by proper resolution of such Board of Directors of such Employer.

(h) Alternative Actions. In the event it becomes impossible for the Company, another Employer, the Plan Administrator or the Trustee to perform any act required by this Plan, then the Company, such other Employer, the Plan Administrator or the Trustee, as the case may be, may perform such alternative act that most nearly carries out the intent and purpose of this Plan.

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(i) Severability of Provisions. In the event that any provision of the Plan shall be determined to be illegal, invalid or unenforceable, the remaining provisions of the Plan shall be construed as though the illegal, invalid or unenforceable provision is not part of the Plan.

(j) Gender. Throughout this Plan, and whenever appropriate, the masculine gender shall be deemed to include the feminine and neuter; the singular, the plural; and vice versa.

IN WITNESS WHEREOF, this Plan has been executed on the 20th day of April, 2007 and is effective as of the date first set forth above.

TECH DATA CORPORATION

By:	/s/ Charles V. Dannewitz

By:	Tech Data Corporation
“COMPANY”

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FIRST AMENDMENT

TO THE

TECH DATA CORPORATION 401(K) SAVINGS PLAN

(as amended and restated effective January 1, 2006)

WHEREAS, Tech Data Corporation, by written agreement, established a certain qualified retirement plan named the Tech Data Corporation 401(k) Savings Plan (the “Plan”) for its eligible employees effective January 1, 2000, and

WHEREAS, the Tech Data Corporation Retirement Savings Plan and the Tech Data Corporation Employee Stock Ownership Plan were merged into the Plan as of January 1, 2000; and

WHEREAS, the Plan has thereafter been amended from time to time, and was last restated effective January 1, 2006; and

WHEREAS, it is now deemed desirable to amend said Plan to add an automatic enrollment program, permit the Plan Administrator to limit the percentage of salary that can be contributed to the Plan by highly compensated employees, require that matching contributions be made solely in cash, and permit the Plan Administrator to delegate some of it responsibilities under this Plan to one or more committees.

NOW, THEREFORE, it is agreed by the undersigned that the said Plan is hereby amended in the following manner:

1. Paragraph (a) (“Participants’ Elective Contributions”) of Article V (“Contributions to the Trust”) shall be amended, effective as of August 1, 2007, by adding a new subparagraph (a)(2)(C) to read as follows:

“(C) Automatic Enrollment. The Plan Administrator shall implement an automatic enrollment program with respect to each Employee who is hired by the

XIII-4

Employer on or after August 1, 2007. Such Employees, when they meet the eligibility requirements set forth in paragraph (a) of Article IV, shall be deemed to make a salary reduction election to contribute to the Participant’s Elective Contribution Account, and the Employer shall so contribute, an elective contribution in an amount equal to two percent (2%) of the Participant’s Compensation for the Plan Year, unless the Participant elects a greater or lesser percentage (including zero) in a salary reduction agreement entered into between the Participant and the Employer with respect to such Plan Year. Each such Participant shall have an effective opportunity to receive notice of availability of such election, as well as a salary reduction agreement, and the Participant shall have a reasonable period to make a salary reduction election change before the date on which the deemed election shall take place. The terms of the automatic enrollment program, including, but not limited to, changes in the salary deferral percentage, automatic increases to that percentage, if any, and the Participants to whom the program applies, may be as set forth in rules and procedures established by the Plan Administrator.”

2. Subparagraph 6(B) of paragraph (a) (“Form and Timing of Contributions”) of Article V (“Contributions to the Trust”) shall be amended, effective as of August 1, 2007, by replacing the entire subparagraph with the following:

“(B) The Plan Administrator (or its delegate) shall have the right to set a maximum salary deferral percentage for Highly Compensated Employees, require any Participant to reduce his or her elective contributions under any such salary deferral agreement, or refuse deferral of all or part of the amount set forth in such agreement, if necessary to comply with the requirements of this Plan and the Code.”

3. Paragraph (f) (“Form and Timing of Contributions”) of Article V (“Contributions to the Trust”) shall be amended, effective January 1, 2008, by replacing the entire paragraph with the following:

“(f) Form and Timing of Contributions. Payments on account of the contributions due from an Employer for any Plan Year shall be made in cash or Employer Stock; however, effective January 1, 2008, Matching Contributions shall be made solely in cash. Such payments may be made by a contributing Employer at any time, but payment of the Employer contributions for any Plan Year shall be completed on or before the time prescribed by law, including extensions thereof, for filing such Employer’s federal income tax return for its taxable year with which or within which such Plan Year ends. Payment of any elective contribution must be made as soon as is administratively feasible following the date on which the contribution is withheld from a Participant’s pay, but, in any case, no later than the fifteenth business day of the month following the month in which the contribution is withheld from a Participant’s pay.”

XIII-5

4. Article III (“Administration”) shall be amended, effective January 1, 2008, by adding a new Paragraph (k) to read as follows:

“(k) Appointment of Committees. The Company may elect to delegate certain of its responsibilities as Plan Administrator or as Plan sponsor to one or more committee(s). Any action by a committee shall be by majority vote. Officers and directors of the Company will not be precluded from serving as members. A member will serve until his or her resignation, death, or disability, or until removed. In the event of a vacancy arising by reason of the death, disability, removal, or resignation of a member, the Company may, but is not required to, appoint a successor to serve in his or her place. The proper expenses of any such committee will be paid directly by the Company.”

5. Paragraph (b) (“Amendment of Plan”) of Article XII (“Amendment and Termination”) shall be amended, effective January 1, 2008, by adding a new sentence to the end of the paragraph to read as follows:

“The Company may delegate its power to amend this Plan to a committee pursuant to paragraph (k) of Article III.”

6. In all other respects, the said Plan is hereby ratified and confirmed.

IN WITNESS WHEREOF, TECH DATA CORPORATION has caused this instrument to be duly executed as of the              day of November, 2007.

TECH DATA CORPORATION

By:
Name:
Title:

XIII-6

SECOND AMENDMENT

TO THE

TECH DATA CORPORATION 401(K) SAVINGS PLAN

(as amended and restated effective January 1, 2006)

WHEREAS, Tech Data Corporation, by written agreement, established a certain qualified retirement plan named the Tech Data Corporation 401(k) Savings Plan (the “Plan”) for its eligible employees effective January 1, 2000, and

WHEREAS, the Tech Data Corporation Retirement Savings Plan and the Tech Data Corporation Employee Stock Ownership Plan were merged into the Plan as of January 1, 2000; and

WHEREAS, the Plan has thereafter been amended from time to time, was last restated effective January 1, 2006 and was thereafter amended; and

WHEREAS, it is now deemed desirable to further amend said Plan to change the timing requirements for participants who have a change in classification or are rehired to make salary deferrals and clarify the exclusion of temporary employees to comply with the minimum participation standards of Section 410(a) of the Internal Revenue Code.

NOW, THEREFORE, it is agreed by the undersigned that the said Plan is hereby amended in the following manner:

1. Paragraph (c) (“Change in Employment Classification”) of Article IV (“Eligibility and Participation”) shall be amended, in its entirety, to read as follows:

“(c) Change in Employment Classification.

(1) A Participant who ceases to be an Employee will no longer actively participate in the Plan after the date he ceases to be an Employee. If such individual subsequently resumes his status as an Employee, he shall be eligible again to become an active Participant on the date of his reemployment,

XIII-7

regardless of whether such date is a normal Entry Date. This requirement is satisfied if such Employee is permitted to commence or resume, as the case may be, making elective contributions as soon as is administratively feasible following the date he resumes his status as an Employee.

(2) If an individual who is employed by an Employer but who is not an Employee becomes an Employee, such Employee shall enter the Plan as an active Participant on the later of (1) the date the individual becomes an Employee or (2) the Entry Date on which he would have entered the Plan had he been an Employee throughout his employment with the Employer. If the Employee must enter the Plan as an active Participant on the date the he becomes an Employee, then he is permitted to commence or resume, as the case may be, making elective contributions as soon as is administratively feasible following the date he resumes his status as an Employee.”

2.	Subparagraph 1(F) of definition (n) (“Employees”) of Article I (“Definitions”) shall be amended by replacing the entire subparagraph with the following:

“(F) persons employed on a temporary basis, including but not limited to seasonal employees, interns, and other persons whose employment with the Employer is not intended to be of a, Permanent or regular nature; however, any person employed on a temporary basis who completes one Year of Service shall immediately become an Employee.”

3.	In all other respects, except as hereinbefore modified, the said Plan is hereby ratified and confirmed, the within amendment to be immediately effective.

IN WITNESS WHEREOF, TECH DATA CORPORATION has caused this instrument to be duly executed as of the              day of March, 2008.

TECH DATA CORPORATION

/c/ Caryl N. Lucarelli
By:
Name:	Caryl N. Lucarelli
Title:	V.P. Human Resources

XIII-8

THIRD AMENDMENT

TO THE

TECH DATA CORPORATION 401(K) SAVINGS PLAN

(as amended and restated effective January 1, 2006)

WHEREAS, Tech Data Corporation, by written agreement, established a certain qualified retirement plan named the Tech Data Corporation 401(k) Savings Plan (the “Plan”) for its eligible employees effective January 1, 2000, and

WHEREAS, the Tech Data Corporation Retirement Savings Plan and the Tech Data Corporation Employee Stock Ownership Plan were merged into the Plan as of January 1, 2000; and

WHEREAS, the Plan has thereafter been amended from time to time, was last restated effective January 1, 2006 and was thereafter amended; and

WHEREAS, it is now deemed desirable to further amend said Plan to clarify the definition of Employee and the procedure for a change in employment classification.

NOW, THEREFORE, it is agreed by the undersigned that the said Plan is hereby amended in the following manner:

1.	Paragraph (1) of definition (n) (“Employees”) of Article I (“Definitions”) shall be amended by replacing the entire paragraph with the following:

“(1) any person employed by and on the payroll records of an Employer as an employee and who is deemed by the Employer to be a common law employee other than:

(A) a member of a collective bargaining unit if retirement benefits were a subject of good faith bargaining between such unit and an Employer; provided, however, that this subparagraph (A) shall not apply to a member of a collective bargaining unit if such unit and Employer agree that the member shall participate in the Plan;

XIII-9

(B) a non-resident alien who does not receive earned income from sources within the United States;

(C) an individual whose employment status has not been recognized by completion of Internal Revenue Service Form W-4 and who is not initially treated as a common law employee of an Employer on the payroll records of an Employer;

(D) leased employees, including any individual classified by an Employer as a leased employee, even if that individual is later determined to be an Employee;

(E) individuals who are classified as expatriates by the Employer and who become subject to the tax laws of a foreign country under circumstances where participation in the Plan is not practical, as determined by the Employer in its sole discretion; or

(F) persons employed on a temporary basis, including but not limited to seasonal employees, interns, and other persons whose employment with the Employer is not intended to be of a, Permanent or regular nature; however, any person employed on a temporary basis who completes one Year of Service shall immediately become an Employee.”

2.	Paragraph (c) (“Change in Employment Classification”) of Article IV (“Eligibility and Participation”) shall be amended, in its entirety, to read as follows:

“(c) Change in Employment Classification.

(1) A Participant who ceases to be an Employee will no longer actively participate in the Plan after the date he ceases to be an Employee. If such individual subsequently resumes his status as an Employee, he shall be eligible again to become an active Participant on the date of his reemployment, regardless of whether such date is a normal Entry Date. This requirement is satisfied if such Employee is permitted to commence or resume, as the case may be, making elective contributions as soon as is administratively feasible following the date he resumes his status as an Employee.

(2) If an individual who is employed by an Employer but who is not an Employee becomes an Employee, such Employee shall enter the Plan as an active Participant on the later of (1) the date the individual becomes an Employee or (2) the Entry Date on which he would have entered the Plan had he been an Employee throughout his employment with the Employer. If the Employee must

XIII-10

enter the Plan as an active Participant on the date the he becomes an Employee, then he is permitted to commence making elective contributions as soon as is administratively feasible following the date he resumes his status as an Employee.

(3) If an individual who provides services for an Employer but is not reported on the payroll records of an Employer as a common law employee is later determined by an Employer, a court, or governmental agency to be an Employee or to have been an Employee of an Employer, and so long as such individual is an eligible Employee, then such individual will only be eligible for Plan participation prospectively and will participate in the Plan as of the later of (1) the date that such determination is made, or (2) the Entry Date that coincides with or next follows such determination and after such individual has satisfied all other eligibility requirements. If the individual enters the Plan as an active Participant as of the date it is determined that he is an Employee, then he is permitted to commence or resume, as the case may be, making elective contributions as soon as is administratively feasible following the determination date.”

3.	In all other respects, except as hereinbefore modified, the said Plan is hereby ratified and confirmed, the within amendment to be immediately effective.

IN WITNESS WHEREOF, TECH DATA CORPORATION has caused this instrument to be duly executed as of the 22 day of September, 2009.

TECH DATA CORPORATION

/c/ Caryl N. Lucarelli
By:
Name:	Caryl N. Lucarelli
Title:	V.P. Human Resources

XIII-11

POST-EGTRRA "GOOD FAITH" AMENDMENT

FOR DEFINED CONTRIBUTION PLANS

ELECTION FORM

Plan Name	Tech Data Corporation 401(k) Savings Plan

All references to the "Amendment" are to the Post-EGTRRA "Good Faith" Amendment for Defined Contributions Plan attached to this Election Form. The Amendment is comprised of 36 pages (not including the cover page and the table of contents page). The Amendment is a "good faith" amendment, is not part of the pre-approved EGTRRA document, and has not been reviewed by the IRS for compliance with post-EGTRRA statutory and Regulatory changes. However, pursuant to the provisions of Revenue Procedure 2007-44, this Amendment does not affect the status of reliance upon the Plan. Execution of the Amendment by the Sponsoring Employer is accomplished by the execution of this Election Form.

Section 1.  Post-EGTRRA Provisions Effective 2006 And Earlier

1.1	☐	Revised Definition of Financial Hardship. Section 1.5 of the Amendment regarding hardship distributions to a Participant's Primary Beneficiary is adopted effective .

1.2	☐	Distributions to a Qualified Reservist. Section 1.6 of the Amendment regarding distributions to a Qualified Reservist is adopted effective .

1.3	☐

Hurricane Provisions. Section 1.7 of the Amendment regarding distributions made from the Plan on account of Hurricanes Katrina, Rita, or Wilma is adopted, subject to the following elections: (check any that apply)

		☐	The special financial hardship distribution provision in Section 1.7(c) of the Amendment applies
		☐	The Participant loan provision in Section 1.7(d) of the Amendment applies
		☐	The re-contribution of Qualified Hurricane Distributions provision in Section 1.7(e) of the Amendment applies
		☐	The re-contribution of Qualified Distributions provision in Section 1.7(f) of the Amendment applies

1.4	☐

Revocation of Prior Amendment On Account Of Heinz. Section 1.8 of the Amendment regarding the revocation of an Original Amendment on account of the Heinz decision is adopted effective                                          . The Original Amendment is hereby revoked retroactively with respect to: (check one)

		☐ ☐	All accrued benefits, which are allocations that were accrued as of the Applicable Amendment Date and allocations that were accrued after the Applicable Amendment Date.

Only accrued benefits as of the Applicable Amendment Date, which are allocations that were accrued as of the Applicable Amendment Date. Allocations accrued after the Applicable Amendment Date will continue to be subject to the restrictions on the form or timing of distributions as set forth in the Original Amendment.

1.5	☐

Exclusion of 403(b) Participants. Section 1.9 of the Amendment regarding the exclusion from the Plan of certain Employees who participate in a 403(b) plan sponsored by the tax-exempt Employer is adopted.

Section 2. Post-EGTRRA Provisions Effective 2007

2.1	☒

Direct Rollovers and the $500 Threshold. Pursuant to Section 2.2 of the Amendment, if a Distributee elects to have only a portion of an Eligible Rollover Distribution paid to an Eligible Retirement Plan in a Direct Rollover, then that portion must equal or exceed $500.

2.2	Code §415 Limitations under the Final §415 Regulations.

(a)

Code §415(c)(3) Compensation for Top Heavy Allocation Purposes and Key Employee Determinations. Pursuant to Section 2.5(c)(2) of the Amendment, an Employee's Code §415(c)(3) Compensation which is used to determine any Top Heavy Minimum Allocations and whether an Employee is also a Key Employee is: (check one)

Post-EGTRRA "Good Faith" Amendment for DC Plans - Election Form	Page 1 of 6

		☒	FormW-2 Compensation
		☐	Code §3401 Compensation
		☐	Safe Harbor Code §415 Compensation
		☐	Statutory Code §415 Compensation

(b)

Code §415(c)(3) Compensation for Code §415 Limitation Determinations. Pursuant to Section 2.5(c)(2) of the Amendment, an Employee's Code §415(c)(3) Compensation used to determine the Employee's Annual Addition limitation under Article 6 of the Basic Plan is based on the selection below.

		☒	FormW-2 Compensation
		☐	Code §3401 Compensation
		☐	Safe Harbor Code §415 Compensation
		☐	Statutory Code §415 Compensation

(c)

Code §415(c)(3) Compensation for Highly Compensated Employee Determinations and Other Statutory Purposes. Pursuant to Section 2.5(c)(2) of the Amendment, an Employee's Code §415(c)(3) Compensation used to determine whether the Employee is also a Highly Compensated Employee, and for other statutory purposes that do not appear elsewhere in this Adoption Agreement, is based on the selection below.

		☒	FormW-2 Compensation
		☐	Code §3401 Compensation
		☐	Safe Harbor Code §415 Compensation
		☐	Statutory Code §415 Compensation

	(d)	☒

Compensation Earned in Limitation Year but Paid in Next Limitation Year. Section 2.5(c)(2)(E) of the Amendment defines Code §415(c)(3) Compensation for a Limitation Year to include any amounts earned during that Limitation Year but not paid until the next Limitation Year.

(e)

Post-Severance Compensation. For all Plan purposes, Section 2.5(c)(6) of the Amendment defines Post-Severance Compensation as including regular pay after Termination of Employment during the timeframe permitted by the Regulations, plus any/all of the items selected below: (check all that apply)

		☐	Leave cash-outs and deferred compensation under Section 2.5(c)(6)(B) of the Amendment
		☐	Imputed compensation when the Participant becomes disabled under Section 2.5(c)(6)(C) of the Amendment
		☐	Continuation of compensation while in qualified military service under Section 2.5(c)(6)(D) of the Amendment

2.3	☒

Vesting of Non-Safe Harbor Non-Elective Contributions. Pursuant to Section 2.6 of the Amendment and PPA §904, the Vesting Schedule that applies to Non-Safe Harbor Non-Elective Contribution Accounts is effective as of the first day of the first Plan Year beginning after December 31, 2006, subject to the following elections:

		(a)	Participants to Whom the Post-2006 Vesting Schedule Relates. Under Section 2.6(a) of the Amendment, the Post-2006 Vesting Schedule applies to the Non-Safe Harbor Non-Elective Contribution Account of:

	☒	Any Participant who completes an Hour of Service in any Plan Year beginning after December 31, 2006.
☐

Any Participant (regardless of whether he or she has Terminated Employment) who has a Non-Safe Harbor Non-Elective Contribution Account balance in any Plan Year beginning after December 31, 2006 and whose Non-Safe Harbor Non-Elective Contribution Account has not become subject to the Forfeiture provisions of the Plan prior to the first day of the first Plan Year beginning after December 31, 2006.

(b)	Account Balances to Which the Post-2006 Vesting Schedule Relates. Under Section 2.6(b) of the Amendment, the Post-2006 Vesting Schedule applies to:

	☒	The entire Non-Safe Harbor Non-Elective Contribution Account.
☐

The portion of the Non-Safe Harbor Non-Elective Contribution Account to which is allocated Non-Safe Harbor Non-Elective Contributions, Forfeitures, and earnings for Plan Years beginning after December 31, 2006 (and subsequent earnings attributable to such allocations). The portion of the Non-Safe Harbor Non-

Post-EGTRRA "Good Faith" Amendment for DC Plans - Election Form	Page 2 of 6

Elective Contribution Account to which was allocated Non-Safe Harbor Non-Elective Contributions, Forfeitures, and earnings for Plan Years beginning prior to January 1, 2007 (and subsequent earnings attributable to such allocations) will remain subject to the Pre-2007 Vesting Schedule, without regard to this Section or the Vesting schedule enumerated in the current Plan document that applies to Non-Safe Harbor Non-Elective Contribution Accounts.

		(c)	Pre-2007 Vesting Schedule. Under Section 2.6(f)(3) of the Amendment, the Pre-2007 Vesting Schedule was:

			☒	7 Year Graded
			☐	5 Year Cliff
			☐	The schedule set forth below

1 Year / Period of Service                         %

2 Years / Periods of Service                      %

3 Years / Periods of Service                      % (must be at least 20% unless 100% Vesting occurs at 5 years)

4 Years / Periods of Service                      % (must be at least 40% unless 100% Vesting occurs at 5 years)

5 Years / Periods of Service                      % (must be at least 60%)

6 Years / Periods of Service                      % (must be at least 80%)

7 Years / Periods of Service                      % (must be 100%)

2.4	☒	Rollovers by a Non-Spouse Beneficiary. Section 2.9 of the Amendment regarding rollovers by a Non-Spouse Designated Beneficiary is adopted effective Jan 1, 2010 .

2.5	☐

Money Purchase or Target Benefit Plan In-Service Distributions. Section 2.10 of the Amendment regarding in-service distributions from a money purchase or target benefit plan is adopted effective                                          . A Participant who has reached Age              (cannot be earlier than Age 62) and who has not yet Terminated Employment may elect to receive a distribution of his or her Vested Account Balance.

2.6	☒

QDIA. If the Plan has an Eligible Automatic Contribution Arrangement as described in Code §414(w)(3), then Section 2.11 of the Amendment regarding QDIAs is adopted effective as of the effective date of the Eligible Automatic Contribution Arrangement (unless an earlier effective date is indicated in the next sentence). Otherwise, Section 2.11 of the Amendment regarding QDIAs is adopted effective           Dec 24, 2007            .

2.7	☐	Modification of Normal Retirement Age. Section 2.12 of the Amendment regarding the definition of Normal Retirement Age is adopted effective , subject to the following provisions:

		(a)	Normal Retirement Age Amended in Plan or this Amendment. Under Section 2.12(a) of the Amendment, the definition of Normal Retirement Age is amended as of the effective date above to be:

			☐	The definition selected in the Adoption Agreement.
			☐	Age (max. 65)

☐ Or the (maximum. 5th) anniversary of becoming a Participant in the Plan, if later.
☐ Or the date the Participant is credited with at least Years of Service/Periods of Service, if later, but in no event later than the later of Age 65 or the 5th anniversary of becoming a Participant.
☐ Or , but in no event later than the later of Age 65 or the 5th anniversary of becoming a Participant in the Plan.

		(b)	☐	Plan Provisions for Code §411(a)(10) and/or Code §411(d)(6) Compliance. Under Section 2.12(c) of the Amendment, the Plan is amended by the following additional provisions:
.

Post-EGTRRA "Good Faith" Amendment for DC Plans - Election Form	Page 3 of 6

Section 3. Post-EGTRRA Provisions Effective 2008

3.1	☒	Elimination of Gap Period Income for Excess Contributions. Section 3.1 of the Amendment regarding the elimination of gap period income for Excess Contributions is adopted effective Jan 1, 2008 .

3.2	☒

Elimination of Gap Period Income for Excess Aggregate Contributions. Section 3.2 of the Amendment regarding the elimination of gap period income for Excess Aggregate Contributions is adopted by the Plan effective           Jan 1, 2008             .

3.3	☐	Qualified Automatic Contribution Arrangement. Section 3.3 of the Amendment regarding a Qualified Automatic Contribution Arrangement is adopted effective , subject to the following:

(a) QACA Contribution Requirement. Pursuant to Section 3.3(a) of the Amendment, the Employer will make the following QACA Contribution to the following Participants: (check one)

☐

QACA Non-Elective Contribution. The Employer will make a QACA Non-Elective Contribution equal to 3% (or such higher percentage as may be elected by the Employer by resolution) of Compensation for the Plan Year. Such QACA Non-Elective Contribution will be made on behalf of: (check one)

	☐	Any Participant in the Elective Deferral component of the Plan who is a NHCE, regardless of whether he or she makes Elective Deferrals or Voluntary Employee Contributions.
	☐	Any Participant in the Elective Deferral component of the Plan, regardless of whether such Participant makes Elective Deferrals or Voluntary Employee Contributions.
☐

The following Participants                                                                                                                                   (Any Participant in the Elective Deferral component of the Plan who is a NHCE must be included regardless of whether he or she makes Elective Deferrals or Voluntary Employee Contributions)

☐

QACA "Basic" Matching Contributions. The Employer will make a QACA Matching Contribution equal to the sum of (1) 100% of the Participant's Elective Deferrals that do not exceed 1% of Compensation for the Allocation Period, plus (2) 50% of the Participant's Elective Deferrals that exceed 1% of Compensation for the Allocation Period but do not exceed 6% percent of Compensation for the Allocation Period. Such QACA Matching Contribution will be made on behalf of: (check one)

	☐	Any Participant in the Elective Deferral component of the Plan who is a NHCE and on whose behalf Elective Deferrals are made to the Plan.
	☐	Any Participant in the Elective Deferral component of the Plan and on whose behalf Elective Deferrals are made to the Plan.
☐

The following Participants                                                                                                                                 (Any Participant in the Elective Deferral component of the Plan who is a NHCE must be included regardless of whether he or she makes Elective Deferrals or Voluntary Employee Contributions)

☐

QACA "Enhanced" Matching Contributions. The Employer will make a QACA Matching Contribution equal to (1) 100% of the Participant's Elective Deferrals that do not exceed             % (must be at least 1% but not greater than 6%) of Compensation for the Allocation Period; plus, if applicable, (2)             % of Elective Deferrals that exceed             % (must be at least 1% but not greater than 6%) of Compensation but do not exceed             % (must be greater than 1% but not greater than 6%) of Compensation for the Allocation Period; plus, if applicable, (3)             % of Elective Deferrals that exceed             % (must be greater than 1% but not greater than 6%) of Compensation but do not exceed             % (must be greater than 1% but not greater than 6%) of Compensation for the Allocation Period.

Note: If applicable, the first blank in (2) and the first blank in (3) must be completed so that, at any rate of elective deferrals, the QACA "Enhanced" Matching Contribution is at least equal to the Matching Contribution receivable if the Employer was making the QACA "Basic" Matching Contributions, but the rate of Matching Contributions cannot increase as Elective Deferrals increase.

Post-EGTRRA "Good Faith" Amendment for DC Plans - Election Form	Page 4 of 6

Such QACA Matching Contribution will be made on behalf of:

		☐	Any Participant in the Elective Deferral component of the Plan who is a NHCE and on whose behalf Elective Deferrals are made to the Plan.
		☐	Any Participant in the Elective Deferral component of the Plan and on whose behalf Elective Deferrals are made to the Plan.
☐

The following Participants

(Any Participant in the Elective Deferral component of the Plan who is a NHCE must be included regardless of whether he or she makes Elective Deferrals or Voluntary Employee Contributions)

(b)	Plan to Which QACA Contribution Will Be Made. Pursuant to Section 3.3(a)(2) of the Amendment, the QACA Contribution will be made to: (check one)

	☐	This Plan
	☐	The following plan, so long as that other plan meets the requirements of Code §401(k)(12)(F) and the Regulations thereunder .

(c)	Compensation for QACA Contribution Purposes. Pursuant to Section 3.3(a)(5) of the Amendment, a Participant's Compensation for QACA Contribution purposes is determined by the provisions selected below:

	(1)	Compensation is defined as: (check one)

		☐	FormW-2 Compensation
		☐	Code §3401 Compensation
		☐	Safe Harbor Code §415 Compensation

	(2)	Elective contributions under Code §125, §132(f)(4), §401(k), §402(h), §403(b), §457(b) and §414(h)(2) will: (check one)

		☐	Be included as Compensation
		☐	Not be included as Compensation

	(3)	The Compensation measuring period is the: (check one)

		☐	Plan Year
		☐	Fiscal Year ending on or within the Plan Year
		☐	Calendar year ending on or within the Plan Year

	(4)	☐	The following categories will not be counted as Compensation: (check all that apply)

☐ A) Compensation received prior to becoming a Participant
☐ B) Compensation received while an ineligible Employee
☐ C) All items in Regulation §1.414(s)-1(c)(3) (i.e., expense allowances, fringe benefit, etc.)
☐ D) Post-Severance Compensation [1]
☐ E) Deemed 125 Compensation [1]
☐ F) Bonuses [1]
☐ G) Overtime [1]
☐ H) Commissions [1]
☐ I) Other (describe) [1]

1 If checked, the Plan's definition of compensation may fail to satisfy the safe harbor requirements unless such compensation is excluded only with respect to HCEs under paragraph (5) below.

Post-EGTRRA "Good Faith" Amendment for DC Plans - Election Form	Page 5 of 6

			(5)	☐	The amounts excluded under (4)(D) – (I) are only excluded with respect to: (check all that apply)

☐ Highly Compensated Employees
☐ Other (cannot be a class that only includes NHCEs)

(d)

Vesting of QACA Contribution Account. Pursuant to Section 3.3(b) of the Amendment, a Participant's Vested Interest in his or her QACA Contribution Account will be determined by the provisions selected below:

			(1)	The Vesting schedule for the QACA Contribution Account is: (check one)

				☐	100% full and immediate
				☐	2-year cliff Vesting (1 year/0%; 2 years/100%)
				☐	The Vesting schedule set forth below:

1 Year/Period of Service %
2 Years/Periods of Service 100%

			(2)	☐	Service Excluded for Vesting. All Service with the Employer is counted in determining a Participant's Vested Interest in the QACA Contribution Account except the following: (check all that apply)

☐ Service before age 18
☐ Service before the Employer maintained this Plan or a predecessor plan

(e)

Usage of Forfeitures of QACA Contribution Account. If the Vesting schedule selected in Section 3.3(d) above is other than 100% full and immediate, then pursuant to Section 3.3(c) of the Amendment, Forfeitures that are not used for the purposes described in Section 3.3(c) of the Amendment will be: (check one)

			☐	Used to reduce any, or any combination of, Employer contributions, as determined by the Administrator
			☐	Added to any, or any combination of, Employer contributions, as determined by the Administrator

3.4	☒	Eligible Automatic Contribution Arrangement. Section 3.4 of the Amendment regarding an Eligible Automatic Contribution Arrangement is adopted effective Jan 1, 2008 .

3.5	☐

Eligible Participant's Election for Permissible Withdrawal. Section 3.5 of the Amendment regarding a Participant's election for a Permissible Withdrawal is adopted effective                                          . (the date cannot be earlier than the effective date of either Section 3.3 or Section 3.4 above)

SIGNATURE OF THE SPONSORING EMPLOYER

By	/s/ Caryl N. Lucanelli	Title	Vice President /Human Resources Americas

Print Name	Caryl Lucanelli	Date	12/15/09

Post-EGTRRA "Good Faith" Amendment for DC Plans - Election Form	Page 6 of 6

Supplemental Amendment #1 to the

Post-EGTRRA "Good Faith" Amendment for Defined Contribution Plans

Covering Applicable Provisions of the HEART Act of 2008 and WRERA 2008

Plan Name	Tech Data Corporation 401(k) Savings Plan

This Supplemental Amendment #1 (the "Supplemental Amendment") to the Post-EGTRRA "Good Faith" Amendment (the "Amendment") is intended as good faith compliance with certain provisions of the Heroes Earnings Assistance and Tax Relief Act of 2008 (HEART) and the Worker, Retiree and Employer Recovery Act of 2008 (WRERA), including Technical Corrections to the Pension Protection Act of 2006. This Amendment supersedes any conflicting provisions of the Plan, any administrative policy, the Plan's funding policy, and/or any previously-adopted "good faith" amendment of the same subject matter, as applicable. This Amendment is a "good faith" amendment, is not part of the pre-approved EGTRRA document, and has not been reviewed by the Internal Revenue Service for compliance with post-EGTRRA statutory and Regulatory changes. Furthermore, pursuant to Revenue Procedure 2007-44, this Amendment does not affect the status of reliance upon the Plan.

Section 1. WRERA Technical Corrections to the Pension Protection Act of 2006

1.1

Elimination of Gap Period Income Upon Distribution of Excess Elective Deferrals. This Section supersedes Section 2.8 of the Amendment. If the Plan is a Code §401(k) Plan, then Excess Elective Deferrals (as defined in Code §402(g)(2)(A)) which are distributed with respect to the 2008 Plan Year, or with respect to any later Plan Year, will be adjusted for any income or loss up to the last day of the Plan Year to which the distribution relates, without regard to the gap period (the period between the end of the Plan Year and the date of distribution) or any adjustment for income or loss during the gap period.

1.2

Rollover by a Non-Spouse Designated Beneficiary. This Section supersedes Section 2.9 of the Amendment. Unless an earlier date is selected by the Sponsoring Employer in the Election Form to the Amendment, then effective for Plan Years beginning on or after January 1, 2009, a Beneficiary who (a) is other than the Participant's Spouse and (b) is considered to be a Designated Beneficiary under Code §401(a)(9)(E) (known as a "Non-Spouse Designated Beneficiary") may establish an individual retirement account under Code §408(a) or an individual retirement annuity under Code §408(b) (known as an "Inherited IRA") into which all or a portion of a death benefit (to which such Non-Spouse Designated Beneficiary is entitled) can be transferred in a direct trustee-to trustee transfer (a direct rollover). Notwithstanding the above, any amount payable to a Non-Spouse Designated Beneficiary that is deemed to be a required minimum distribution pursuant to Code §401(a)(9) may not be transferred into such Inherited IRA. The Non-Spouse Designated Beneficiary may deposit into such Inherited IRA all or any portion of the death benefit that is deemed to be an eligible rollover distribution (but for the fact that the distribution is not an eligible rollover distribution because the distribution is being paid to a Non-Spouse Designated Beneficiary). In determining the portion of such death benefit that is considered to be a required minimum distribution that must be made from the Inherited IRA, the Non-Spouse Designated Beneficiary may elect to use either the 5-year rule or the life expectancy rule, pursuant to Regulation §1.401(a)(9)-3, Q&A-4(c). Any distribution made pursuant to this Section is not subject to the direct rollover requirements of Code §401(a)(31), the notice requirements of Code §402(f), or the mandatory withholding requirements of Code §3405(c). If a Non-Spouse Designated Beneficiary receives a distribution from the Plan, then the distribution is not eligible for the "60-day" rollover rule, which is available to a Beneficiary who is a Spouse. If the Participant's Non-Spouse Designated Beneficiary is a trust, then the Plan may make a direct rollover to an IRA on behalf of the trust, provided the trust satisfies the requirements to be a Designated Beneficiary within the meaning of Code §401(a)(9)(E). In order to be able to roll over the distribution, the distribution otherwise must satisfy the definition of an eligible rollover distribution. Any distribution made prior to January 1, 2010 is not subject to the direct rollover requirements of Code §401(a)(31) (including Code §401(a)(31)(B), the notice requirements of Code §402(f) or the mandatory withholding requirements of Code §3405(c)). If a non-spouse Beneficiary receives a distribution from the Plan, the distribution is not eligible for a "60-day" rollover. If the Participant’s named Beneficiary is a trust, the Plan may make a direct rollover to an individual retirement account on behalf of the trust, provided the trust satisfies the requirements to be a Designated Beneficiary within the meaning of Code §401(a)(9)(E).

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1.3

Qualified Default Investment Alternative. This Section supersedes Section 2.6 of the Amendment Election Form. If elected here ☒ by the Sponsoring Employer, then, effective           Dec 24, 2007            , if the Plan gives Participants or Beneficiaries the opportunity to direct the investment of any assets in the Participant's Account (or any sub-account) and if any Participant or Beneficiary does not direct the investment of such assets, then such assets in the Participant's Account (or such sub-account(s)) will be invested in a Qualified Default Investment Alternative ("QDIA"), subject to the provisions of Section 2.11 of the Amendment.

Section 2. HEART Act of 2008

2.1	Contributions and Allocations. If elected here ☐ by the Sponsoring Employer, then the following provisions apply to a Qualified Reservist’s rights to contributions and allocations under the Plan:

(a)

Determination of Amount. If a Qualified Reservist dies or incurs a Disability on or after January 1, 2007 while performing Qualified Military Service, then in determining any contribution or allocation such Participant is otherwise entitled to under the terms of the Plan, such Participant will be deemed to have resumed employment with the Employer in accordance with the individual’s reemployment rights under USERRA on the day preceding such death or Disability, and will be deemed to have Terminated Employment on the actual date of death or Disability.

(b)

Amount of Elective Deferrals and/or Voluntary Employee Contributions. The amount of a Qualified Reservist’s Elective Deferrals and/or Voluntary Employee Contributions which are considered for purposes of this Section 2.1 will be determined on the basis of the Qualified Reservist’s average Elective Deferrals and/or Voluntary Employee Contributions which are actually made for the lesser of the following two computation periods: (1) the 12-month period of service with the Employer immediately prior to Qualified Military Service; or (2) the actual length of continuous service with the Employer.

2.2	Differential Wage Payment. For computation periods beginning after December 31, 2008, the following applies:

(a)

Employee Status. An individual receiving a differential wage payment, as defined by Code §3401(h)(2), will be treated as an Employee of the Employer making such payment. Notwithstanding the foregoing, for purposes of Code §401(k)(2)(B)(i)(I), a Participant is treated as having Terminated Employment during any period he or she is performing service in the uniformed services described in Code §3401(h)(2)(A).

(b)

Treatment as Compensation. Any amounts received by a Qualified Reservist as differential wage payments will be treated as Compensation (to the extent those payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering Qualified Military Service).

(c)

Coordination With USERRA. The Plan will not be treated as failing to meet the requirements of any provision described in Code §414(u)(1)(C) by reason of any contribution or benefit which is based on the Differential Wage Payments. However, this paragraph only applies if all Employees of the Employer performing service in the uniformed services described in Code §3401(h)(2)(A) are entitled to receive differential wage payments (as defined in Code §3401(h)(2)) on reasonably equivalent terms and, if eligible to participate in a retirement plan maintained by the employer, to make contributions based on the payments on reasonably equivalent terms (taking into account Code §§410(b)(3), (4), and (5)).

2.3

Suspension of Elective Deferrals. If a Qualified Reservist elects to receive a distribution of all or a portion of his or her Participant’s Account under the provisions of Sections 5.1, 5.2 and/or 5.3 of the Plan by reason of death, Disability or Termination of Employment, such Participant will not be permitted to contribute Elective Deferrals and/or Employee Voluntary Contributions to the Plan for a period of 6 months. Such 6 month period will commence on the date of the distribution.

2.4

Death Benefits. If a Participant dies on or after January 1, 2007 while performing Qualified Military Service, such Participant will be deemed to have resumed employment with the Employer in accordance with the individual’s reemployment rights under USERRA on the day preceding death, and will be deemed to have Terminated Employment on the actual date of death.

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2.5

Definition of Qualified Reservist. The term "Qualified Reservist" means an individual who is a member of a reserve component, as defined in §101 of title 37, United States Code, and who is ordered or called to active duty after September 11, 2001 either for a period in excess of 179 days or for an indefinite period.

2.6	Definition of Qualified Military Service. The term "Qualified Military Service" means military service as that term is used in Code §414(u)(1).

Section 3. 2009 Required Minimum Distributions (RMDs)

3.1

2009 RMDs Will Be Made Unless the Participant or Beneficiary Elect Not to Receive Them. If this Section 3.1 is checked here ☐, then notwithstanding Section 5.9 of the Plan to the contrary, a Participant or Beneficiary who would have been required to receive required minimum distributions for 2009 but for the enactment of Code §401(a)(9)(H) ("2009 RMDs"), and who would have satisfied that requirement by receiving distributions that are (1) equal to the 2009 RMDs or (2) one or more payments in a series of substantially equal distributions (that include the 2009 RMDs) made at least annually and expected to last for the life (or life expectancy) of the Participant, the joint lives (or joint life expectancy) of the Participant and the Participant’s Designated Beneficiary, or for a period of at least 10 years ("Extended 2009 RMDs"), will receive those distributions for 2009 unless the Participant or Beneficiary chooses not to receive such distributions.

3.2

2009 RMDs Will Not Be Made Unless the Participant or Beneficiary Elect to Receive Them. If this Section 3.2 is checked here ☒, then notwithstanding Section 5.9 of the Plan, a Participant or Beneficiary who would have been required to receive required minimum distributions for 2009 but for the enactment of Code §401(a)(9)(H) ("2009 RMDs"), and who would have satisfied that requirement by receiving distributions that are (1) equal to the 2009 RMDs or (2) one or more payments in a series of substantially equal distributions (that include the 2009 RMDs) made at least annually and expected to last for the life (or life expectancy) of the Participant, the joint lives (or joint life expectancy) of the Participant and the Participant’s Designated Beneficiary, or for a period of at least 10 years ("Extended 2009 RMDs"), will not receive those distributions for 2009 unless the Participant or Beneficiary chooses to receive such distributions.

3.3

Direct Rollovers. Notwithstanding Section 5.14 of the Plan to the contrary, and solely for purposes of applying the direct rollover provisions of the Plan, the additional distributions in 2009 checked below (if any) will be treated as eligible rollover distributions. However, if no election is made below, a direct rollover will be offered only for distributions that would be eligible rollover distributions without regard to Code §401(a)(9)(H).

☐	2009 RMDs and Extended 2009 RMDs (both as defined in Sections 3.1 and 3.2 above).

☐	2009 RMDs (as defined in Sections 3.1 and 3.2 above) but only if paid with an additional amount that is an eligible rollover distribution without regard to Code §401(a)(9)(H).

SIGNATURE OF THE SPONSORING EMPLOYER

By	/s/ Caryl N. Lucanelli	Title	Vice President /Human Resources Americas

Print Name	Caryl Lucanelli	Date	12/15/09

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POST-EGTRRA "GOOD FAITH" AMENDMENT

Table of Contents

Article 1		- 1 -
Post-EGTRRA Provisions Effective 2006 And Earlier		- 1 -
1.1	Bonding Requirements	- 1 -
1.2	Service for Vesting Purposes When Previously Frozen Plan Resumes Allocations	- 1 -
1.3	Eliminating Forms of Distribution	- 2 -
1.4	Application of Code §411(a) With Respect to Protected Benefits	- 3 -
1.5	Financial Hardship Distributions	- 3 -
1.6	Distribution to a Qualified Reservist	- 4 -
1.7	Hurricane Provisions	- 4 -
1.8	Retroactive Revocation of Prior Amendment on account of the Heinz Decision	- 9 -
1.9	Certain Employees of Tax Exempt Entity Excluded From 401(k) Plan or 401(m) Plan	- 10 -

Article 2		- 11 -
Post-EGTRRA Provisions Effective 2007		- 11 -
2.1	Notice and Consent Requirements	- 11 -
2.2	Direct Rollovers	- 13 -
2.3	Qualified Domestic Relations Orders	- 15 -
2.4	Determination Whether Partial Termination of the Plan Has Occurred	- 15 -
2.5	Code §415 Limitations Under the Final Code §415 Regulations	- 16 -
2.6	Vesting of Non-Safe Harbor Non-Elective Contribution Accounts	- 23 -
2.7	Diversification	- 25 -
2.8	Calculation of Gap Period Income for Excess Elective Deferrals	- 26 -
2.9	Rollover by a Non-Spouse Designated Beneficiary	- 26 -
2.10	Money Purchase or Target Benefit Plan In-Service Distributions	- 27 -
2.11	Qualified Default Investment Alternative	- 27 -
2.12	Modification to Normal Retirement Age	- 29 -
2.13	Mid-Year Changes Permitted for Safe Harbor 401(k) Plan	- 30 -

Article 3		- 31 -
Post-EGTRRA Provisions Effective 2008		- 31 -
3.1	Elimination of Gap Period Income for Excess Contributions	- 31 -
3.2	Elimination of Gap Period Income for Excess Aggregate Contributions	- 31 -
3.3	Qualified Automatic Contribution Arrangement	- 31 -
3.4	Eligible Automatic Contribution Arrangement	- 34 -
3.5	Eligible Participant's Election for Permissible Withdrawal	- 35 -
3.6	Qualified Optional Survivor Annuity	- 36 -

1

Introduction

This Post-EGTRRA "Good Faith" Amendment (the "Amendment") is intended as good faith compliance with various post-EGTRRA provisions, including the Pension Protection Act of 2006 and various changes to the Regulations. This Amendment supersedes any conflicting provisions of the Plan, any administrative policy, the Plan's funding policy, and/or any previously-adopted "good faith" amendment of the same subject matter, as applicable. If this Amendment establishes/memorializes an Automatic Contribution Arrangement, then this Amendment supersedes any State (or Commonwealth) law that would directly or indirectly prohibit or restrict the inclusion of an Automatic Contribution Arrangement in the Plan, pursuant to ERISA §514(e)(1) and Department of Labor Regulation §2550.404c–5(f).

This Amendment is a "good faith" amendment, is not part of the pre-approved EGTRRA document, and has not been reviewed by the IRS for compliance with post-EGTRRA statutory and Regulatory changes. Furthermore, pursuant to Revenue Procedure 2007-44, this Amendment does not affect the status of reliance upon the Plan.

The Amendment consists of this document (the Post-EGTRRA "Good Faith" Amendment) and the Post-EGTRRA "Good Faith" Amendment Election Form (the "Election Form"). Each Article of the Amendment is based upon the earliest effective year that a specific Section (or specific paragraph of a Section) can apply to the Plan, but the effective year of an Article is used for reference purposes only. The actual effective date of (a) a specific Section of this Amendment, (b) a specific paragraph in a Section of this Amendment, or (c) a specific Section of the Election Form, applies to the Plan and overrides any conflict with the effective year of an Article. Furthermore, the rules of the Plan's Section entitled "Interpretation of the Plan and Trust" apply to this Amendment.

Article 1

Post-EGTRRA Provisions Effective 2006 And Earlier

1.1

Bonding Requirements. Paragraph (a) below is effective as of the first day of the first Plan Year beginning after August 17, 2006. Furthermore, paragraph (b) below is effective as of the first day of the first Plan Year beginning after December 31, 2007.

(a)

Determination of Amount. Every Plan fiduciary other than a bank, an insurance company, a broker-dealer who is registered under the Securities Exchange Act of 1934 §15(b) and who is subject to the fidelity bond requirements of a self-regulatory organization as defined in ERISA §412(a) as amended by PPA, or a fiduciary of a Sponsoring Employer that has no common-law employees, will be bonded in an amount that is not less than 10% of the amount of funds under such Plan fiduciary's direct or indirect control; however, such bond will not be less than $1,000 nor more than $500,000 (or such other amount as may be required by law). The bond will provide protection to the Plan against any loss for acts of fraud or dishonesty by a Plan fiduciary acting alone or in concert with others. The cost of such bond will be an expense of either the Sponsoring Employer or the Plan, at the election of the Sponsoring Employer.

(b)

Investment in Employer Securities. If the Plan holds employer securities as defined in ERISA §407(d)(1), the maximum bond described in paragraph (a) is increased to $1,000,000 unless the Department of Labor prescribes a larger amount after notice and an opportunity for interested parties to be heard.

1.2

Service for Vesting Purposes When Previously Frozen Plan Resumes Allocations. If (a) the Plan becomes frozen; (b) the freezing of allocations under the Plan causes a partial termination of the Plan to occur; and (c) allocations later resume under the previously-frozen Plan, then all Years of Service or 1-Year Periods of Service, as applicable, after the Plan was established must be recognized for Vesting purposes. In addition, if allocations are made under a new plan maintained by the same Employer and if the new plan is merged with the frozen Plan, then all Years of Service or 1-Year Periods of Service, as applicable, after the frozen Plan was established must be recognized for Vesting purposes for any allocations under the new plan after the merger. The provisions of this Section comply with Revenue Ruling 2003-65.

1.3

Eliminating Forms of Distribution. In addition to rules that are enumerated by Regulations and other guidance concerning the modification of the Plan's Normal Form of Distribution and the modification and/or the elimination of the Plan's Optional Forms of Distribution, for any applicable Plan amendment that is adopted on or after August 12, 2005 (except as otherwise provided), the Plan may be amended to eliminate a form of distribution, subject to the following rules:

(a)	General Rule for Eliminating a Form of Distribution. The Plan may eliminate a form of distribution previously available to Participants, so long as:

(1)	Single Sum Available. A single sum payment is available to Participants at the same time or times as the form of distribution being eliminated;

(2)	Same or Greater Portion of Participant's Account. Such single sum payment is based upon the same or greater portion of the Participant's Account as the form of distribution being eliminated; and

(3)

Single Sum Otherwise Identical. Such single-sum distribution form is otherwise identical to the form of benefit being eliminated or restricted. For purposes of this subparagraph, a single-sum distribution form is otherwise identical to the form of benefit that is eliminated or restricted only if the single-sum distribution form is identical in all respects to the eliminated or restricted form of distribution (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement. However, an otherwise identical distribution form need not retain rights or features of the form of benefit that is eliminated or restricted to the extent that those rights or features would not be protected from elimination or restriction under Code §411(d)(6).

(b)

Eliminating Optional Forms of Distribution Through Utilization Test. If the Plan is a money purchase plan or a target benefit plan, then in addition to the provisions of paragraph (a) above, for any applicable Plan amendment adopted after December 31, 2006, the Plan may eliminate any/all Optional Forms of Distribution that comprise a Generalized Optional Form for a Participant with respect to allocations that occurred before the Applicable Amendment Date under the "Utilization Test" of Regulation §1.411(d)-3(f). The elimination of Optional Forms of Distribution of this paragraph (b) is subject to the following:

(1)	Not a Core Benefit. The Optional Forms of Distribution being eliminated cannot be a Core Option.

(2)

Timeframe for Amendment. The Plan amendment is not applicable with respect to an Optional Form of Distribution with an Annuity Starting Date that is earlier than the number of days in the maximum Applicable Election Period after the date that the amendment is adopted.

(3)

Requirements. During the Look-Back Period, (1) the Generalized Optional Form has been available to at least the Applicable Number of Participants; and (2) no Participant has elected any Optional Form of Distribution that is part of the Generalized Optional Form with an Annuity Starting Date that is within the Look-Back Period.

(c)	Definitions. As used in this Section, the following words and phrases have the following meanings:

(1)	Applicable Amendment Date. The term "Applicable Amendment Date" means the later of the effective date of the amendment or the date that the amendment is adopted.

(2)

Applicable Election Period. The term "Applicable Election Period" means the period described in Code §417(a)(6), to wit: with respect to an election to waive the Qualified Joint and Survivor Annuity, the period that begins not later than 180 days prior to the Annuity Starting Date (unless future guidance requires/permits otherwise).

(3)

Applicable Number of Participants. The term "Applicable Number of Participants" means 50 Participants. However, the Applicable Number of Participants may include Participants Taken Into Account who elected an Optional Form of Distribution that included a single-sum distribution that applied with respect to at least 25% of the Participant's Account, but only if the Applicable Number of Participants is increased to 1,000 Participants.

(4)

Core Option. The term "Core Option" means (A) a straight life annuity Generalized Optional Form under which the Participant is entitled to a level life annuity with no benefit payable after the Participant's death; (B) a 75% joint and contingent annuity Generalized Optional Form under which the Participant is entitled to a life annuity with a survivor annuity for any individual designated by the Participant (including a non-Spousal contingent annuitant) that is 75% of the amount payable during the Participant's life; (C) a 10-year term certain and life annuity Generalized Optional Form under which the Participant is entitled to a life annuity with a guarantee that payments will continue to any person designated by the Participant for the remainder of a fixed period of 10 years if the Participant dies before the end of the 10-year period; and (D) the most valuable option for a Participant with a short life expectancy, as defined in Regulation §1.411(d)-3(g)(5)(iii). The rules of Regulation §1.411(d)-3(g)(5) apply to the determination of Core Options.

(5)

Generalized Optional Form. The term "Generalized Optional Form" means a group of Optional Forms of Distribution that are identical except for differences due to actuarial factors used to determine the amount of the distributions under those Optional Forms of Distribution and the Annuity Starting Dates.

(6)

Look-Back Period. The term "Look-Back Period" means the period that includes: (A) the portion of the Plan Year in which such Plan amendment is adopted that precedes the date of adoption (known as the "Pre-Adoption Period"); and (B) the 2 Plan Years immediately preceding the Pre-Adoption Period. With regard to the Look-Back Period, the following rules apply: (A) in the Look-Back Period, at least 1 of the Plan Years must be a 12-month Plan Year; (B) the Plan may exclude, pursuant to an administrative policy that is promulgated by the Administrator, the calendar month in which the amendment is adopted from the Look-Back Period and the preceding 1 or 2 calendar months to the extent those preceding months are contained within the Pre-Adoption Period; and (C) in order to have a Look-Back Period that satisfies the requirement of the minimum Applicable Number of Participants, the Look-Back Period may be expanded pursuant to an administrative policy that is promulgated by the Administrator, to include the 3, 4, or 5 Plan Years immediately preceding the Plan Year in which the amendment is adopted. However, if the Plan does not satisfy the requirement of the minimum Applicable Number of Participants using the Pre-Adoption Period and the immediately preceding 5 Plan Years, then the Plan is not permitted to be amended in accordance with the Utilization Test of this Section.

(7)

Participant Taken Into Account. The term "Participant Taken Into Account" means a Participant who was eligible to elect to commence payment of an Optional Form of Distribution that is part of the Generalized Optional Form being eliminated with an Annuity Starting Date that is within the Look-Back Period. A Participant is not a Participant Taken Into Account if the Participant (A) did not elect any Optional Form of Distribution with an Annuity Starting Date that was within the Look-Back Period; (B) elected an Optional Form of Distribution that included a single-sum distribution that applied with respect to at least 25% of the Participant's Account; (C) elected an Optional Form of Distribution that was only available during a limited period of time and that contained a retirement-type subsidy where the subsidy that is part of the Generalized Optional Form being eliminated was not extended to any Optional Form of Distribution with the same Annuity Starting Date; or (D) elected an Optional Form of Distribution with an Annuity Starting Date that was more than 10 years before Normal Retirement Age.

1.4

Application of Code §411(a) With Respect to Protected Benefits. Any applicable Plan amendment adopted after August 9, 2006 which decreases a Participant's Account balance, or otherwise places greater restrictions or conditions on a Participant's rights to Code §411(d)(6) protected benefits is not permitted, even if the Plan amendment merely adds a restriction or condition that is permitted under the Vesting rules in Code §411(a)(3) through (11). However, a Plan amendment does not violate Code §411(d)(6) to the extent that the amendment applies to allocations after the Applicable Amendment Date. Notwithstanding the first sentence of this Section, a Plan amendment that satisfies the requirements of Department of Labor Regulation 2530.203–2(c) (relating to Vesting Computation Periods) does not violate the requirements of Code §411(d)(6) even though the Plan amendment changes the Plan's Vesting Computation Periods. For purposes of this Section, the term "Applicable Amendment Date" means the later of the effective date of the amendment or the date the amendment is adopted.

1.5

Financial Hardship Distributions. If the Plan is either a profit sharing plan or a 401(k) Plan and if elected by the Sponsoring Employer in the Election Form, then this Section is effective as of the effective date elected in the Election Form, and the following provisions apply to the Plan:

(a)

Revised Definition of Financial Hardship. With respect to financial hardship distributions made on or after the effective date of this Section, the determination of any deemed immediate and heavy financial need described in Regulation §1.401(k)-1(d)(3)(iii)(B) will be expanded to include any immediate and heavy financial need (expenses described in Regulation §1.401(k)-1(d)(3)(iii)(B)(1), (3), or (5), which relate to medical, tuition, and funeral expenses, respectively) of a Participant's Primary Beneficiary. For purposes of this Section, the term "Primary Beneficiary" means the individual(s) who is named and designated as a Beneficiary under the terms of the Plan and who has an unconditional right to all or a portion of the Participant's Account balance upon the Participant's death.

(b)

Amounts to Which the Revised Definition of Financial Hardship Applies. The provisions of this Section apply to financial hardship distributions under the provisions of an administrative policy regarding financial hardship distributions that is promulgated by the Administrator.

1.6

Distribution to a Qualified Reservist. If the Plan is a 401(k) Plan and if elected by the Sponsoring Employer in the Election Form, then this Section is effective with respect to any Qualified Reservist Distribution that is taken after September 11, 2001 but before December 31, 2007 (but the December 31, 2007 date has been eliminated by the Heroes Earnings Assistance and Relief Tax Act of 2008 (HEART)), as follows:

(a)

Qualified Reservist Distribution Permitted for Any Reason. A Qualified Reservist Distribution may be made to a Qualified Reservist under any circumstance and/or for any reason without violating the distribution restrictions of Code §401(k)(2)(B)(i).

(b)

Qualified Reservist Distribution Not Subject To Excise Tax and May Be Repaid To an IRA. Notwithstanding anything in the Plan to the contrary, to the extent that any distribution is a Qualified Reservist Distribution, the otherwise applicable 10% excise tax of Code §72(t)(1) on early distributions will not apply. In addition, at any time during the two-year period beginning on the day after the last day of the Qualified Reservist's active duty (but the two-year period will end no earlier than August 17, 2008), a Qualified Reservist who has received one or more Qualified Reservist Distributions may make one or more repayment contributions to an IRA in an aggregate amount not to exceed the total amount of such Qualified Reservists Distributions. The dollar or compensation limitations otherwise applicable to contributions to an IRA will not apply to a repayment contribution of Qualified Reservist Distributions. No deduction is allowed for a repayment contribution of Qualified Reservist Distributions.

(c)	Definitions. As used in this Section, the following words and phrases have the following meanings:

(1)

Qualified Reservist. The term "Qualified Reservist" means an individual who is a member of a reserve component, as defined in §101 of title 37, United States Code, and who is ordered or called to active duty after September 11, 2001 and before December 31, 2007 (but the December 31, 2007 date has been eliminated by the Heroes Earnings Assistance and Relief Tax Act of 2008 (HEART)) either for a period in excess of 179 days or for an indefinite period.

(2)

Qualified Reservist Distribution. The term "Qualified Reservist Distribution" means a distribution of Elective Deferrals to a Qualified Reservist that is made during the period beginning on the date that the Qualified Reservist is ordered or called to duty and ending on the last day of active duty.

1.7

Hurricane Provisions. If elected by the Sponsoring Employer in the Post-EGTRRA "Good Faith" Amendment Election Form, then except as otherwise provided in paragraphs (c) through (f) below, this Section applies to any Participant in the Plan that was affected by Hurricanes Katrina, Rita, or Wilma:

(a)	Qualified Hurricane Distributions. The following provisions apply to Qualified Hurricane Distributions:

(1)

Qualified Hurricane Distribution Not Subject to Code §72(t). Any Qualified Hurricane Distribution will not be subject to Code §72(t). The aggregate amount of distributions received by an individual which may be treated as Qualified Hurricane Distributions for any taxable year shall not exceed the excess (if any) of (A) $100,000, minus (B) the aggregate amounts treated as Qualified Hurricane Distributions received by such individual for all prior taxable years.

(2)

Clarification of Qualified Hurricane Distribution. If a distribution to an individual would (without regard to subparagraph (c)(1)) be a Qualified Hurricane Distribution, then this Plan shall not be treated as violating any requirement of subparagraph (c)(1) merely because the Plan treats such distribution as a Qualified Hurricane Distribution, unless the aggregate amount of such distributions from all plans (including this Plan) maintained by the Sponsor Employer (and any Affiliated Employer of the Sponsoring Employer) to such individual exceeds $100,000.

(3)

Exemption of Qualified Hurricane Distributions from Trustee to Trustee Transfer and Withholding Rules. For purposes of Code §401(a)(31), §402(f), and §3405, Qualified Hurricane Distributions shall not be treated as eligible rollover distributions.

(4)

Qualified Hurricane Distributions Treated as Meeting Plan Distribution Requirements. A Qualified Hurricane Distribution will be treated as meeting the requirements of Code §401(k)(2)(B)(i), §403(b)(7)(A)(ii), §403(b)(11), and §457(d)(1)(A).

(b)

Procedural Requirements. Any otherwise applicable procedural requirements that are imposed by the Plan, any administrative policy, or any procedure may be disregarded with respect to any provision of this Section, so long as the Administrator makes a good-faith effort under the circumstances to comply with such requirements of the Plan, administrative policy, or procedure and makes a reasonable attempt to assemble any required documentation as soon as practical including, if applicable, Spousal consent.

(c)

Special Financial Hardship Distributions on Account of Hurricane Disasters. If elected by the Sponsoring Employer in the Election Form, then regardless of any other distribution provisions in the Plan to the contrary, a Participant or former Participant (1) whose Principal Place of Abode is/was located in the Hurricane Katrina Disaster Area, Hurricane Rita Disaster Area, or Hurricane Wilma Disaster Area; (2) whose place of employment is/was located in the Hurricane Katrina Disaster Area, Hurricane Rita Disaster Area, or Hurricane Wilma Disaster Area; or (3) whose lineal ascendant or descendant, dependent or Spouse has/had a Principal Place of Abode or place of employment in the Hurricane Katrina Disaster Area, Hurricane Rita Disaster Area, or Hurricane Wilma Disaster Area; and the Participant or former Participant, or the Participant's (or former Participant's) lineal ascendant or descendant, dependent, or Spouse faces an immediate and heavy financial need, may receive a special financial hardship distribution on or after August 29, 2005 and not later than March 31, 2006 of the Participant's Elective Deferrals (as well as the Participant's Vested Interest in the Participant's Account or any sub-account of the Participant's Account that is not prohibited by law or Regulation from being distributed as a hardship distribution). The determination of whether a Participant or former Participant, or the Participant's (or former Participant's) lineal ascendant or descendant, dependent, or Spouse has an immediate and heavy financial need will be made by the Administrator, subject to the following provisions:

(1)

Immediate and Heavy Financial Need. The determination by the Administrator of an immediate and heavy financial need will be based upon such severity that a Participant or former Participant, or the Participant's (or former Participant's) lineal ascendant or descendant, dependent, or Spouse is confronted or endangered by present or impending financial ruin, present or impending want, or privation. The Administrator will determine whether an immediate and heavy financial need exists based on all relevant facts and circumstances in a nondiscriminatory manner, and will not be limited to the circumstances enumerated in subparagraph (2) below. The Participant or former Participant must demonstrate the immediate and heavy financial need with positive evidence submitted to the Administrator, if positive evidence is readily available. However, the Administrator may rely upon representations from the Participant or former Participant as to the need for and amount of a financial hardship distribution, unless the Administrator has actual knowledge to the contrary.

(2)

Deemed Immediate and Heavy Financial Need. A distribution is deemed to be on account of an immediate and heavy financial need of a Participant or former Participant, or the Participant's (or former Participant's) lineal ascendant or descendant, dependent, or Spouse if the distribution is for (A) expenses for (or necessary to obtain) medical care that would be deductible under Code §213(d) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income); (B) costs directly related to the purchase of a principal residence (excluding mortgage payments); (C) payment of tuition, related educational fees, and room and board expenses, for up to the next 12 months of post-secondary education; (D) payments necessary to prevent the eviction from the principal residence or foreclosure on the mortgage on that residence; (E) payments for burial or funeral expenses; or (F) expenses for the repair of damage to the principal residence that would qualify for the casualty deduction under Code §165 (determined without regard to whether the loss exceeds 10% of adjusted gross income).

(3)

Certain Restrictions Do Not Apply to Special Financial Hardship Distributions. If this Plan (or any other plan of the Sponsoring Employer) is a 401(k) Plan or permits Voluntary Employee Contributions, then a Participant who receives a special financial hardship distribution of Elective Deferrals pursuant to this paragraph (c) is not prohibited from making Elective Deferrals or Voluntary Employee Contributions to the Plan (or any other plan of the Sponsoring Employer) at any time after receipt of the special financial hardship distribution.

(d)	Participant Loans. If elected by the Sponsoring Employer in the Election Form, then the following provisions apply to a Qualified Individual with respect to loans made during the Applicable Period:

(1)

Increase in Limit on Loans Not Treated as Distributions. In the case of any Participant loan to a Qualified Individual made during the Applicable Period, the following Participant loan limits that are contained in the separate written loan program are increased as follows: (A) the $50,000 aggregate limit on a Participant's loans of Code §72(p)(2)(A)(i) is increased to $100,000; and (B) the aggregate amount of a Participant's loans which is limited to 50% of the Participant's Vested Account balance of Code §72(p)(2)(A)(ii) is increased to 100% of the Participant's Vested Account balance.

(2)	Adequate Security. The requirements of ERISA with respect to adequate loan security are not enforced with respect to any Participant loan to a Qualified Individual during the Applicable Period.

(3)

Delay of Repayment. In the case of a Qualified Individual with an outstanding Participant loan from this Plan on or after the Qualified Beginning Date, the following will apply: (A) (A) if the due date for any repayment with respect to such Participant loan pursuant to Code §72(p)(2)(B) and (C) occurs during the period beginning on the Qualified Beginning Date and ending on December 31, 2006, then such due date for any repayment will be delayed for one (1) year. Such 1-year delay period will not trigger a deemed distribution of the Participant loan under the Plan or the Regulations; (B) in determining the 5-year period (assuming that the Participant loan is not a principal residence loan) and the term of a Participant loan under Code §72(p)(2)(B) and (C), the 1-year delay period described in subparagraph (A) shall be disregarded; and (C) any subsequent repayments with respect to any such Participant loan will be appropriately adjusted to reflect the delay in the due date for any repayment under subparagraph (A) and any interest accruing during such delay. After the 1-year period described in subparagraph (A), the Participant loan shall be repaid by amortizing the outstanding balance (including accrued interest) in substantially level installments over the remaining period of the Participant loan (i.e., five (5) years from the date of the origination of the Participant loan (assuming that the Participant loan is not a principal residence loan) plus the 1-year delay period).

(4)

Applicable Period and Qualified Beginning Date. In applying this paragraph (d), the following will apply: (A) in the case of any Qualified Hurricane Katrina Individual, the Applicable Period is the period beginning on September 24, 2005 and ending on December 31, 2006 and the Qualified Beginning Date is August 25, 2005; (B) in the case of any Qualified Hurricane Rita Individual, the Applicable Period is the period beginning on December 21, 2005 and ending on December 31, 2006 and the Qualified Beginning Date is September 23, 2005; and (C) in the case of any Qualified Hurricane Wilma Individual, the Applicable Period is the period beginning on December 21, 2005 and ending on December 31, 2006 and the Qualified Beginning Date is October 23, 2005.

(e)

Re-Contribution of Prior Qualified Hurricane Distributions to the Plan. If elected by the Sponsoring Employer in the Election Form, then the following provisions apply to the re-contribution of Qualified Hurricane Distributions to the Plan:

(1)

Re-Contribution of Qualified Hurricane Distribution. Any individual who receives a Qualified Hurricane Distribution may make, at any time during the 3-year period beginning on the day after the date on which such distribution was received, one or more re-contributions in an aggregate amount not to exceed the amount of such Qualified Hurricane Distribution to this Plan (which is an eligible retirement plan as defined in Code §402(c)(8)(B)), so long as such individual is a beneficiary of the Plan and such Qualified Hurricane Distribution is (or is deemed to be, pursuant to subparagraph (2)) an eligible rollover distribution as described in Code §402(c)(4) from the Plan.

(2)

Treatment of Repayments of Distributions from Eligible Retirement Plan. If a re-contribution is made pursuant to subparagraph (1) with respect to a Qualified Hurricane Distribution from an eligible retirement plan, then the individual will, to the extent of the amount of the re-contribution, be treated as having received the Qualified Hurricane Distribution in an eligible rollover distribution (as defined in Code §402(c)(4)) and as having transferred the amount to the eligible retirement plan in a direct trustee to trustee transfer within 60 days of distribution. The following rules apply to any such re-contribution of a prior Qualified Hurricane Distribution: (A) required minimum distributions of Code §401(a)(9) are not permitted to be re-contributed to this Plan or any eligible retirement plan; (B) any Qualified Hurricane Distribution paid to an individual as a Beneficiary of a Participant (other than the surviving Spouse of a Participant) cannot be re-contributed to the Plan. However, any Qualified Hurricane Distribution paid to the surviving Spouse of a Participant can be re-contributed to the Plan (unless prohibited by clause (A) above); and (C) any financial hardship distribution that is a Qualified Hurricane Distribution will not be treated as being made on account of hardship for purposes of the Plan and the Code; any portion of such financial hardship distribution is permitted to be re-contributed to this Plan.

(f)

Re-Contribution of Prior Qualified Distributions for Home Purchases to the Plan. If elected by the Sponsoring Employer in the Election Form, then this paragraph (f) apply to the re-contribution of prior Qualified Distributions. Any individual who received a Qualified Distribution may, during the Applicable Period, make one or more re-contributions to this Plan (which is an eligible retirement plan as defined in Code §402(c)(8)(B)) in an aggregate amount not to exceed the amount of such Qualified Distribution, so long as such individual is a beneficiary in the Plan and such Qualified Distribution is (or is deemed to be, pursuant to subparagraph (e)(2)) an eligible rollover distribution as described in Code §402(c)(4). Rules similar those in subparagraph (e)(2) will apply to such re-contributions. For purposes of this paragraph, the term "Applicable Period" means (1) with respect to any Qualified Katrina Distribution, the period beginning on August 25, 2005 and ending on February 28, 2006; (2) with respect to any Qualified Rita Distribution, the period beginning on September 23, 2005 and ending on February 28, 2006; and (3) with respect to any Qualified Wilma Distribution, the period beginning on October 23, 2005 and ending on February 28, 2006.

(g)	Definitions. As used in this Section, the following words and phrases have the following meanings:

(1)

Hurricane Katrina Disaster Area. The term "Hurricane Katrina Disaster Area" means an area with respect to which a major disaster has been declared by the President before September 14, 2005 by reason of Hurricane Katrina, including the states of Louisiana, Mississippi, Alabama, and Florida.

(2)

Hurricane Rita Disaster Area. The term "Hurricane Rita Disaster Area" means an area with respect to which a major disaster has been declared by the President before October 6, 2005 by reason of Hurricane Rita.

(3)

Hurricane Wilma Disaster Area. The term "Hurricane Wilma Disaster Area" means an area with respect to which a major disaster has been declared by the President before November 14, 2005 by reason of Hurricane Wilma.

(4)

Principal Place of Abode. The term "Principal Place of Abode" means the household where a Qualified Individual lives. A temporary absence by a Qualified Individual from the Principal Place of Abode due to special circumstances, such as illness, education, business, vacation, or military service, will not change a Qualified Individual's Principal Place of Abode. The following provisions apply to a Qualified Individual's Principal Place of Abode:

(A)

Hurricane Katrina. If a Qualified Individual's Principal Place of Abode was in the Hurricane Katrina Disaster Area immediately before August 28, 2005, and the Qualified Individual evacuated because of Hurricane Katrina, then the Qualified Individual's Principal Place of Abode will be considered to be in the Hurricane Katrina Disaster Area on August 28, 2005.

(B)

Hurricane Rita. If a Qualified Individual's Principal Place of Abode was in the Hurricane Rita Disaster Area immediately before September 23, 2005, and the Qualified Individual evacuated because of Hurricane Rita, then the Qualified Individual's Principal Place of Abode will be considered to be in the Hurricane Rita Disaster Area on September 23, 2005.

(C)

Hurricane Wilma. If a Qualified Individual's Principal Place of Abode was in the Hurricane Wilma Disaster Area immediately before October 23, 2005, and the Qualified Individual evacuated because of Hurricane Wilma, then the Qualified Individual's Principal Place of Abode will be considered to be in the Hurricane Wilma Disaster Area on October 23, 2005.

(5)	Qualified Distribution. The term "Qualified Distribution" means any Qualified Katrina Distribution, Qualified Rita Distribution, and Qualified Wilma Distribution. For purposes of this definition:

(A)

Qualified Katrina Distribution. The term "Qualified Katrina Distribution" means any distribution (i) described in Code §401(k)(2)(B)(i)(IV), §403(b)(7)(A)(ii) (but only to the extent it relates to financial hardship), §403(b)(11)(B), or §72(t)(2)(F); (ii) received after February 28, 2005 and before August 29, 2005; and (iii) which was to be used to purchase or construct a principal residence in the Hurricane Katrina Disaster Area, but which was not so purchased or constructed on account of Hurricane Katrina.

(B)

Qualified Rita Distribution. The term "Qualified Rita Distribution" means any distribution (other than a Qualified Katrina Distribution) (i) described in Code §401(k)(2)(B)(i)(IV), §403(b)(7)(A)(ii) (but only to the extent it relates to financial hardship), §403(b)(11)(B), or §72(t)(2)(F); (ii)received after February 28, 2005 and before September 24, 2005; and (iii) which was to be used to purchase or construct a principal residence in the Hurricane Rita Disaster Area, but which was not so purchased or constructed on account of Hurricane Rita.

(C)

Qualified Wilma Distribution. The term "Qualified Wilma Distribution" means any distribution (other than a Qualified Katrina Distribution or a Qualified Rita Distribution) (i) described in Code §401(k)(2)(B)(i)(IV), §403(b)(7)(A)(ii) (but only to the extent it relates to financial hardship), §403(b)(11)(B), or §72(t)(2)(F); (ii) received after February 28, 2005 and before October 24, 2005; and (iii) which was to be used to purchase or construct a principal residence in the Hurricane Wilma Disaster Area, but which was not so purchased or constructed on account of Hurricane Wilma.

(6)

Qualified Hurricane Distribution. The term "Qualified Hurricane Distribution" means (A) any distribution from an eligible retirement plan made on or after August 25, 2005 and before January 1, 2007, to an individual whose Principal Place of Abode on August 28, 2005 is located in the Hurricane Katrina Disaster Area and who has sustained an economic loss by reason of Hurricane Katrina; (B) any distribution which is not described in subparagraph (A) from an eligible retirement plan made on or after September 23, 2005 and before January 1, 2007, to an individual whose Principal Place of Abode on September 23, 2005 is located in the Hurricane Rita Disaster Area and who has sustained an economic loss by reason of Hurricane Rita; and (C) any distribution which is not described in subparagraphs (A) or (B) from an eligible retirement plan made on or after October 23, 2005 and before January 1, 2007, to an individual whose Principal Place of Abode on October 23, 2005 is located in the Hurricane Wilma Disaster Area and who has sustained an economic loss by reason of Hurricane Wilma. An individual is permitted to designate any distribution as a Qualified Hurricane Distribution. Qualified Hurricane Distributions are permitted to be periodic payments and required minimum distributions. A Qualified Hurricane Distribution is permitted to be a distribution received by an individual as a Beneficiary.

(7)

Qualified Individual. The term "Qualified Individual" means any Qualified Hurricane Katrina Individual, any Qualified Hurricane Rita Individual, and any Qualified Hurricane Wilma Individual. For purposes of this definition:

(A)

Qualified Hurricane Katrina Individual. A "Qualified Hurricane Katrina Individual" means an individual whose Principal Place of Abode on August 28, 2005, was located in the Hurricane Katrina Disaster Area and who has sustained an economic loss by reason of Hurricane Katrina.

(B)

Qualified Hurricane Rita Individual. A "Qualified Hurricane Rita Individual" means an individual (other than a Qualified Hurricane Katrina Individual) whose Principal Place of Abode on September 23, 2005, was located in the Hurricane Rita Disaster Area and who has sustained an economic loss by reason of Hurricane Rita.

(C)

Qualified Hurricane Wilma Individual. A "Qualified Hurricane Wilma Individual" means an individual (other than a Qualified Hurricane Katrina Individual or a Qualified Hurricane Rita Individual) whose Principal Place of Abode on October 23, 2005, was located in the Hurricane Wilma Disaster Area and who has sustained an economic loss by reason of Hurricane Wilma.

1.8

Retroactive Revocation of Prior Amendment on account of the Heinz Decision. If elected by the Sponsoring Employer in the Election Form, then this Section is effective as of the effective date elected in the Election Form. This Section is based upon the Supreme Court decision of Central Laborers' Pension Fund v. Heinz, et al. that was decided on June 7, 2004 and Regulation §1.411(d)-3(b)(4) that became effective June 7, 2004. The Plan is subject to the following rules and provisions:

(a)

Retroactive Revocation. As elected by the Sponsoring Employer in the Election Form, the Original Amendment is hereby revoked retroactively with respect to either (1) all accrued benefits, which are allocations that had accrued as the Applicable Amendment Date and allocations that have accrued after the Applicable Amendment Date; or (2) only accrued benefits as the Applicable Amendment Date, which are allocations that had accrued as the Applicable Amendment Date. Allocations that have accrued after the Applicable Amendment Date will continue to be subject to the restrictions with respect to the form or timing of distributions from the Plan as enumerated in the Original Amendment.

(b)

Effect of Revocation on Benefits to Affected Participants. Benefit payments (including any appropriate interest or actuarial increase) will resume to Affected Participants on the execution date of this Section in the applicable optional form of benefit.

(c)

Opportunity for Eligible Participants. An Eligible Participant must be given an opportunity to elect retroactively the commencement of payment of benefits as of the first date on which (1) this Section is effective and (2) the Participant was eligible to commence receipt of benefits. The following provisions apply to Eligible Participants:

(1)

Election Period. The election period begins within a reasonable time period after Eligible Participants have received notification of the option in accordance with paragraph (2) below and ends no sooner than six months after notification. Reasonable efforts must be taken to notify all Eligible Participants, including the use of the Internal Revenue Service Letter Forwarding Program.

(2)

Notification Requirement. The Plan must provide notice of the option set forth in this paragraph to each Eligible Participant. In addition to satisfying generally applicable notice requirements, the notice of the option to commence payment of benefits must be designed to be readily understood by the average Participant, and it must explain the period for making the election as described in subparagraph (1).

(d)	Definitions. As used in this Section, the following words and phrases have the following meanings:

(1)

Affected Participant. The term "Affected Participant" means either (A) a Participant who commenced receipt of benefits and whose benefit payments had ceased as a result of the Original Amendment, or (B) a Participant who had applied for benefits (including election of the optional form of benefit) and whose application for benefits (including the form of payment) either was approved but benefits were suspended before payments commenced as a result of the Original Amendment, or was denied as a result of the Original Amendment.

(2)	Applicable Amendment Date. The term "Applicable Amendment Date" means the later of the effective date of the Original Amendment or the date that the Original Amendment was adopted.

(3)

Eligible Participant. The term "Eligible Participant" is a Participant who (A) at any time after the Applicable Amendment Date, was eligible to commence the receipt of benefits under the Plan, determined without regard to the suspension of benefit provisions of the Original Amendment; (B) at the same time, engaged in service for which benefits were not permitted to commence, as determined taking into account the Original Amendment; and (C) is not an Affected Participant (e.g., is a Participant who did not apply for benefits).

(4)	Original Amendment. The term "Original Amendment" means a previously-executed amendment that impermissibly restricted the form or timing of distributions from the Plan.

1.9

Certain Employees of Tax Exempt Entity Excluded From 401(k) Plan or 401(m) Plan. If (a) the Plan is a Code §401(k) Plan and/or a Code §401(m) Plan; (b) the Sponsoring Employer and/or an Adopting Employer is a tax-exempt entity described in Code §403(b)(1)(A)(i); (c) the Plan excludes Employees who participate in a Code §403(b) plan; and (d) if elected by the Sponsoring Employer in the Election Form, then this Section is effective for Plan Years beginning after December 31, 1996. Employees of the tax-exempt Employer who are eligible to make Elective Deferrals to a Code §403(b) plan are treated as excludable with respect to the Code §401(k) Plan and/or the Code §401(m) Plan that is provided under the same general arrangement as the Code §401(k) Plan, pursuant to Regulation §1.410(b)-6(g)(3) that was modified July 21, 2006, provided (a) Employees of the tax-exempt Employer are not Eligible Employees in the Code §401(k) Plan and/or the Code §401(m) Plan; and (b) at least 95% of the Employees who are not Employees of the tax-exempt Employer are Eligible Employees in the Code §401(k) Plan and/or the Code §401(m) Plan.

Article 2

Post-EGTRRA Provisions Effective 2007

2.1	Notice and Consent Requirements. This Section applies to any Notices/Forms and Participant Elections under the Plan and is effective as of January 1, 2007:

(a)

Right to Defer Distribution. Notices/Forms that relate to distributions will include a description of a Participant's right (if any) to defer receipt of a distribution and will describe the consequences of failing to defer receipt of the distribution, pursuant to the Regulations and other guidance provided by the Treasury and/or Labor. Notices/Forms that are delivered to Participants before the 90th day after the issuance of Regulations (unless future guidance requires otherwise) will include at a minimum: (1) a description indicating the investment options available under the Plan (including fees) that will be available if the Participant defers distribution; and (2) the portion of the summary plan description that contains any special rules that might materially affect a Participant's decision to defer.

(b)	Electronic Notice and Consent. The use of an electronic medium to provide Notices/Forms and to make Participant Elections with respect to the Plan is permitted pursuant to the rules of this Section.

(1)	Requirements of Electronic System. The following rules relate to the design of an electronic system used to deliver Forms/Notices and to make Participant Elections:

(A)

Understandable as Paper Document. The electronic system must be reasonably designed to provide the information in the Form/Notice to a Recipient in a manner that is no less understandable to the Recipient than a written paper document.

(B)

Significance of Form/Notice. The electronic system must be designed to alert the Recipient, at the time that a Form/Notice is provided, to the significance of the information in the Form/Notice (including identification of the subject matter of the Form/Notice), and provide any instructions needed to access the Form/Notice, in a manner that is readily understandable.

(2)

Consumer Consent Requirements. With respect to a Notice/Form, the following consumer consent requirements must be satisfied and, in accordance with E-SIGN §101(c)(6), the Notice/Form is not provided through the use of oral communication or a recording of an oral communication:

(A)

Consent to Electronic Delivery. The Recipient must affirmatively consent to the delivery of the Notice/Form using an electronic medium. This consent must be either (i) made electronically in a manner that reasonably demonstrates that the Recipient can access the Notice/Form in the electronic medium in the form that will be used to provide the notice; or (ii) made using a written paper document (or any other permitted form under the Regulations), but only if the Recipient confirms the consent electronically in a manner that reasonably demonstrates that the Recipient can access the Notice/Form in the electronic medium in the form that will be used to provide the notice.

(B)

Withdrawal of Consumer Consent. The consent under paragraph (A) to receive electronic delivery of Notices/Forms may be withdrawn by the Recipient at any time, and subsequent Notices/Forms cannot be delivered electronically.

(C)	Required Disclosure Statement. The Recipient, prior to consenting under paragraph (A), must be provided with a clear and conspicuous statement containing the following disclosures:

(i)

Right to Receive Paper Document. The statement informs the Recipient [a] of any right to have the Notice/Form provided using a written paper document or other non-electronic form; and [b] how, after having provided consent to receive the Notice/Form electronically, the Recipient may, upon request, obtain a paper copy of the Notice/Form and whether any fee will be charged for such copy.

(ii)

Right to Withdraw Consumer Consent. The statement informs the Recipient of the right to withdraw consent to receive electronic delivery of a Notice/Form on a prospective basis at any time and explains the procedures for withdrawing that consent and any conditions, consequences, or fees in the event of the withdrawal.

(iii)

Scope of Consumer Consent. The statement informs the Recipient whether the consent to receive electronic delivery of a Notice/Form applies only to the particular transaction that gave rise to the Notice/Form or to other identified transactions that may be provided or made available during the course of the parties' relationship. The statement may provide that a Recipient's consent to receive electronic delivery will apply to all future Forms/Notices of the Recipient relating to the Plan until the Recipient is no longer a Participant in the Plan (or withdraws the consent).

(iv)	Description of the Contact Procedures. The statement describes the procedures to update information needed to contact the Recipient electronically.

(v)	Hardware or Software Requirements. The statement describes the hardware and software requirements needed to access and retain the Notice/Form.

(D)

Post-Consent Change in Hardware or Software Requirements. If there is a change in the hardware or software requirements needed to access or retain the Notice/Form after a Recipient provides consent to receive electronic delivery and such change creates a material risk that the Recipient will not be able to access or retain the Notice/Form in electronic format, then (i) the Recipient must receive a statement of [a] the revised hardware or software requirements for access to and retention of the Notice/Form; and [b] the right to withdraw consent to receive electronic delivery without the imposition of any fees for the withdrawal and without the imposition of any condition or consequence that was not previously disclosed in paragraph (C); and (ii) The Recipient must reaffirm consent to receive electronic delivery in accordance with subparagraph (A).

(E)

Exemption from Consumer Consent Requirements. If the requirements of this paragraph (E) are satisfied, then the other requirements of paragraph (2) do not apply. This paragraph (E) constitutes an exemption from the Consumer Consent Requirements of E-SIGN §101(c).

(i)	Effective Ability to Access. The electronic medium used to provide a Notice/Form must be a medium that the Recipient has the effective ability to access; and

(ii)

Free Paper Copy of Notice/Form. At the time that the Notice/Form is provided, the Recipient must be advised that he or she may request and receive the Notice/Form in writing on paper at no charge, and, upon request, that Notice/Form must be provided to the Recipient at no charge.

(3)	Participant Elections via Electronic Delivery. Participant Elections may be made electronically, subject to the following rules:

(A)

Effective Ability to Access. The electronic medium used to make a Participant Election must be a medium that the person eligible to make the election is effectively able to access. If the appropriate individual is not effectively able to access the electronic medium for making the Participant Election, then the Participant Election will not be treated as made available to that individual.

(B)

Authentication. The electronic system used in making Participant Elections must be reasonably designed to preclude any person other than the appropriate individual from making the election, based upon the facts and circumstances, including, but not limited to, whether the Participant Election has the potential for a conflict of interest between the individuals involved in the election.

(C)

Opportunity to Review. The electronic system used in making Participant Elections must provide the person making the Participant Election with a reasonable opportunity to review, confirm, modify, or rescind the terms of the election before the election becomes effective.

(D)

Confirmation of Action. The person making the Participant Election must receive, within a reasonable time, a confirmation of the effect of the election through a written paper document or an electronic medium under a system that satisfies the requirements of subparagraph (2) above.

(E)

Witnessing by a Plan Representative or Notary Public. If a Participant Election is required to be witnessed by a Plan representative or a notary public (such as a spousal consent under Code §417), then the signature of the individual making the Participant Election must be witnessed in the physical presence of a Plan representative or a notary public. An electronic notarization acknowledging a signature (in accordance with E-SIGN §101(g) and state law applicable to notary publics) will be given legal effect if the signature of the individual is witnessed in the physical presence of a notary public. Future guidance by the Treasury will apply to this paragraph, without the necessity of amending this paragraph.

(4)

Non-applicability of Rules. The rules of this Section do not apply to any notice, election, consent, disclosure, or obligation required under the provisions of Title I or IV of ERISA, over which the Department of Labor or the Pension Benefit Guaranty Corporation has interpretative and enforcement authority. The rules in this Section also do not apply to Code §411(a)(3)(B) (relating to suspension of benefits) or any other Code provision over which Department of Labor or the Pension Benefit Guaranty Corporation has similar interpretative authority.

(5)

Retention of Electronic Records. If an electronic record of a Notice/Form or a Participant Election is not maintained in a form that is capable of being retained and accurately reproduced for later reference, then the legal effect, validity, or enforceability of such electronic record may be denied, pursuant to E-SIGN §101(e).

(c)

Notification Period. With respect to any Notice/Form that describes the Normal Form of Distribution and/or the Optional Forms of Distribution, and any Participant Election with respect to any distribution delivered to a Participant, the window for giving such Notice/Forms and Participant Elections will begin not later than 180 days and not earlier than 30 days prior to the Annuity Starting Date (unless future guidance requires/permits otherwise). Notwithstanding anything in this Section to the contrary, distribution of a benefit may begin less than 30 days after such Notice/Form and/or Participant Election is given if (1) the Administrator clearly informs the Participant that he or she has a right to a period of at least 30 days after receiving such Notice/Form and/or Participant Election to consider the decision of whether or not to elect a distribution; (2) the Participant, after receiving such Notice/Form and/or Participant Election, affirmatively elects a distribution (or a particular distribution option); and (3) if the Plan is a money purchase plan or the Normal Form of Distribution is a Qualified Joint and Survivor Annuity, the Participant does not revoke the election at any time prior to the expiration of the 7-day period that begins on the date such Notice/Form and/or Participant Election is given.

(d)	Definitions. As used in this Section, the following words and phrases have the following meanings:

(1)	Notice/Form. The term "Notice/Form" means any notice, report, statement, or other document required to be provided to a Recipient under this Plan.

(2)

Participant Election. The term "Participant Election" includes any consent, election, request, agreement, or similar communication made by or from a Participant, Beneficiary, alternate payee, or an individual entitled to benefits under the Plan.

(3)	Recipient. The term "Recipient" means a Plan Participant, Beneficiary, Employee, alternate payee, or any other person to whom a Notice/Form is to be provided.

2.2

Direct Rollovers. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election, this Section is effective for tax years beginning after December 31, 2006 (except as otherwise provided). If the $500 threshold is elected by the Sponsoring Employer in the Election Form, then (a) a Distributee may elect, at the time and in the manner prescribed by the Plan, to have any portion of an Eligible Rollover Distribution that is equal to at least $500 paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover; and (b) if an Eligible Rollover Distribution is less than $500, then a Distributee may not make the election described in clause (a) to rollover a portion of the Eligible Rollover Distribution. If the $500 threshold is not elected by the Sponsoring Employer in the Election Form, then a Distributee may elect, at the time and in the manner prescribed by the Plan, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

(a)

Voluntary and Mandatory Employee Contributions as Eligible Rollover Distributions. An Eligible Rollover Distribution may include Voluntary Employee Contributions, Mandatory Employee Contributions, or other nontaxable amounts which are not includible in gross income; however, the portion of an Eligible Rollover Distribution attributable to Voluntary Employee Contributions, Mandatory Employee Contributions, or other nontaxable amounts can be paid only in a direct Trustee-to-trustee transfer to (1) an individual retirement account or annuity described in Code §408(a) or Code §408(b); (2) a qualified defined contribution plan described in Code §401(a) or Code §403(a); (3) effective for tax years beginning after December 31, 2006, a qualified defined benefit plan described in Code §401(a) or Code §403(a); or (4) effective for tax years beginning after December 31, 2006, to an annuity contract described in Code §403(b). Such transferee plan, trust, IRA or contract must provide separate accounting for amounts so transferred (and earnings thereon), including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible. Furthermore, in accordance with the Job Creation and Worker Assistance Act of 2002, when a distribution includes Voluntary Employee Contributions, Mandatory Employee Contributions, or other nontaxable amounts which are not includible in gross income, the amount that is rolled over will first be attributed to amounts includible in gross income.

(b)

Direct Rollover Rules for Roth Elective Deferral Account. If the Plan permits Roth Elective Deferrals to be made on behalf of Participants, then the provisions of this paragraph apply to the Plan. The Plan will not provide for a Direct Rollover for distributions from a Participant's Roth Elective Deferral Account if the amount of the distributions that are Eligible Rollover Distributions are reasonably expected to total less than $200 during a year. In addition, any distribution from a Participant's Roth Elective Deferral Account is not taken into account in determining whether distributions from the other Participant's Account(s) are reasonably expected to total less than $200 during a year. Furthermore, if the $500 threshold is elected by the Sponsoring Employer in the Election Form, then the provision of this Section that allows a Participant to elect a Direct Rollover of only a portion of an Eligible Rollover Distribution (but only if the amount rolled over is at least $500) is applied by treating any amount distributed from the Participant's Roth Elective Deferral Account as a separate distribution from any amount distributed from the other Participant's Account(s), even if the amounts are distributed at the same time.

(c)	Definitions. As used in this Section, the following words and phrases have the following meanings:

(1)	Direct Rollover. The term "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan that is specified by the Distributee.

(2)

Distributee. The term "Distributee" means an Employee or former Employee. In addition, an Employee's or former Employee's surviving Spouse and an Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order as defined in Code §414(p), are Distributees with regard to the interest of the Spouse or former Spouse.

(3)

Eligible Retirement Plan. The term "Eligible Retirement Plan" means, with respect to any portion of an Eligible Rollover Distribution that is paid in a Direct Rollover: (A) an individual retirement account described in Code §408(a); (B) an individual retirement annuity described in Code §408(b); (C) an annuity plan described in Code §403(a); (D) an annuity contract described in Code §403(b); (E) a qualified trust described in Code §401(a); (F) an eligible deferred compensation plan under Code §457(b) which is maintained by a State (or Commonwealth), a political subdivision of a State (or Commonwealth), or any agency or instrumentality of a State (or Commonwealth) or political subdivision of a State (or Commonwealth); and which agrees to separately account for amounts transferred into such plan from this Plan; or (G) effective January 1, 2008, a Roth individual retirement account as described in Code §408A(b), subject to the restrictions of Code §408A(c)(3)(B) for tax years beginning prior to January 1, 2010. This definition of Eligible Retirement Plan will also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is the alternate payee under a qualified domestic relation order, as defined in Code §414(p); such distribution will be made in the same manner as if the Spouse was the Employee. If any portion of an Eligible Rollover Distribution is attributable to payments or distributions from an individual's Roth Elective Deferral Account (or the segregated portion of an individual's Rollover Contribution Account that is attributable to Roth Elective Deferrals), then an Eligible Retirement Plan with respect to such portion will only be either another plan's designated Roth account of the individual from whose account the payments or distributions were made, or such individual's Roth individual retirement account as described in Code §408A(b).

(4)

Eligible Rollover Distribution. The term "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; (B) any distribution to the extent that such distribution is a required minimum distribution under Code §401(a)(9); (C) if applicable to the Plan, the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities); (D) if applicable to the Plan, corrective distributions of: (i) Excess Deferrals as described in Regulation §1.402(g)–1(e)(3) including any income allocable to such corrective distributions; (ii) Excess Contributions under a 401(k) Plan described in Regulation §1.401(k)–1(f)(4) including any income allocable to such corrective distributions; and (iii) Excess Aggregate Contributions described in Regulation §1.401(m)–2(b)(2) including any income allocable to such distributions; (E) if applicable to the Plan, loans that are treated as deemed distributions pursuant to Code §72(p) (F) if applicable to the Plan, dividends paid on Employer securities as described in Code §404(k); (G) if applicable to the Plan, the costs of life insurance coverage (P.S. 58 costs); (H) if applicable to the Plan, prohibited allocations that are treated as deemed distributions pursuant to Code §409(p); (I) if applicable to the Plan, the portion of any distribution which is attributable to a financial hardship distribution; (J) if applicable to the Plan, effective for Plan Years beginning on or after January 1, 2008, a distribution that is a permissible withdrawal from an eligible automatic contribution arrangement within the meaning of Code §414(w); and (K) any other distribution that is reasonably expected to total less than $200 during a year.

2.3

Qualified Domestic Relations Orders. This Section is effective as of April 6, 2007. The term "Qualified Domestic Relations Order" or "QRDO" is amended to include (a) an order that is issued with respect to another domestic relations order or QDRO, including an order that revises or amends a prior order; (b) an order issued after the Participant's Annuity Starting Date or death; or (c) an order that names as the alternate payee a person deemed financially dependent upon the Participant, provided that the other requirements for a QDRO as set forth in the Plan's QDRO procedure and/or as defined in Code §414(p) are satisfied.

2.4

Determination Whether Partial Termination of the Plan Has Occurred. The determination of whether a partial termination of the Plan has occurred under Code §411(d)(3) depends on the facts and circumstances, pursuant to Revenue Ruling 2007-43. This determination is based upon the following provisions:

(a)	Extent to which Participants have a Termination of Employment. If the Turnover Rate is at least 20 percent, there is a presumption that a partial termination of the Plan has occurred.

(b)

Transfer to Affiliated Employer. Employees who have a Termination of Employment with the Employer on account of a transfer to an Affiliated Employer are not considered as having a Termination of Employment for purposes of calculating the Turnover Rate, if those Employees continue to be covered by the Plan or a plan that is a continuation of the Plan under which they were previously covered.

(c)

Facts and Circumstances. Whether a partial termination of the Plan occurs on account of Participant turnover (and the time of such event) depends on all the facts and circumstances in a particular case. Facts and circumstances indicating that the Turnover Rate for an Applicable Period is routine for the Employer favor a finding that there is no partial termination for that Applicable Period. For this purpose, information as to the Turnover Rate in other Applicable Periods and the extent to which Employees who Terminated Employment were actually replaced, whether the new Employees performed the same functions, had the same job classification or title, and received comparable Compensation are relevant to determining whether the turnover is routine for the Employer.

(d)

Effect of Partial Termination. If a partial termination occurs on account of turnover during an Applicable Period, then all Participants who had a Termination of Employment during the Applicable Period must be fully Vested in the amounts credited to their Participant's Accounts.

(e)

Other Circumstances that May Trigger Partial Termination. A partial termination of the Plan can also occur for reasons other than turnover. A partial termination can occur due to Plan amendments that adversely affect the rights of Employees to Vest in benefits under the Plan, or Plan amendments that exclude a group of Employees who have previously been covered by the Plan.

(f)	Definitions. As used in this Section, the following words and phrases have the following meanings:

(1)

Applicable Period. The term "Applicable Period" means a period that depends upon the facts and circumstances: the Applicable Period is a Plan Year (or, if a Plan Year that is less than 12 consecutive months, then the Plan Year plus the immediately preceding Plan Year) or a longer period if there are a series of related Terminations of Employment.

(2)

Employer-Initiated Termination of Employment. The term "Employer-Initiated Termination of Employment" means generally any Termination of Employment other than a Termination of Employment on account of death, Disability, or retirement on or after Normal Retirement Age. An Employee's Termination of Employment is an Employer-Initiated Termination of Employment even if it is caused by an event outside of the Employer's control, such as Termination of Employment due to depressed economic conditions. In certain situations, the Employer may be able to verify that a Termination of Employment is not an Employer-Initiated Termination of Employment; a claim that a Termination of Employment is purely voluntary can be supported through items such as information from personnel files, Employee statements, and other corporate records.

(3)

Turnover Rate. The term "Turnover Rate" means the percentage equal to the number of Participants who had an Employer-Initiated Termination of Employment during the Applicable Period, divided by the sum of (A) all Participants at the start of the Applicable Period, plus (B) the Employees who became Participants during the Applicable Period. All Participants are taken into account in calculating the Turnover Rate, including Vested Participants and non Vested Participants.

2.5

Code §415 Limitations Under the Final Code §415 Regulations. This Section is effective as of the first day of the first Limitation Year beginning on or after July 1, 2007 except as may otherwise be provided herein, and this Section applies for all Plan purposes.

(a)

Maximum Annual Addition. The maximum Annual Addition made to a Participant's Account maintained under the Plan for any Limitation Year will not exceed the lesser of the Dollar Limitation set forth in paragraph (a)(1) or the Compensation Limitation set forth in paragraph (a)(2), as adjusted in the remainder of this Section (a), as follows:

(1)	Dollar Limitation. The Dollar Limitation is $40,000, as adjusted by the Treasury in accordance with Code §415(d).

(2)

Compensation Limitation. The Compensation Limitation is an amount equal to 100% of the Participant's Code §415(c)(3) Compensation for the Limitation Year. However, this limitation will not apply to any contribution made for medical benefits within the meaning of Code §401(h) or Code §419A(f)(2) after separation from service which is otherwise treated as an Annual Addition under Code §415(l)(1) or Code §419A(d)(2).

(3)	Adjustments to Maximum Annual Addition. In applying the limitation on Annual Additions set forth herein, the following adjustments must be made:

(A)

Short Limitation Year. In a Limitation Year of less than 12 months, the Defined Contribution Dollar Limitation in paragraph (a)(1) will be adjusted by multiplying it by the ratio that the number of months in the short Limitation Year bears to 12.

(B)

Plans with Different Limitation Years. If a Participant participates in multiple Defined Contribution Plans sponsored by the Employer with different Limitation Years, the maximum Annual Addition in this Plan for the Limitation Year will be reduced by the Annual Additions credited to the Participant's accounts in the other plans for such Limitation Year.

(C)

Plans with the Same Limitation Year. If a Participant participates in multiple Defined Contribution Plans sponsored by the Employer which have the same Limitation Year, then (i) if only one of the plans is subject to Code §412, Annual Additions will first be credited to the Participant's accounts in the plan so subject; and (ii) if none of the plans are subject to Code §412, the maximum Annual Addition in this Plan for a given Limitation Year will either [a] equal the product of the maximum Annual Addition for such Limitation Year minus any other Annual Additions previously credited to the Participant's account, multiplied by the ratio that the Annual Additions which would be credited to a Participant's accounts hereunder without regard to the limitations regarding the Aggregation of Plans in paragraph (b) bears to the Annual Additions for all plans described in this paragraph, or [b] be reduced by the Annual Additions credited to the Participant's accounts in the other plans for such Limitation Year.

(D)

Adjustment for Excessive Annual Additions. If for any Limitation Year the Annual Additions allocated to a Participant's Account exceeds the maximum Annual Addition permitted under this Section, then the Sponsoring Employer will follow the rules of any Employee Plans Compliance Resolution System (EPCRS) that is issued by the Internal Revenue Service.

(b)	Aggregation of Plans. This Section (b) aggregates plans for purposes of applying the provisions of this Section and the rules of Regulation §1.415(f)-1.

(1)

General Rule. Except as provided in this Section and Regulation §1.415(f)-1, for purposes of applying the limitations of this Section and Code §415(c) applicable to a Participant for a particular Limitation Year (A) all Defined Contribution Plans (without regard to whether a plan has been terminated) ever maintained by the Employer (or a predecessor Employer) under which the Participant receives Annual Additions are treated as one Defined Contribution Plan; and (B) all 403(b) annuity contracts purchased by an Employer (including plans purchased through salary reduction contributions) for the Participant are treated as one 403(b) annuity contract.

(2)

Affiliated Employers and Leased Employees. All Employees of all Affiliated Employers are treated as employed by a single Employer for Code §415 purposes. Any Defined Contribution Plan maintained by any Affiliated Employer is deemed maintained by all Affiliated Employers. Furthermore, under Code §414(n), with respect to any recipient for whom a Leased Employee performs services, the Leased Employee is treated as an Employee of the recipient, but contributions or benefits provided by the leasing organization that are attributable to services performed for the recipient are treated as provided under the plan maintained by the recipient. However, under Code §414(n)(5), the rule of the previous sentence does not apply to a Leased Employee with respect to services performed for a recipient if (A) the Leased Employee is covered by a plan that is maintained by the leasing organization and that meets the requirements of Code §414(n)(5)(B); and (B) Leased Employees do not constitute more than 20% of the recipient's non-highly compensated workforce.

(3)

Formerly Affiliated Plan of an Employer. A Formerly Affiliated Plan of an Employer is taken into account for purposes of applying the aggregation rules of this Section to the Employer, but the Formerly Affiliated Plan of an Employer is treated as if it had terminated immediately prior to the cessation of affiliation, and had purchased annuities to provide benefits. For purposes of this paragraph, the term "Formerly Affiliated Plan of an Employer" means a plan that, immediately prior to the Cessation of Affiliation, was actually maintained by one or more of the entities that constitute the Employer (as determined under the employer affiliation rules described in Regulation §1.415(a)-1(f)(1) and (2)), and immediately after the Cessation of Affiliation, is not actually maintained by any of the entities that constitute the Employer (as determined under the employer affiliation rules described in Regulation §1.415(a)-1(f)(1) and (2)). For purposes of this paragraph, the term "Cessation of Affiliation" means the event that causes an entity to no longer be aggregated with one or more other entities as a single Employer under the employer affiliation rules described in Regulation §1.415(a)-1(f)(1) and (2) (such as the sale of a subsidiary outside a controlled group), or that causes a plan to not actually be maintained by any of the entities that constitute the Employer under the employer affiliation rules of Regulation §1.415(a)-1(f)(1) and (2) (such as a transfer of plan sponsorship outside of a controlled group).

(4)

Predecessor Employer. For purposes of Code §415 and Regulations promulgated thereunder, a former employer is a predecessor employer with respect to a Participant in the Plan maintained by the Employer if the Employer maintains the Plan under which the Participant had accrued a benefit while performing services for the former employer (for example, the Employer assumed sponsorship of the former employer's plan, or the Plan received a transfer of benefits from the former employer's plan), but only if that benefit is provided under the Plan maintained by the Employer. In applying the limitations of Code §415 to a Participant in the Plan maintained by the Employer, the Plan must take into account benefits provided to the Participant under plans that are maintained by the predecessor employer and that are not maintained by the Employer; the Employer and predecessor employer constituted a single Employer under the rules described in Regulation §1.415(a)-1(f)(1) and (2) immediately prior to the cessation of affiliation (as if they constituted two, unrelated employers under the rules described in Regulation §1.415(a)-1(f)(1) and (2) immediately after the cessation of affiliation) and cessation of affiliation was the event that gives rise to the predecessor employer relationship, such as a transfer of benefits or plan sponsorship. However, with respect to the Employer of the Participant, a former entity that antedates the Employer is a predecessor employer with respect to the Participant if, under the facts and circumstances, the Employer constitutes a continuation of all or a portion of the trade or business of the former entity. This occurs where formation of the Employer constitutes a mere formal or technical change in the employment relationship and continuity otherwise exists in the substance and administration of the business operations of the former entity and the Employer.

(5)

Nonduplication. In applying the limitations of Code §415 to the Plan maintained by an Employer, if the Plan is aggregated with another plan pursuant to the aggregation rules of this Section, then a Participant's benefits are not counted more than once in determining the Participant's aggregate Annual Additions, pursuant to the rules of Regulation §1.415(f)-1(d)(1).

(6)

Previously Unaggregated Plans. The following rule applies to situations in which two or more existing plans, which previously were not required to be aggregated pursuant to Code §415(f), are aggregated during a particular Limitation Year and, as a result, the limitations of Code §415(b) or (c) are exceeded for that Limitation Year. Two or more Defined Contribution Plans that are not required to be aggregated pursuant to Code §415(f) as of the first day of a Limitation Year satisfy the requirements of Code §415 with respect to a Participant for the Limitation Year if they are aggregated later in that Limitation Year, provided that no Annual Additions are credited to the Participant's Account after the date on which the plans are required to be aggregated.

(7)

Multiple Plan Fraction. The provisions of Code §415(e) shall not apply to this Plan for Limitation Years beginning on or after January 1, 2000 (or, if later, the first day of the Limitation Year in which Code §415(e) is not applicable to the Plan in whole or in part, pursuant to the provisions of the prior Plan document or separate Plan amendment).

(c)	Definitions. As used in this Section and for all Plan purposes, the following words and phrases have the following meanings:

(1)	Annual Additions. The term "Annual Additions" means the sum of the following amounts credited to a Participant's Account for the Limitation Year:

(A)

Amounts That Are Included. The following amounts are included as Annual Additions: (i) Employer contributions, even if such contributions are Excess Contributions (as described in Code §401(k)(8)(B)) or Excess Aggregate Contributions (as described in Code §401(m)(6)(B)), or such Excess Contributions or Excess Aggregate Contributions are corrected through distribution; (ii) Employee Contributions, including Mandatory Employee Contributions (as defined in Code §411(c)(2)(C) and the Regulations thereunder) and Voluntary Employee Contributions; (iii) Forfeitures; (iv) contributions allocated to any individual medical account, as defined in Code §415(l)(2), which is part of a pension or annuity plan established pursuant to Code §401(h) and maintained by the Employer; (v) amounts attributable to post-retirement medical benefits allocated to a separate account for a Key Employee (any Employee who, at any time during the plan year or any preceding plan year, is or was a Key Employee pursuant to Code §419A(d)), maintained by the Employer; and (vi) effective as of the first day of the first Limitation Year beginning on or after July 1, 2007, the difference between the value of any assets transferred to the Plan and the consideration, where an Employee or the Employer transfers assets to the Plan in exchange for consideration that is less than the fair market value of the assets transferred to the Plan.

(B)

Amounts That Are Not Included. Notwithstanding subparagraph (A), a Participant's Annual Additions do not include the following: (i) the restoration of an Employee's accrued benefit by the Employer under Code §411(a)(3)(D) or Code §411(a)(7)(C) or resulting from the repayment of cashouts (as described in Code §415(k)(3)) under a governmental plan (as defined in Code §414(d)) for the Limitation Year in which the restoration occurs, regardless of whether the Plan restricts the timing of repayments to the maximum extent allowed by Code §411(a); (ii) Catch-Up Contributions made under Code §414(v) and Regulation §1.414(v)-1; (iii) effective as of the first day of the first Limitation Year beginning on or after July 1, 2007, a Restorative Payment that is allocated to a Participant's Account. For purposes of this clause, the term "Restorative Payment" means a payment made to restore some or all of the Plan's losses resulting from an action (or a failure to act) by a fiduciary for which there is reasonable risk of liability for breach of a fiduciary duty (other than a breach of fiduciary duty arising from failure to remit contributions to the Plan) under ERISA or under other applicable federal or state law, where Participants who are similarly situated are treated similarly with respect to the payments. This includes payments to the Plan made pursuant to a Department of Labor order, the Department of Labor's Voluntary Fiduciary Correction Program, or a court-approved settlement, to restore losses to a qualified Defined Contribution Plan. Payments made to the Plan to make up for losses due merely to market fluctuations and other payments that are not made on account of a reasonable risk of liability for breach of a fiduciary duty under Title I of ERISA are not Restorative Payments and generally constitute contributions that give rise to Annual Additions; (iv) Excess Elective Deferrals that are distributed in accordance with Regulation §1.402(g)-1(e)(2) or (3); (v) Rollover Contributions (as described in Code §401(a)(31), §402(c)(1), §403(a)(4), §403(b)(8), §408(d)(3), and §457(e)(16)); (vi) repayments of loans made to a Participant from the Plan; (vii) repayments of prior Plan distributions described in Code §411(a)(7)(B) (in accordance with Code §411(a)(7)(C)) and Code §411(a)(3)(D) or repayment of contributions to a governmental plan (as defined in Code §414(d)) as described in Code §415(k)(3); (viii) Transfer Contributions from a qualified plan to a Defined Contribution Plan; (ix) the reinvestment of dividends on Employer securities under an employee stock ownership plan pursuant to Code §404(k)(2)(A)(iii)(II); and (x) Employee contributions to a qualified cost of living arrangement within the meaning of Code §415(k)(2)(B).

(2)

Code §415(c)(3) Compensation. The term "Code §415(c)(3) Compensation" means, for the specific purposes and as elected by the Sponsoring Employer in the Election Form, either Form W-2 Compensation, Code §3401 Compensation, Safe Harbor Code §415 Compensation, or Statutory Code §415 Compensation during the entire Compensation Determination Period that statutorily applies, subject to the following rules:

(A)	Exclusions to Compensation Do Not Apply. Code §415(c)(3) Compensation includes any amounts that may be excluded from Compensation for purposes of allocation purposes.

(B)

Inclusion of Certain Amounts. Code §415(c)(3) Compensation includes any Elective Deferral as defined in Code §402(g)(3) and any amount which is contributed or deferred by the Employer at the election of the Employee which are not includible in gross income by reason of Code §125 (and Deemed Code §125 Compensation), Code §132(f)(4), or Code §457.

(C)	Treatment of Post-Severance Compensation. Effective January 1, 2005, Code §415(c)(3) Compensation includes Post-Severance Compensation.

(D)

Code §401(a)(17) Annual Compensation Limit. Effective as of the first day of the first Limitation Year beginning on or after July 1, 2007, Code §415(c)(3) Compensation for any Limitation Year shall not exceed the Code §401(a)(17) Compensation Limit that applies to that Limitation Year. If the Limitation Year is not the calendar year, then the Code §401(a)(17) Compensation Limit that applies to such Limitation Year is the Code §401(a)(17) Compensation Limit in effect for the respective calendar year in which such Limitation Year begins.

(E)

Compensation Earned in Limitation Year but Paid in Next Limitation Year. If elected by the Sponsoring Employer in the Election Form, then effective as of the first day of the first Limitation Year beginning on or after July 1, 2007, Code §415(c)(3) Compensation for any Limitation Year will include any amounts earned during that Limitation Year but not paid during that Limitation Year solely because of the timing of pay periods and pay dates if: (i) these amounts are paid during the first few weeks of the next Limitation Year; (ii) the amounts are included on a uniform and consistent basis with respect to all similarly situated Employees; and (iii) no Code §415(c)(3) Compensation is included in more than one Limitation Year.

(F)

Self-Employed Individuals. Code §415(c)(3) Compensation of a Self-Employed Individual will be equal to his or her Earned Income, plus amounts deferred at the election of the Self-Employed Individual that would be includible in gross income but for the rules of Code §402(e)(3), §402(h)(1)(B), §402(k), or §457(b).

(3)

Defined Contribution Plan. The term "Defined Contribution Plan" means a defined contribution plan within the meaning of Code §414(i) (including the portion of a plan treated as a defined contribution plan under the rules of Code §414(k)) that is (A) a plan described in Code §401(a) which includes a trust which is exempt from tax under Code §501(a); (B) an annuity plan described in Code §403(a); (C) a simplified employee pension described in Code §408(k); (D) an arrangement which is treated as a Defined Contribution Plan for purposes of this Section, Code §415 and the Regulations promulgated thereunder, according to the following rules: (i) Mandatory Employee Contributions (as defined in Code §411(c)(2)(C) and Regulation §1.411(c)-1(c)(4), regardless of whether the Plan is subject to the requirements of Code §411) to a defined benefit plan, are treated as contributions to a Defined Contribution Plan. For this purpose, contributions that are picked up by the Employer as described in Code §414(h)(2) are not considered Employee Contributions; (ii) contributions allocated to any individual medical benefit account which is part of a pension or annuity plan established pursuant to Code §401(h) are treated as contributions to a Defined Contribution Plan pursuant to Code §415(l)(1); (iii) amounts attributable to post-retirement medical benefits allocated to an account established for a Key Employee (any Employee who, at any time during the plan year or any preceding plan year, is or was a Key Employee pursuant to Code §419A(d)(1)) are treated as contributions to a Defined Contribution Plan pursuant to Code §419A(d)(2); and (iv) Annual Additions under an annuity contract described in Code §403(b) are treated as Annual Additions under a Defined Contribution Plan.

(4)

Safe Harbor Code §415 Compensation. The term "Safe Harbor Code §415 Compensation" means an Employee's compensation determined under Regulation §1.415(c)-2(d)(2), to wit: the Employee's wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan, to the extent that the amounts are includible in gross income (or to the extent amounts would have been received and includible in gross income but for an election under Code §125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b)). These amounts include, but are not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a non-accountable plan as described in Regulation §1.62-2(c); and in the case of an Employee who is an Employee within the meaning of Code §401(c)(1) and Regulations promulgated under Code §401(c)(1), the Employee's Earned Income (as described in Code §401(c)(2) and Regulations promulgated under Code §401(c)(2)), plus amounts deferred at the election of the Employee that would be includible in gross income but for the rules of Code §402(e)(3), 402(h)(1)(B), 402(k), or 457(b); An Employee's Safe Harbor Code §415 Compensation will be determined in accordance with the following provisions:

(A)

Exclusion of Certain Amounts. Safe Harbor Code §415 Compensation does not include (1) Contributions (other than elective contributions described in Code §402(e)(3), §408(k)(6), §408(p)(2)(A)(i), or §457(b)) made by the Employer to a plan of deferred compensation (including a simplified employee pension described in Code §408(k) or a simple retirement account described in Code §408(p), and whether or not qualified) to the extent that the contributions are not includible in the gross income of the Employee for the taxable year in which contributed. In addition, any distributions from a plan of deferred compensation (whether or not qualified) are not considered Safe Harbor Code §415 Compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed. However, any amounts received by an Employee pursuant to a nonqualified unfunded deferred compensation plan are Safe Harbor Code §415 Compensation in the year the amounts are actually received, but only to the extent such amounts are includible in the Employee's gross income; (2) Amounts realized from the exercise of a nonstatutory option (which is an option other than a statutory option as defined in Regulation §1.421-1(b)), or when restricted stock or other property held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture pursuant to Code §83 and Regulations promulgated under Code §83); (3) Amounts realized from the sale, exchange, or other disposition of stock acquired under a statutory stock option (as defined in Regulation §1.421-1(b)); (4) Other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee and are not salary reduction amounts that are described in Code §125); and (5) Other items of remuneration that are similar to any of the items listed in clauses (1) through (4) of this paragraph.

(B)

Inclusion of Certain Amounts. Safe Harbor Code §415 Compensation includes any Elective Deferral as defined in Code §402(g)(3) and any amount which is contributed or deferred by the Employer at the election of the Employee which are not includible in gross income by reason of Code §125 (and Deemed Code §125 Compensation), Code §132(f)(4), or Code §457.

(C)	Treatment of Post-Severance Compensation. Effective January 1, 2005, Safe Harbor Code §415 Compensation includes Post-Severance Compensation.

(5)

Statutory Code §415 Compensation. The term "Statutory Code §415 Compensation" means, in applying the Code §415 limits, an Employee's compensation as determined under Regulation §1.415(c)-2(b) and (c), to wit:

(A)

Amounts Includable. Statutory Code §415 Compensation includes remuneration for services of the following types: (1) The Employee's wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan, to the extent that the amounts are includible in gross income (or to the extent amounts would have been received and includible in gross income but for an election under Code §125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b)). These amounts include, but are not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan as described in Regulation §1.62-2(c); (2) In the case of an Employee who is an Employee within the meaning of Code §401(c)(1) and Regulations promulgated under Code §401(c)(1), the Employee's Earned Income (as described in Code §401(c)(2) and Regulations promulgated under Code §401(c)(2)), plus amounts deferred at the election of the Employee that would be includible in gross income but for the rules of Code §402(e)(3), 402(h)(1)(B), 402(k), or 457(b); (3) Amounts described in Code §104(a)(3), 105(a), or 105(h), but only to the extent that these amounts are includible in the gross income of the Employee; (4) Amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Employee under Code §217; (5) The value of a nonstatutory option (which is an option other than a statutory option as defined in Regulation §1.421-1(b)) granted to an Employee by the Employer, but only to the extent that the value of the option is includible in the gross income of the Employee for the taxable year in which granted; (6) The amount includible in the gross income of an Employee upon making the election described in Code §83(b); and (7) Amounts that are includible in the gross income of an Employee under the rules of Code §409A or §457(f)(1)(A) or because the amounts are constructively received by the Employee.

(B)

Exclusion of Certain Amounts. Statutory Code §415 Compensation does not include (1) Contributions (other than elective contributions described in Code §402(e)(3), §408(k)(6), §408(p)(2)(A)(i), or §457(b)) made by the Employer to a plan of deferred compensation (including a simplified employee pension described in Code §408(k) or a simple retirement account described in Code §408(p), and whether or not qualified) to the extent that the contributions are not includible in the gross income of the Employee for the taxable year in which contributed. In addition, any distributions from a plan of deferred compensation (whether or not qualified) are not considered Statutory Code §415 Compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed. However, any amounts received by an Employee pursuant to a nonqualified unfunded deferred compensation plan are Statutory Code §415 Compensation in the year the amounts are actually received, but only to the extent such amounts are includible in the Employee's gross income; (2) Amounts realized from the exercise of a nonstatutory option (which is an option other than a statutory option as defined in Regulation §1.421-1(b)), or when restricted stock or other property held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture pursuant to Code §83 and Regulations promulgated under Code §83); (3) Amounts realized from the sale, exchange, or other disposition of stock acquired under a statutory stock option (as defined in Regulation §1.421-1(b)); (4) Other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee and are not salary reduction amounts that are described in Code §125); and (5) Other items of remuneration that are similar to any of the items listed in clauses (1) through (4) of this paragraph.

(C)

Inclusion of Certain Amounts. Statutory Code §415 Compensation includes any Elective Deferral as defined in Code §402(g)(3) and any amount which is contributed or deferred by the Employer at the election of the Employee which are not includible in gross income by reason of Code §125 (and Deemed Code §125 Compensation), Code §132(f)(4), or Code §457.

(D)	Treatment of Post-Severance Compensation. Effective January 1, 2005, Statutory Code §415 Compensation includes Post-Severance Compensation.

(6)

Post-Severance Compensation. The term "Post-Severance Compensation" means, for Limitation Years beginning on or after July 1, 2007, the following amounts that would have been included as Code §415(c)(3) Compensation if the amounts were paid prior to the Employee's Termination of Employment and that are paid to the Employee by the later of 2 1/2 months after Termination of Employment or the end of the Limitation Year that includes the Employee's date of Termination of Employment:

(A)

Regular Pay After Termination. Regular pay after Termination of Employment will be considered Post-Severance Compensation if (i) the payment is regular compensation for services during the Employee's regular working hours, or compensation for services outside the Employee's regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments; and (ii) the payment would have been paid prior to Termination of Employment if the Employee had continued in employment with the Employer.

(B)

Leave Cashouts and Deferred Compensation. If elected by the Sponsoring Employer in the Election Form, then leave cashouts and deferred compensation will be considered Post-Severance Compensation if the amount is either (i) payment for unused accrued bona fide sick, vacation, or other leave, but only if the Employee would have been able to use the leave if employment had continued; or (ii) received by an Employee pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid to the Employee at the same time if the Employee had continued in employment with the Employer and only to the extent that the payment is includible in the Employee's gross income.

(C)

Imputed Compensation when Participant Becomes Disabled. If elected by the Sponsoring Employer in the Election Form and a Participant in a Defined Contribution Plan becomes permanently and totally disabled as defined in Code §22(e)(3), then notwithstanding anything in the Plan or this Section to the contrary, Code §415(c)(3) Compensation will be imputed during the time the Participant is permanently and totally disabled. The rate that Code §415(c)(3) Compensation will be imputed to such Participant is equal to the rate of Code §415(c)(3) Compensation that was paid to the Participant immediately before becoming permanently and totally disabled. The total period in which Code §415(c)(3) Compensation will be imputed to a Participant in the Defined Contribution Plan who becomes permanently and totally disabled will be determined pursuant to a nondiscriminatory policy established by the Administrator; however, if Code §415(c)(3) Compensation is imputed to a Participant who is a Highly Compensated Employee pursuant to this paragraph, then the continuation of any Non-Safe Harbor Non-Elective Contributions to such Participant will be for a fixed or determinable period pursuant to Code §415(c)(3)(C).

(D)

Continuation of Compensation while in Qualified Military Service. If elected by the Sponsoring Employer in the Election Form, then notwithstanding anything in the Plan or this Section to the contrary, Code §415(c)(3) Compensation includes payments by the Employer to an individual who does not currently perform services for the Employer by reason of qualified military service (as that term is used in Code §414(u)(1)), to the extent those payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering qualified military service.

2.6

Vesting of Non-Safe Harbor Non-Elective Contribution Accounts. If elected by the Sponsoring Employer in the Election Form, then this Section is effective as of the first day of the first Plan Year beginning after December 31, 2006. This Section applies to the Non-Safe Harbor Non-Elective Contribution Accounts of the Plan, subject to the following rules and provisions:

(a)

Participants to Whom the Post-2006 Vesting Schedule Relates. As elected by the Sponsoring Employer in the Election Form, the Post-2006 Vesting Schedule applies to the Non-Safe Harbor Non-Elective Contribution Account of either: (1) any Participant who completes an Hour of Service during any Plan Year beginning after December 31, 2006; or (2) any Participant (regardless of whether such Participant has Terminated Employment) who has a Non-Safe Harbor Non-Elective Contribution Account balance during any Plan Year beginning after December 31, 2006 and whose Non-Safe Harbor Non-Elective Contribution Account has not become subject to the Forfeiture provisions of the Plan prior to the first day of the first Plan Year beginning after December 31, 2006.

(b)

Account Balances to Which the Post-2006 Vesting Schedule Relates. As elected by the Sponsoring Employer in the Election Form, the Post-2006 Vesting Schedule applies to either (1) the entire Non-Safe Harbor Non-Elective Contribution Account; or (2) the portion of the Non-Safe Harbor Non-Elective Contribution Account to which is allocated Non-Safe Harbor Non-Elective Contributions, Forfeitures, and earnings for Plan Years beginning after December 31, 2006 (and subsequent earnings attributable to such allocations). The portion of the Non-Safe Harbor Non-Elective Contribution Account to which was allocated Non-Safe Harbor Non-Elective Contributions, Forfeitures, and earnings for Plan Years beginning prior to January 1, 2007 (and subsequent earnings attributable to such allocations) will remain subject to the Pre- 2007 Vesting Schedule without regard to this Section or the Vesting schedule selected in the current Plan document that applies to Non-Safe Harbor Non-Elective Contribution Accounts.

(c)

Protection of Participant's Vested Interest. This Section will not directly or indirectly reduce a Participant's Vested Interest in his or her Non-Safe Harbor Non-Elective Contribution Account. Notwithstanding the foregoing, in the case of an Employee who is a Participant as of the later of (1) the date that this Section is adopted or (2) the date that this Section becomes effective, the Participant's Vested Interest in his or her Non-Safe Harbor Non-Elective Contribution Account determined as of such date will not be less than the Participant's Vested Interest in his or her Non-Safe Harbor Non-Elective Contribution Account computed by using the Pre-2007 Vesting Schedule.

(d)

Participant's Special Election. Any Participant with at least three Years of Service or 1-Year Periods of Service, as applicable, for Vesting purposes may, by filing a written request with the Administrator, elect to have the Vested Interest in his or her Non-Safe Harbor Non-Elective Contribution Account computed by using the Pre-2007 Vesting Schedule. A Participant who fails to make an election will have the Vested Interest in his or her Non-Safe Harbor Non-Elective Contribution Account computed by using the Post-2006 Vesting Schedule. The period in which the election may be made will begin on the date that this Section is adopted or is deemed to have been made and will end on the latest of: (1) sixty days after this Section is adopted; (2) sixty (60) days after this Section becomes effective; or (3) sixty days after the Participant is given written notice of this Section by the Sponsoring Employer or Administrator. However, no election need be provided to any Participant whose Vested percentage on and after the first day of the first Plan Year beginning after December 31, 2006, at any time is not less than the Vested percentage computed by using the Pre-2007 Vesting Schedule. Notwithstanding anything in this Section to the contrary, a Participant with at least three Years of Service or 1-Year Periods of Service, as applicable, for Vesting purposes will be provided at all times with a Vested percentage of his or her Non-Safe Harbor Non-Elective Contribution Account that is not less than the Vested percentage of his or her Non-Safe Harbor Non-Elective Contribution Account computed by using Post-2006 Vesting Schedule and the Vesting percentage of his or her Non-Safe Harbor Non-Elective Contribution Account computed by using the Pre-2007 Vesting Schedule.

(e)

Application of this Section to the Participant's Account. If the Plan is a profit sharing volume submitter plan, a money purchase volume submitter plan, or a target benefit volume submitter plan, then the "Employer's contribution" is substituted for the "Non-Safe Harbor Non-Elective Contribution;" and the "Participant's Account" is substituted for the "Non-Safe Harbor Non-Elective Contribution Account" throughout this Section. Furthermore, if the Plan had Prevailing Wage Accounts that did not comply with the Vesting requirements of PPA§ 904 as of the first day of the first Plan Year beginning after December 31, 2006, then the "Prevailing Wage Contribution" is substituted for the "Non-Safe Harbor Non-Elective Contribution;" and the "Prevailing Wage Account" is substituted for the "Non-Safe Harbor Non-Elective Contribution Account" throughout this Section

(f)	Definitions. As used in this Section, the following words and phrases have the following meanings:

(1)	Post-2006 Vesting Schedule. The term "Post-2006 Vesting Schedule" means the Vesting schedule that applies to the Non-Safe Harbor Non-Elective Contribution Accounts as set forth in the Plan document.

(2)	PPA. The term "PPA" means the Pension Protection Act of 2006.

(3)

Pre-2007 Vesting Schedule. The term "Pre-2007 Vesting Schedule" means the Vesting schedule that applied to the Non-Safe Harbor Non-Elective Contribution Accounts which was enumerated in the prior Plan document. As elected by the Sponsoring Employer in the Election Form, the Pre-2007 Vesting Schedule was either subparagraphs (A), (B) or (C) below:

(A) 7 Year Graded.	1 Year/Period of Service	0% Vested Interest
	2 Years/Periods of Service	0% Vested Interest
	3 Years/Periods of Service	20% Vested Interest
	4 Years/Periods of Service	40% Vested Interest
	5 Years/Periods of Service	60% Vested Interest
	6 Years/Periods of Service	80% Vested Interest
	7 Years/Periods of Service	100% Vested Interest

(B) 5 Year Cliff.	1 Year/Period of Service	0% Vested Interest
	2 Years/Periods of Service	0% Vested Interest
	3 Years/Periods of Service	0% Vested Interest
	4 Years/Periods of Service	0% Vested Interest
	5 Years/Periods of Service	100% Vested Interest

(C)

Other. A Participant's Non-Safe Harbor Non-Elective Contribution Account will be Vested in accordance with the schedule selected in the Election Form, provided that any schedule selected for a non-Top Heavy Plan Year must be at least as favorable as either the 7 Year Graded Vesting schedule or the 5 Year Cliff Vesting schedule of set forth in (A) or (B) above.

2.7

Diversification. If all or a portion of a Participant's Account is invested in Employer Securities on or after the first day of the first Plan Year beginning after December 31, 2006, then this Section is effective as of the first day of the first Plan Year beginning after December 31, 2006, and the Plan is subject to the following:

(a)

General Divestment Provisions. Subject to paragraph (b) below, the Participant (and the Participant's Beneficiary who has an account in the Plan with respect to which the Beneficiary is entitled to exercise the rights of the Participant) may elect to divest the Participant's Account of Employer Securities and reinvest the proceeds in alternative investment options described in paragraph (c) below. Notice must be given to Participants and/or Beneficiaries not later than 30 days prior to the date on which they will have the right to divest Employer Securities. Furthermore, this paragraph applies to a Participant's Voluntary Employee Contribution Account, Mandatory Employee Contribution Account, and/or Elective Deferral Account, if applicable to the Plan, without applying the restrictions of paragraph (b).

(b)

Special Restrictions and Conditions on Employer Contributions (Other Than Elective Deferrals). Special restrictions and conditions apply to a Participant's Account attributable to Employer contributions (other than a Participant's Elective Deferral Account) that are invested in Employer Securities:

(1)

Individuals Who Are Affected. The individuals who will have the right to divest a Participant's Account of amounts attributable to Employer contributions (other than Elective Deferrals) that are invested in Employer Securities will be limited to the following: (A) a Participant who has completed at least three (3) Years of Service or 1-Year Periods of Service, as applicable; (B) a Beneficiary of a Participant who has completed at least three (3) Years of Service or 1-Year Periods of Service, as applicable; and (C) a Beneficiary of a deceased Participant.

(2)

Employer Securities Acquired on or After January 1, 2007. To the extent that all or a portion of a Participant's Account attributable to Employer contributions (other than a Participant's Elective Deferral Account) consists of Employer Securities that were acquired in a Plan Year beginning on or after January 1, 2007, the divestment requirements will apply to the total amount of the Employer Securities acquired with such Employer contributions.

(3)

Employer Securities Acquired Before January 1, 2007. To the extent that all or a portion of a Participant's Account attributable to Employer contributions (other than a Participant's Elective Deferral Account) consists of Employer Securities acquired in a Plan Year beginning before January 1, 2007, the divestment requirements only apply to a portion of the Employer Securities acquired with such Employer contributions. Such portion will be equal to 33% of such Employer Securities for the first Plan Year, 66% for the second such Plan Year, and 100% for the third Plan Year.

(4)

Restrictions Applied Separately to Each Class of Employer Securities. The special restrictions and conditions of this paragraph (b) will be applied separately with respect to each class of Employer Securities held in the Participant's Account. Furthermore, the special restrictions and conditions of this paragraph (b) will not apply to the extent that a Participant has attained age 55 or completed at least three (3) Years of Service or 1-Year Periods of Service, as applicable, before the first Plan Year beginning after December 31, 2005; instead, paragraph (a) will apply.

(c)

Alternative Investment Options. The Plan will offer at least three (3) investment options other than Employer Securities, to which a Participant or, if applicable, his or her Beneficiary can direct the proceeds from the divestment of Employer Securities. Each investment option will be diverse from the other investment options, having materially different risk and return characteristics. The divestment direction can be limited to periodic, reasonable opportunities no less frequently than quarterly, in accordance with procedures set forth by the Administrator. The Plan will not impose restrictions or conditions with respect to the investment of Employer Securities which are not imposed on the investment of other assets of the Plan, except as required by securities laws or other Regulations.

(d)	Definitions. As used in this Section, the term "Employer Securities" means employer securities as defined ERISA §407(d)(1) that are readily tradable on an established securities market.

2.8

Calculation of Gap Period Income for Excess Elective Deferrals. If the Plan is a Code §401(k) Plan, then this Section is effective for distributions of Excess Elective Deferrals (as defined in Code §402(g)(2)(A)) in taxable years beginning on or after January 1, 2007, and will apply to Excess Elective Deferrals that occur in taxable years beginning on or after January 1, 2006. Excess Elective Deferrals will be adjusted for any income or loss up to the end of the Plan Year and during the end of the Plan Year and the actual date of distribution (the "gap period"), until repealed by any Regulation, IRS pronouncement, or statute. Any adjustment for income or loss during the gap period will be allocated in a consistent manner to all Participants and to all corrective distributions of Excess Elective Deferrals made for the Plan Year, and will be the amount determined by one of the methods set forth in paragraphs (a), (b) or (c), as elected by the Administrator:

(a)

Method 1. The amount determined by multiplying the income or loss allocable to the Participant's Elective Deferrals for the taxable year and the gap period, by a fraction, the numerator of which is the Participant's Excess Elective Deferrals for the taxable year and the denominator of which is the Participant's Elective Deferral Account balance as of the beginning of the Participant's taxable year plus any Elective Deferrals allocated to the Participant during the taxable year and the gap period.

(b)

Method 2. The sum of (1) and (2) as follows: (1) the amount determined by multiplying the income or loss allocable to the Participant's Elective Deferrals for the taxable year, by a fraction, the numerator of which is the Participant's Excess Elective Deferrals for the taxable year and the denominator of which is the Participant's Elective Deferral Account balance as of the beginning of the Participant's taxable year plus any Elective Deferrals allocated to the Participant during such taxable year; plus (2) the amount of gap period income or loss equal to 10% of the amount determined under clause (1) above multiplied by the number of whole months between the end of the Participant's taxable year and the distribution date, counting the month of distribution if the distribution occurs after the 15th day of such month.

(c)

Method 3. The amount determined by any reasonable method of allocating income or loss to the Participant's Excess Elective Deferrals for the taxable year and for the gap period, provided the method used is the same method used for allocating income or losses to the Participant's Account (or any sub-account of the Participant's Account). This Plan will not fail to use a reasonable method for computing the income allocable to excess deferrals merely because the income allocable to such excess deferrals is determined on a date that is no more than 7 days before the distribution.

2.9

Rollover by a Non-Spouse Designated Beneficiary. If elected by the Sponsoring Employer in the Election Form, then this Section is effective as of the effective date elected in the Election Form. A Beneficiary who (a) is other than the Participant's Spouse and (b) is considered to be a Designated Beneficiary under Code §401(a)(9)(E) (known as a "Non-Spouse Designated Beneficiary") may establish an individual retirement account under Code §408(a) or an individual retirement annuity under Code §408(b) (known as an "Inherited IRA") into which all or a portion of a death benefit (to which such Non-Spouse Designated Beneficiary is entitled) can be transferred in a direct trustee-to trustee transfer (a direct rollover). Notwithstanding the above, any amount payable to a Non-Spouse Designated Beneficiary that is deemed to be a required minimum distribution pursuant to Code §401(a)(9) may not be transferred into such Inherited IRA. The Non-Spouse Designated Beneficiary may deposit into such Inherited IRA all or any portion of the death benefit that is deemed to be an eligible rollover distribution (but for the fact that the distribution is not an eligible rollover distribution because the distribution is being paid to a Non-Spouse Designated Beneficiary). In determining the portion of such death benefit that is considered to be a required minimum distribution that must be made from the Inherited IRA, the Non-Spouse Designated Beneficiary may elect to use either the 5-year rule or the life expectancy rule, pursuant to Regulation §1.401(a)(9)-3, Q&A-4(c). Any distribution made pursuant to this Section is not subject to the direct rollover requirements of Code §401(a)(31), the notice requirements of Code §402(f), or the mandatory withholding requirements of Code §3405(c). If a Non-Spouse Designated Beneficiary receives a distribution from the Plan, then the distribution is not eligible for the "60-day" rollover rule, which is available to a Beneficiary who is a Spouse. If the Participant's Non-Spouse Designated Beneficiary is a trust, then the Plan may make a direct rollover to an IRA on behalf of the trust, provided the trust satisfies the requirements to be a Designated Beneficiary within the meaning of Code §401(a)(9)(E).

2.10

Money Purchase or Target Benefit Plan In-Service Distributions. If the Plan is either a money purchase plan or a target benefit plan and if elected by the Sponsoring Employer in the Election Form, then this Section is effective as of the effective date elected in the Election Form. A Participant who has attained the Age that is elected by the Sponsoring Employer in the Election Form and who has not yet Terminated Employment may elect to receive a distribution of his or her Vested Account Balance.

2.11

Qualified Default Investment Alternative. If the Plan has an Eligible Automatic Contribution Arrangement as described in Code §414(w)(3), then this Section is effective as of the date of the Eligible Automatic Contribution Arrangement (unless an earlier effective date is elected in the Election Form). If the prior sentence does not apply to the Plan and if elected by the Sponsoring Employer in the Election Form, then this Section is effective as of the date elected in the Election Form. If the Plan gives Participants or Beneficiaries the opportunity to direct the investment of any assets in the Participant's Account (or any sub-account) and if any Participant or Beneficiary does not direct the investment of such assets, then such assets in the Participant's Account (or such sub-account(s)) will be invested in a Qualified Default Investment Alternative ("QDIA"), subject to the following:

(a)

Transfer from QDIA. Any Participant or Beneficiary on whose behalf assets are invested in a QDIA may transfer, in whole or in part, such assets to any other investment alternative available under the Plan with a frequency consistent with that afforded to a Participant or Beneficiary who elected to invest in the QDIA, but not less frequently than once within any 3-month period.

(1)

No Fees During First 90 Days. A Participant's or Beneficiary's election to make such transfer from the QDIA during the 90-day period beginning on the date of the first investment in a QDIA on behalf of a Participant or Beneficiary or, if the Participant has the opportunity to receive a Permissible Withdrawal, a Permissible Withdrawal during the 90-day period beginning on the date of the Participant's first Elective Deferral under Code §414(w)(2)(B), will not be subject to any restrictions, fees or expenses (including surrender charges, liquidation or exchange fees, redemption fees and similar expenses charged in connection with the liquidation of, or transfer from, the investment), except as permitted in Department of Labor Regulation §2550.404c–5(c)(5)(ii)(B).

(2)

Limited Fees after First 90 Days. Following the end of the 90-day period described in paragraph (1), any transfer from the QDIA or, if the Participant has the opportunity to receive a Permissible Withdrawal, a Permissible Withdrawal, will not be subject to any restrictions, fees or expenses not otherwise applicable to a Participant or Beneficiary who elected to invest in that QDIA.

(b)	Broad Range of Investment Alternatives. The Plan must offer a ‘‘broad range of investment alternatives'' within the meaning of Department of Labor Regulation §2550.404c–1(b)(3).

(c)

Materials Must Be Provided. A fiduciary must provide to a Participant or Beneficiary the materials in Department of Labor Regulation §2550.404c-1(b)(2)(i)(B)(1)(viii) and (ix) and Department of Labor Regulation §404c-1(b)(2)(i)(B)(2) relating to a Participant's or Beneficiary's investment in a QDIA.

(d)	Content and Timing of Notice. The following provisions apply to the notice required by a QDIA:

(1)

Manner and Content. Such notice must be written in a manner calculated to be understood by the average Participant, and must contain the following: (A) a description of the circumstances under which assets in the Participant's Account (or any sub-account of the Participant's Account) of a Participant or Beneficiary may be invested on behalf of the Participant or Beneficiary in a QDIA; and, if applicable, an explanation of the circumstances under which Elective Deferrals will be made on behalf of a Participant, the percentage of such Elective Deferrals, and the right of the Participant to elect not to have such Elective Deferrals made on the Participant's behalf (or to elect to have such Elective Deferrals made at a different percentage); (B) an explanation of the right of Participants and Beneficiaries to direct the investment of assets in their Participant's Accounts (or any sub-accounts of the Participant's Account); (C) a description of the QDIA, including a description of the investment objectives, risk and return characteristics (if applicable), and fees and expenses attendant to the QDIA; (D) a description of the right of the Participants and Beneficiaries on whose behalf assets are invested in a QDIA to direct the investment of those assets to any other investment alternative under the Plan, including a description of any applicable restrictions, fees or expenses in connection with such transfer; and (E) an explanation of where the Participants and Beneficiaries can obtain investment information concerning the other investment alternatives available under the Plan.

(2)

Timing. The Participant or Beneficiary on whose behalf an investment in a QDIA may be made must be furnished such notice during the following periods: (A) at least 30 days in advance of the Participant's Entry Date of the Plan (or any component of the Plan in which a Participant's Account (or any sub-account of the Participant's Account) may be invested in a QDIA); or at least 30 days in advance of the date of any first investment in a QDIA on behalf of a Participant or Beneficiary; or if the Participant has the opportunity to receive a Permissible Withdrawal, on or before the Participant's Entry Date of the Elective Deferral component of the Plan; and (B) within a reasonable period of time of at least 30 days in advance of each subsequent Plan Year.

(e)	Definitions. As used in this Section, the following words and phrases have the following meanings:

(1)	Eligible Automatic Contribution Arrangement. The term "Eligible Automatic Contribution Arrangement" means the definition of Section 3.4 of this Amendment.

(2)	Permissible Withdrawal. The term "Permissible Withdrawal" means the definition of Section 3.5 of this Amendment.

(3)

QDIA. The term "QDIA" means a qualified default investment alternative as described in Department of Labor Regulation § 2550.404c–5, which is an investment alternative available to Participants and Beneficiaries, subject to the following rules:

(A)	No Employer Securities. The QDIA cannot hold or permit the acquisition of Employer securities, except as permitted by Department of Labor Regulation §2550.404c–5(e)(1)(ii);

(B)

Transfer Permitted. The QDIA permits a Participant or Beneficiary to transfer, in whole or in part, his or her investment from the QDIA to any other investment alternative available under the Plan, pursuant to the rules of Department of Labor Regulation §2550.404c–5(c)(5);

(C)

Management. The QDIA is (i) managed by an investment manager, within the meaning of ERISA §3(38), a Plan Trustee that meets the requirements of ERISA §3(38)(A), (B) and (C), or the Sponsor Employer who is a named fiduciary within the meaning of ERISA §402(a)(2); (ii) an investment company registered under the Investment Company Act of 1940; or (iii) an investment product or fund described in Department of Labor Regulation §2550.404c–5(e)(4)(iv) or (v).

(D)	Types of Permitted Investments. The QDIA is one of the following:

(i)

An investment fund product or model portfolio that applies generally accepted investment theories, is diversified so as to minimize the risk of large losses and that is designed to provide varying degrees of long-term appreciation and capital preservation through a mix of equity and fixed income exposures based on the Participant's age, target retirement date (such as Normal Retirement Age under the Plan) or life expectancy, but is not required to take into account risk tolerances, investments or other preferences of an individual Participant or Beneficiary.

(ii)

An investment fund product or model portfolio that applies generally accepted investment theories, is diversified so as to minimize the risk of large losses and that is designed to provide long-term appreciation and capital preservation through a mix of equity and fixed income exposures consistent with a target level of risk appropriate for Participants of the Plan as a whole, but is not required to take into account the age, risk tolerances, investments or other preferences of an individual Participant or Beneficiary.

(iii)

An investment management service with respect to which a fiduciary, within the meaning of Department of Labor Regulation §2550.404c–5(e)(3)(i), applying generally accepted investment theories, allocates the assets of a Participant's Account to achieve varying degrees of long-term appreciation and capital preservation through a mix of equity and fixed income exposures, offered through investment alternatives available under the Plan, based on the Participant's age, target retirement date (such as Normal Retirement Age under the Plan) or life expectancy, but is not required to take into account risk tolerances, investments or other preferences of an individual Participant.

(iv)

An investment product or fund designed to preserve principal and provide a reasonable rate of return, whether or not such return is guaranteed, consistent with liquidity. Such investment product will seek to maintain, over the term of the investment, the dollar value that is equal to the amount invested in the product, and be offered by a State or federally regulated financial institution. Such investment product or fund described in this paragraph shall constitute a QDIA for not more than 120 days after the date of the first investment; or the Participant's first Elective Deferral as determined under Code §414(w)(2)(B).

(v)

An investment product or fund designed to guarantee principal and a rate of return generally consistent with that earned on intermediate investment grade bonds, while providing liquidity for withdrawals by Participants and Beneficiaries, including transfers to other investment alternatives. Such investment product must meet the following requirements: [a] there are no fees or surrender charges imposed in connection with withdrawals initiated by a Participant or Beneficiary; and [b] principal and rates of return are guaranteed by a State or federally regulated financial institution. Such product or fund described herein will constitute a QDIA solely for purposes of assets invested in such product or fund before December 24, 2007.

An investment fund product or model portfolio that meets the requirements of this paragraph (4) may be offered through variable annuity or similar contracts, common or collective trust funds, or pooled investment funds without regard to whether such contracts or funds provide annuity purchase rights, investment guarantees, death benefit guarantees, or other features ancillary to the investment fund product or model portfolio.

2.12

Modification to Normal Retirement Age. If the Plan is either a money purchase plan or a target benefit plan and if elected by the Sponsoring Employer in the Election Form, then the Plan is subject to the following:

(a)	Revised Normal Retirement Age. As elected by the Sponsoring Employer in the Election Form, either:

(1)	Normal Retirement Age Enumerated in Plan. The definition of "Normal Retirement Age" as set forth in the amended and restated Plan is effective as of the date elected in the Election Form; or

(2)

Normal Retirement Age Amended by this Section. Effective as of the date elected in the Election Form, the Plan's definition of "Normal Retirement Age" is amended and means, as elected by the Sponsoring Employer in the Election Form, either:

(A)	Age Only. The time that a Participant attains the Age that is elected by the Sponsoring Employer in the Election Form.

(B)

Age and Participation. The later of (i) the time that a Participant attains the Age that is elected by the Sponsoring Employer in the Election Form, or (ii) the anniversary that is elected by the Sponsoring Employer in the Election Form of becoming a Participant in the Plan.

(C)

Age and Years/Periods of Service. The later of (i) the time that a Participant attains the Age elected by the Sponsoring Employer in the Election Form, or (ii) the date the Participant is credited with at least the number of Years of Service/Periods of Service elected by the Sponsoring Employer in the Election Form; but in no event later than the later of Age 65 or the 5th anniversary of becoming a Participant in the Plan.

(D)

Other. The time elected by the Sponsoring Employer in the Election Form, but in no event later than the later of (i) the time that a Participant attains Age 65, or (ii) the 5th anniversary of becoming a Participant in the Plan.

(b)

Limited Exemption from Code §411(d)(6). Although either the amended Plan or this Section, as applicable, has amended/amends the definition of "Normal Retirement Age" to a later "Normal Retirement Age" under Regulation §1.401(a)-1(b)(2) which may eliminate a right to an in-service distribution prior to the effective date of the amended definition of "Normal Retirement Age," the Plan and this Section do not violate Code §411(d)(6) pursuant to Regulation §1.411(d)-4, Q&A-12 with respect to in-service distributions.

(c)

No Exemption from Other Code Provisions. The Plan and this Section are not exempt from the requirements of Code §411(a)(10) (if this Section changes the Plan's vesting rules) and/or Code §411(d)(6) (other than elimination of the right to an in-service distribution prior to the amended Normal Retirement Age). If elected by the Sponsoring Employer in the Election Form, then the Plan is amended by the additional provision(s) as elected by the Sponsoring Employer in the Election Form.

2.13

Mid-Year Changes Permitted for Safe Harbor 401(k) Plan. If the Plan is a Safe Harbor 401(k) Plan, then the Plan will continue to satisfy the requirements of Code §401(k)(12) and will continue to be a Safe Harbor 401(k) Plan even if mid-year design changes are implemented to permit Roth Elective Deferrals or to amend the definition of financial hardship distributions under Notice 2007-7, Part III. This Section does not implement such mid-year design changes but only confirms the continuing status of the Plan as a Safe Harbor 401(k) Plan should such mid-year Plan design changes occur pursuant to IRS Announcement 2007-59.

Article 3

Post-EGTRRA Provisions Effective 2008

3.1

Elimination of Gap Period Income for Excess Contributions. If elected by the Sponsoring Employer in the Election Form, then this Section is effective as of the date elected in the Election Form. Excess Contributions will be adjusted for any income or loss up to the last day of the Plan Year, without regard to the gap period (the period between the end of the Plan Year and the date of distribution) or any adjustment for income or loss during the gap period.

3.2

Elimination of Gap Period Income for Excess Aggregate Contributions. If elected by the Sponsoring Employer in the Election Form, then this Section is effective as of the date elected in the Election Form. Excess Aggregate Contributions will be adjusted for any income or loss up to the last day of the Plan Year, without regard to the gap period (the period between the end of the Plan Year and the date of distribution) or any adjustment for income or loss during the gap period.

3.3

Qualified Automatic Contribution Arrangement. If elected by the Sponsoring Employer in the Election Form, this Section establishes/memorializes a Qualified Automatic Contribution Arrangement ("QACA") and is effective as of the date elected in the Election Form, and the Plan is subject to the following provisions:

(a)

QACA Contribution Requirement. The Employer will make a QACA Contribution as elected by the Sponsoring Employer in the Election Form, to the Participants as elected by the Sponsoring Employer in the Election Form. The QACA Contribution is subject to the following rules and provisions:

(1)

Rules of QACA Matching Contribution. If the QACA Contribution is satisfied with a QACA Matching Contribution, then the ratio of QACA Matching Contributions to Elective Deferrals of any Participant who is a Highly Compensated Employee must not exceed the ratio of QACA Matching Contributions to Elective Deferrals of any Participant who is a Non-Highly Compensated Employee with Elective Deferrals at the same percentage of Compensation as any Highly Compensated Employee. Also, the ratio of a Participant's QACA Matching Contributions to the Participant's Elective Deferrals may not increase as the amount of a Participant's Elective Deferrals increases.

(2)

Plan to Which QACA Contribution Will Be Made. As elected by the Sponsoring Employer in the Election Form, the QACA Contribution will be made to either (A) this Plan; or (B) another plan as elected by the Sponsoring Employer in the Election Form, so long as that other plan meets the requirements of Code §401(k)(12)(F) and the Regulations thereunder.

(3)	QACA Contribution Subject to Withdrawal Restrictions. The QACA Contribution is subject to the withdrawal restrictions set forth in Code §401(k)(2)(B) and Regulation §1.401(k)-1(d).

(4)

QACA Contribution Must Not Be Used for Permitted Disparity Purposes. The QACA Contribution will be met without regard to Code §401(l); furthermore, the QACA Contribution will not be taken into account for purposes of Code §401(l).

(5)

Compensation for QACA Contribution Purposes. The term "Compensation" means, for purposes of the QACA Contribution, an Employee's Form W-2 Compensation, Code §3401 Compensation, or Safe Harbor Code §415 Compensation, as elected by the Sponsoring Employer in the Election Form, for the Compensation Determination Period as elected by the Sponsoring Employer in the Election Form, subject to the following provisions:

(A)

Treatment of Elective Deferrals and Certain Other Amounts. Any Elective Deferral as defined in Code §402(g)(3) and any amount which is contributed or deferred by the Employer at the election of the Employee which are not includible in gross income by reason of Code §125 (and if elected in the in the Election Form, Deemed Code §125 Compensation), Code §132(f)(4), or Code §457 will be included in Compensation or will be excluded from Compensation, as elected by the Sponsoring Employer in the Election Form.

(B)

Compensation Prior to Becoming a Participant. If the Sponsoring Employer elects in the Election Form that Compensation received prior to becoming a Participant is not taken in account for purposes of the QACA Contribution, then the Entry Date of Section 2.2 when an Eligible Employee becomes a Participant in the Elective Deferral component of the Plan will be used to determined the Entry Date when an Eligible Employee becomes a Participant for purposes of the QACA Contribution.

(C)

Compensation of Self-Employed Individuals. For purposes of the QACA Contribution, the Compensation of a Self-Employed Individual is equal to his or her Earned Income; however, such Compensation will not exceed the Code §401(a)(17) Compensation Limit.

(D)

Code §401(a)(17) Compensation Limit. In determining Compensation for purposes of the QACA Contribution, a Participant's Compensation for any Compensation Determination Period will not exceed the Code §401(a)(17) Compensation Limit.

(E)

Compensation for QACA Contribution Must Comply With Code §414(s). Compensation for QACA Contribution purposes excludes the amounts, if any, elected by the Sponsoring Employer in the Election Form. However, such Compensation must qualify as a nondiscriminatory definition of compensation under Code §414(s) and the Regulations thereunder. Furthermore, no dollar limit, other than the Code §401(a)(17) Compensation Limit, applies to the Compensation of a NHCE.

(b)

Vesting of QACA Contribution Account. A Participant's Vested Interest in a QACA Contribution Account will be determined by the Vesting schedule elected by the Sponsoring Employer in the Election Form. If the Counting of Hours Method is used for Vesting purposes, then a Participant's Vested Interest will be based on the Years of Service that are credited to such Participant. If the Elapsed Time Method is used for Vesting purposes, then a Participant's Vested Interest will be based on the 1-Year Periods of Service that are credited to the Participant. If elected by the Sponsoring Employer in the Election Form, then in determining a Participant's Vested Interest under this paragraph, a Participant's Years of Service or 1-Year Periods of Service will be disregarded: (1) during any period for which the Employer did not maintain this Plan or a predecessor plan; (2) if the Counting of Hours Method is used for Vesting purposes, then before the Vesting Computation Period in which the Participant attains Age 18; and/or (3) if the Elapsed Time Method is used for Vesting purposes, then before the 1-Year Period of Service in which the Participant attains Age 18. The Vesting schedules available in the Election Form are:

(1)	100% Full and Immediate. A Participant's QACA Contribution Account will be 100% Vested upon the Participant entering the Elective Deferral component of Plan and at all times thereafter.

(2) 2 Year Cliff.	1 Year/Period of Service	0% Vested Interest
	2 Years/Periods of Service	100% Vested Interest

(3)

Other. A Participant's QACA Contribution Account will be Vested in accordance with the schedule selected in the Election Form, provided that the Participant's QACA Contribution Account is 100% Vested upon the Participant being credited with at least 2 Years/1-Year Periods of Service.

(c)

Usage of Forfeitures. If the QACA Contribution is subject to a Vesting schedule other than 100% Vested upon the Participant entering the Elective Deferral component of Plan and at all times thereafter, then with respect to any Forfeiture of the non-Vested Interest in a Participant's QACA Contribution Account, the Administrator may elect to use all or a portion of the Forfeitures to pay administrative expenses incurred by the Plan. The portion that is not used to pay administrative expenses may be used to restore previous Forfeitures of Participants' Accounts as necessary and permitted pursuant to the provisions of the Plan. As elected by the Sponsoring Employer in the Election Form, the portion of the Forfeitures that are not used to pay administrative expenses and are not used to satisfy the provisions of the previous sentence then either: (1) will be used to reduce any Employer contribution or combination of Employer contributions, as determined by the Administrator; or (2) will be added to any Employer contribution or combination of Employer contributions, as determined by the Administrator.

(d)

Exemption from ADP Test. Notwithstanding anything in the Plan or this Amendment to the contrary, the Plan will be treated as meeting the ADP Test as set forth in Code §401(k)(3)(A)(ii) in any Plan Year in which the Plan includes a Qualified Automatic Contribution Arrangement pursuant to PPA §902(a), which added Code §401(k)(13)(A).

(e)

Limited Exemption from ACP Test. Notwithstanding anything in the Plan or this Amendment to the contrary, the Plan will be treated as having satisfied the ACP Test under Code §401(m)(2) only with respect to the QACA Matching Contributions in any Plan Year in which the Plan includes a Qualified Automatic Contribution Arrangement pursuant to PPA §902(b), which revised Code §401(m)(12).

(f)

Limited Exemption from Top Heavy. Notwithstanding anything in the Plan or this Amendment to the contrary, with respect to any Plan Year in which the allocations of the Plan consist solely of (1) Elective Deferrals under a Qualified Automatic Contribution Arrangement which meets the requirements of Code §401(k)(13); and (2) either (A) QACA Non-Elective Contributions which meet the requirements of Code §401(k)(13), or (B) QACA Matching Contributions which meet the requirements of Code §401(m)(12), then the Plan will not be treated as a Top Heavy Plan and is exempt from the Top Heavy requirements of Code §416. Furthermore, if the Plan (but for the prior sentence) would be treated as a Top Heavy Plan because the Plan is a member of either a Required Aggregation Group which is a Top Heavy or a Permissive Aggregation Group which is a Top Heavy, then the QACA Contributions under this Plan may be taken into account in determining whether any other plan in either the Required Aggregation Group or the Permissive Aggregation Group meets the Top Heavy requirements of Code §416.

(g)

QDIA. If (1) a Participant or Beneficiary has the opportunity to direct the investment of the assets in his or her Elective Deferral Account (and/or any other assets in the Participant's Account (or any sub-account) that the Participant or Beneficiary can direct the investment); (2) any Participant or Beneficiary does not direct the investment of the assets described in clause (1); and (3) the Sponsoring Employer elects in the Election Form that the provisions of Section 2.11 (QDIA) apply to the Plan, then the assets described in clause (1) will be invested in a QDIA pursuant to Section 2.11 of this Amendment.

(h)

Permissible Withdrawal. If (1) a Participant or Beneficiary has the opportunity to direct the investment of the assets in his or her Elective Deferral Account; (2) the Sponsoring Employer elects in the Election Form that the provisions of Section 2.11 (QDIA) apply to the Plan; and (3) the Sponsoring Employer elects in the Election Form that the provisions of Section 3.5 (Permissible Withdrawal) apply to the Plan, then an Eligible Participant may elect to receive a Permissible Withdrawal pursuant to Section 3.5 hereof.

(i)	Definitions. As used in this Section, the following words and phrases have the following meanings:

(1)

Automatic Contribution Arrangement. The term "Automatic Contribution Arrangement" means any arrangement under which (A) a Participant may elect to have the Employer make payments as Elective Deferrals under the Plan on his or her behalf, or to receive such payments directly in cash, and (B) an Eligible Participant is treated as having elected to have the Employer make Elective Deferrals to the Plan, in an amount equal to a specified percentage of Compensation until such Eligible Participant executes an Automatic Contribution Overriding Election as defined in the administrative policy regarding Elective Deferrals; such percentage is set forth in either the administrative policy regarding Elective Deferrals or such other Plan documentation as permitted by the Plan or law. An Automatic Contribution Arrangement includes a QACA.

(2)

Eligible Participant. The term "Eligible Participant" means a Participant who is subject to the Qualified Automatic Contribution Arrangement as described in the administrative policy regarding Elective Deferrals.

(3)	Permissible Withdrawal. The term "Permissible Withdrawal" means the definition of Section 3.5 of this Amendment.

(4)	PPA. The term "PPA" means the Pension Protection Act of 2006.

(5)	QACA Contribution. The term "QACA Contribution" means either a QACA Matching Contribution or a QACA Non-Elective Contribution.

(6)	QACA Contribution Account. The term "QACA Contribution Account" means the account to which a Participant's QACA Contributions are credited.

(7)	QACA Matching Contribution. The term "QACA Matching Contribution" means a Matching Contribution which meet the requirements of Code §401(m)(12).

(8)	QACA Non-Elective Contribution. The term "QACA Non-Elective Contribution" means a Non-Elective Contribution which meet the requirements of Code §401(k)(13).

(9)	QDIA. The term "QDIA" means the definition of Section 2.11 of this Amendment.

(10)

Qualified Automatic Contribution Arrangement. The term "Qualified Automatic Contribution Arrangement" means an Automatic Contribution Arrangement that meets all of the requirements set forth in Code §401(k)(13)(B) including, but not limited to, the applicable Qualified Percentage for the Applicable Plan Year (which terms are defined in the administrative policy regarding Elective Deferrals), the required QACA Contributions, and the applicable notice requirements.

3.4

Eligible Automatic Contribution Arrangement. If elected by the Sponsoring Employer in the Election Form, then this Section establishes/memorializes an Eligible Automatic Contribution Arrangement in the Plan and is effective as of the date elected in the Election Form, and the Plan is subject to the following:

(a)

Extension of Time for Correcting Failed ADP and/or ACP Test. Notwithstanding anything in the Plan or this Amendment to the contrary, in any Plan Year in which the Plan includes an Eligible Automatic Contribution Arrangement, the excise tax in Code §4979 on Excess Contributions and/or Excess Aggregate Contributions does not apply to the Employer if the Excess Contributions and/or Excess Aggregate Contributions (and earnings attributable thereto) are distributed or forfeited (based upon the Participant's Vested Interest in such Excess Contributions and/or Excess Aggregate Contributions) within 6 months after the end of the Plan Year. Any Excess Contributions and/or Excess Aggregate Contributions (and earnings attributable thereto) that are distributed within this 6-month period are treated as earned and received by the Participant in the Participant's taxable year in which the distribution was made. Only income or loss through the end of the Plan Year to which the Excess Contributions and/or Excess Aggregate Contributions relate must be distributed, without regard to any income or loss during the "gap period" (the period between the end of the Plan Year and the date of distribution).

(b)

Mandatory Directed Investments and QDIA. In order for an Eligible Automatic Contribution Arrangement to be established/memorialized in the Plan, the Plan must give Participants or Beneficiaries the opportunity to direct the investment of his or her Elective Deferral Account (and may permit Participants or Beneficiaries to direct the investment of other assets in the Participant's Account (or any sub-account of the Participant's Account)). If any Participant or Beneficiary does not direct the investment of the assets described in the first sentence, then those assets must be invested in a QDIA pursuant to Section 2.11 of this Amendment.

(c)

Permissible Withdrawal. If the Sponsoring Employer elects in the Election Form that the provisions of Section 3.5 (Permissible Withdrawal) apply to the Plan, then an Eligible Participant may elect to receive a Permissible Withdrawal pursuant to Section 3.5 of this Amendment.

(d)	Definitions. As used in this Section, the following words and phrases have the following meanings:

(1)

Automatic Contribution Arrangement. The term "Automatic Contribution Arrangement" means any arrangement under which (A) a Participant may elect to have the Employer make payments as Elective Deferrals on his or her behalf, or to receive such payments directly in cash, and (b) an Eligible Participant is treated as having elected to have the Employer make Elective Deferrals to the Plan, in an amount equal to a specified percentage of Compensation until such Eligible Participant executes an Automatic Contribution Overriding Election as defined in the administrative policy regarding Elective

Deferrals; such percentage is set forth in either the administrative policy regarding Elective Deferrals or such other Plan documentation as permitted by the Plan or law. An Automatic Contribution Arrangement includes an Eligible Automatic Contribution Arrangement.

(2)

Eligible Automatic Contribution Arrangement. The term "Eligible Automatic Contribution Arrangement" means an Automatic Contribution Arrangement that meets all of the requirements of Code §414(w)(3) including, but limited to, a QDIA and the applicable notice requirements.

(3)	Eligible Participant. The term "Eligible Participant" means a Participant who is subject to the Eligible Automatic Contribution Arrangement as described in the Elective Deferral administrative policy.

(4)	Permissible Withdrawal. The term "Permissible Withdrawal" means the definition of Section 3.5 of this Amendment.

(5)	QDIA. The term "QDIA" means the definition of Section 2.11 of this Amendment.

3.5

Eligible Participant's Election for Permissible Withdrawal. If (a) elected by the Sponsoring Employer in the Election Form and (b) the Plan has an Eligible Automatic Contribution Arrangement, then this Section is effective as of the date elected in the Election Form. Alternatively, if (a) elected by the Sponsoring Employer in the Election Form; (b) the Plan has a Qualified Automatic Contribution Arrangement; (c) a Participant or Beneficiary has the opportunity to direct the investment of the assets in his or her Elective Deferral Account; and (d) the Sponsoring Employer elects in the Election Form that the provisions of Section 2.11 (QDIA) apply to the Plan, then this Section is effective as of the effective date elected in the Election Form. The Plan permits an Eligible Participant to elect to receive a Permissible Withdrawal, subject to the following:

(a)

Includable in Gross Income. The amount of such Permissible Withdrawal is includible in the gross income of the Eligible Participant for the taxable year of the Eligible Participant in which the distribution is made.

(b)	No Premature Distribution Excise Tax. No premature distribution excise tax will be imposed under Code §72(t) with respect to the Permissible Withdrawal.

(c)

Distribution Restrictions Not Violated. The Plan does not violate the distribution restrictions of Code §401(k)(2)(B)(i) with respect to Elective Deferrals, even though the Plan allows Permissible Withdrawals.

(d)

Matching Contributions Forfeited. If a Permissible Withdrawal is made to an Eligible Participant and such Elective Deferrals are matched, then any related Matching Contributions will be forfeited or subject to such other treatment as the Treasury may prescribe.

(e)	Definitions. As used in this Section, the following words and phrases have the following meanings:

(1)	Eligible Automatic Contribution Arrangement. The term "Eligible Automatic Contribution Arrangement" means the definition of Section 3.4 of this Amendment.

(2)

Eligible Participant. The term "Eligible Participant" means a Participant who is subject to either the Qualified Automatic Contribution Arrangement or the Eligible Automatic Contribution Arrangement, as applicable, as described in the administrative policy regarding Elective Deferrals.

(3)

Permissible Withdrawal. The term "Permissible Withdrawal" means any withdrawal of Elective Deferrals from either the Qualified Automatic Contribution Arrangement or the Eligible Automatic Contribution Arrangement, as applicable, which meets the following requirements:

(A)

Employee's Election and Timing. The distribution is made pursuant to an election by an Eligible Participant, and such election is made no later than 90 days after the date of the first Elective Deferral with respect to the Eligible Participant under either the Qualified Automatic Contribution Arrangement or the Eligible Automatic Contribution Arrangement, as applicable;

(B)	Only Elective Deferrals and Earnings. The distribution consists of only Elective Deferrals (and earnings attributable thereto);

(C)

Amount of Distribution. The amount of the distribution is equal to the amount of Elective Deferrals made with respect to the first payroll period to which either the Qualified Automatic Contribution Arrangement or the Eligible Automatic Contribution Arrangement, as applicable, applies to the Eligible Participant and any succeeding payroll period beginning before the effective date of the election pursuant to paragraph (A) (and earnings attributable thereto).

(4)	QDIA. The term "QDIA" means the definition of Section 2.11 of this Amendment.

(5)	Qualified Automatic Contribution Arrangement. The term "Qualified Automatic Contribution Arrangement" means the definition of Section 3.3 of this Amendment.

3.6

Qualified Optional Survivor Annuity. If the Plan is (a) a money purchase plan, (b) a target benefit plan, (c) a 401(k) Plan in which either the Normal Form of Distribution is a Qualified Joint and Survivor Annuity or an Optional Form of Distribution is annuities, or (d) a profit sharing plan in which either the Normal Form of Distribution is a Qualified Joint and Survivor Annuity or an Optional Form of Distribution is annuities, then this Section is effective as of first day of the first Plan Year beginning after December 31, 2007 and the Plan is to subject to the following rules and provisions:

(a)

Election to Waive. Unless a mandatory cash-out of benefits is permitted and occurs under the Plan, subject to the Spousal consent requirements of the Plan and provided the required written explanations of paragraph (b) are given, each Participant (1) may elect at any time during the Applicable Election Period to waive the Qualified Joint and Survivor Annuity form of benefit or the Qualified Pre-Retirement Survivor Annuity form of benefit (or both); (2) if the Participant elects a waiver under subparagraph (1) above, may elect the Qualified Optional Survivor Annuity at any time during the Applicable Election Period; and (3) may revoke any such election at any time during the Applicable Election Period.

(b)

Written Explanations. The Plan will provide to each Participant, within a reasonable period of time before the Annuity Starting Date and consistent with Regulations, a written explanation of: (1) the terms and conditions of the Qualified Joint and Survivor Annuity and the Qualified Optional Survivor Annuity; (2) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit; (3) the rights of a Participant's Spouse; and (4) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

(c)	Definitions. As used in this Section, the following words and phrases have the following meanings:

(1)

Applicable Election Period. The term "Applicable Election Period" means the period described in Code §417(a)(6), to wit: with respect to an election to waive the Qualified Joint and Survivor Annuity, the period that begins not later than 180 days prior to the Annuity Starting Date (unless future guidance requires/permits otherwise).

(2)

Applicable Percentage. The term "Applicable Percentage" means the following: (A) if the Survivor Annuity Percentage is less than 75%, then the Applicable Percentage is 75%; and (B) if the Survivor Annuity Percentage is greater than or equal to 75%, then the Applicable Percentage is 50%.

(3)

Qualified Optional Survivor Annuity. The term "Qualified Optional Survivor Annuity" means an annuity (A) for the life of the Participant with a survivor annuity for the life of the Participant's Spouse which is equal to the Applicable Percentage of the amount of the annuity which is payable during the joint lives of the Participant and the Participant's Spouse; and (B) which is the actuarial equivalent of a single annuity for the life of the Participant. Such term also includes any annuity in a form having the effect of an annuity described in this Section.

(4)

Survivor Annuity Percentage. The term "Survivor Annuity Percentage" means the percentage which the survivor annuity under the Plan's Qualified Joint and Survivor Annuity bears to the annuity payable the joint lives of the Participant and the Participant's Spouse.

AMENDMENT

TO THE

TECH DATA CORPORATION 401(K) SAVINGS PLAN

(as amended and restated effective January 1, 2006)

For the Final Treasury Regulations Issued under Code Section 401(a)(9)

WHEREAS, Tech Data Corporation, by written agreement, established a certain qualified retirement plan named the Tech Data Corporation 401(k) Savings Plan (the “Plan”) for its eligible employees effective January 1, 2000, and

WHEREAS, the Tech Data Corporation Retirement Savings Plan and the Tech Data Corporation Employee Stock Ownership Plan were merged into the Plan as of January 1, 2000; and

WHEREAS, the Plan has thereafter been amended from time to time, was last restated effective January 1, 2006 and was thereafter amended; and

WHEREAS, the Plan was submitted to the IRS for a compliance statement under the Voluntary Compliance Program of Revenue Procedure 2008-50; and

WHEREAS, the IRS has requested that the Plan be further amended for the final Treasury Regulations issued under Section 401(a)(9) of the Code’s Required Minimum Distribution rules; and

WHEREAS, it is now deemed desirable to further amend said Plan for the final Treasury Regulations issued under Section 401(a)(9) of the Code.

NOW, THEREFORE, it is agreed by the undersigned that the said Plan is hereby amended in the following manner:

4.	Paragraph (a)(4) of Article VIII (“PAYMENT OF BENEFITS”) shall be amended, in its entirety, to read as follows:

(4) Notwithstanding anything contained herein to the contrary, any distribution paid to a Participant (or, in the case of a death benefit, to his beneficiary or beneficiaries) pursuant to this paragraph shall commence not later than the earlier of:

(A) the 60th day after the last day of the Plan Year in which the Participant’s employment is terminated or, if later, in which occurs the Participant’s Normal Retirement Date, provided the Participant or his beneficiary(ies) consents to such distribution; or

XIII-18

(B) as required under the required minimum distribution rules of Section 401(a)(9) of the Code and under paragraph (j) of this Article VIII.

5.	Article VIII (“PAYMENT OF BENEFITS”) shall be amended, by adding a new paragraph (j), as follows:

(j) Required Minimum Distributions. All distributions from the Plan will be determined and made in accordance with the final and temporary Treasury Regulations under Section 401(a)(9) of the Code on April 17, 2002. Pursuant to those Treasury Regulations, all distributions will be determined in accordance with the following provisions:

(1) General Rules. All distributions under this section will be made in accordance with these general rules:

(A) Effective Date. The provisions of this Section will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

(B) Precedence. The requirements of this Section will take precedence over any inconsistent provisions of the Plan and any prior Plan amendments.

(C) Requirements of Treasury Regulations Incorporated. All distributions required under this Section will be determined and made in accordance with the Treasury Regulations under Section 401(a)(9) of the Code.

(D) TEFRA §242(b)(2) Elections. Notwithstanding the other provisions of this Section, distributions may be made under a designation made before January 1, 1984, in accordance with Tax Equity and Fiscal Responsibility Act (TEFRA) §242(b)(2) and the provisions of the Plan that relate to TEFRA §242(b)(2).

(2) Time and Manner of Distribution. All required minimum distributions will be made from the Plan in the following time and in the following manner:

(A) Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date.

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(B) Death of Participant Before Distributions Begin. If the Participant dies before distribution begins, the Participant’s entire interest will be distributed (or begin to be distributed) not later than as follows:

(i) 5-Year Rule Applies to All Distributions to Designated Beneficiaries. If the Participant dies before distributions begin and there is a Designated Beneficiary, the Participant’s entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Participant’s surviving Spouse is the sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to either the Participant or the surviving Spouse begin, this subparagraph will apply as if the surviving Spouse were the Participant. This subparagraph also applies to all distributions.

(ii) Date Distributions Are Deemed To Begin. For purposes of this subparagraph (2)(B) and paragraph (4), distributions are considered to begin on the Participant’s Required Beginning Date. If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date, then the date distributions are considered to begin is the date distributions actually commence.

(C) Forms of Distribution. Unless the Participant’s interest is distributed as an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with paragraphs (3) and (4). If the Participant’s interest is distributed as an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury Regulations.

(3) Required Minimum Distributions During the Participant’s Lifetime. The amount of required minimum distributions during a Participant’s lifetime will be determined as follows:

(A) Amount of Required Distribution for Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed each Distribution Calendar Year is the lesser of (i) the quotient obtained by dividing the Participant’s Account balance by the distribution period in the “Uniform Lifetime Table” as set forth in Treasury Regulation §1.401(a)(9)-9, using the Participant’s age as of the Participant’s birthday in the Distribution Calendar Year; or (ii) if the Participant’s sole Designated Beneficiary for the Distribution Calendar Year is the Participant’s Spouse, then the quotient obtained by dividing the Participant’s Account balance by the number in the “Joint and Last Survivor Table” set forth in Treasury Regulation §1.401(a)(9)-9, using the Participant’s and Spouse’s attained ages as of the Participant’s and Spouse’s birthdays in the Distribution Calendar Year.

(B) Required Minimum Distributions Continue Through Year of Death. Required minimum distributions will be determined under this paragraph (3) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant’s date of death.

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(4) Required Minimum Distributions After the Participant’s Death. Required minimum distributions will be made after a Participant’s death in accordance with the following provisions:

(A) Death On or After Date Distribution Begins. If a Participant dies on or after the date distribution begins, then the amount of a required minimum distribution will be determined as follows:

(i) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, then the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Designated Beneficiary, determined in accordance with the following provisions:

a.	Calculation of Remaining Life Expectancy. The Participant’s remaining Life Expectancy is calculated using his or her age in the year of death, reduced by one for each subsequent year.

b.

Surviving Spouse Is the Sole Designated Beneficiary. If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, then the remaining Life Expectancy of the surviving Spouse is calculated for each Distribution Calendar Year after the year of the Participant’s death using the surviving Spouse’s age as of the Spouse’s birthday in that Distribution Calendar Year. For Distribution Calendar Years after the year of the surviving Spouse’s death, the remaining Life Expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse’s birthday in the calendar year of the Spouse’s death, reduced by one for each subsequent calendar year.

c.

Surviving Spouse Is the Not Sole Designated Beneficiary. If the Participant’s surviving Spouse is not the Participant’s sole Designated Beneficiary, then the Designated Beneficiary’s remaining Life Expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent calendar year.

(ii) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant’s death, then the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the Participant’s remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one each subsequent year.

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(B) Death Before the Date Distribution Begins. If a Participant dies before the date distribution begins, then the amount of a required minimum distribution will be determined as follows: If a Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of such death.

(5) Other Plan Provisions Control. Notwithstanding any other provision in this Section, to the extent that a Plan provision which is not contained in this Section requires that a Participant or beneficiary receive a distribution (A) on a date that is earlier than the date required by this Section or (B) in a form of distribution other than the form of distribution provided under this Section, such other Plan provision will control the time and form of distribution to the Participant or beneficiary so long as the time of the distribution is not later than the date that is required by Section 401(a)(9) of the Code and this Section and the amount of the distribution is not less than the required minimum distribution of Section 401(a)(9) of the Code and this Section.

(6) Definitions. For purposes of Section VIII(j), the following definitions shall apply:

(A) Designated Beneficiary. The term Designated Beneficiary means, for purposes of required minimum distributions, the individual who is designated as the beneficiary pursuant to the provisions of the Plan and is the Designated Beneficiary under Code Section 401(a)(9), the previously final Treasury Regulation §1.401(a)(9)-1, Q&A-4, and the final Treasury Regulation §1.401(a)(9)-4.

(B) Distribution Calendar Year. The term Distribution Calendar Year means, for purposes of required minimum distributions, a calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year that contains the Participant’s Required Beginning Date.

(C) Life Expectancy. The term Life Expectancy means, for purposes of required minimum distributions, life expectancy as computed by use of the Single Life Table in Treasury Regulation §1.401(a)(9)-9, Q&A 1.

(D) Required Beginning Date. The term Required Beginning Date means, with respect to a Participant who is a 5% owner as defined in Code Section 416(i)(1)(B)(i), April 1st of the calendar year following the calendar year in which the Participant reaches Age 70 1/2. With respect to Participants who are not 5% owners, Required Beginning Date means April 1st of the calendar year following the later of the calendar year in which the Participant reaches Age 70 1/2 or the calendar year in which the Participant actually retires, subject to paragraphs (i), (ii) and (iii) below:

(i) Election to Defer Distribution. Any Participant (other than a 5% owner) who attains Age 70 1/2 in years after 1995 may elect by April 1 of the calendar year following the year in which the Participant attains Age 70 1/2 (or by December 31,

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1997 in the case of a Participant who attains Age 70 1/2 in 1996), to defer distributions until April 1 of the calendar year following the calendar year in which the Participant retires. If no such election is made, the Participant will begin receiving distributions by April 1 of the calendar year following the calendar year in which the Participant attains Age 70 1/2.

(ii) Election to Suspend Distribution. Any Participant (other than a 5% owner) who attains age 70 1/2 in years prior to 1997 may elect to stop distributions and then recommence such distributions by April 1 of the calendar year following the calendar year in which the Participant retires. In such an event, the Plan Administrator may, on a uniform non-discriminatory basis, elect that a new Annuity Starting Date will begin upon the Participant’s distribution recommencement date.

(iii) Elimination of Pre-Retirement Age 70 1/2 Distribution Option. The pre-retirement Age 70 1/2 distribution option will only be eliminated for Employees who reach Age 70 1/2 in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of this amended Plan. The pre-retirement Age 70 1/2 distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefit commencement) begin at a time during the period that begins on or after January 1st of the calendar year in which an Employee reaches Age 70 1/2 and ends April 1 of the immediately following calendar year.

(E) Spouse. The term Spouse means the person to whom a Participant is legally married, provided however that the Participant must be married to such person throughout the one year period ending on the earlier of the Annuity Starting Date or the Participant’s death in order for the person to be considered the Participant’s Spouse. Furthermore, a former Spouse will be treated as the Participant’s Spouse or surviving Spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

(7) 2009 Required Minimum Distributions. A Participant or beneficiary who would have been required to receive required minimum distributions for 2009 but for the enactment of Code Section 401(a)(9)(H) (the “2009 RMDs”), and who would have satisfied that requirement by receiving distributions that are (1) equal to the 2009 RMDs or (2) one or more payments in a series of substantially equal distributions (that include the 2009 RMDs) made at least annually and expected to last for the life (or life expectancy) of the Participant, the joint lives (or joint life expectancy) of the Participant and the Participant’s designated beneficiary, or for a period of at least 10 years, will not receive those distributions for 2009 unless the Participant or beneficiary chooses to receive such distributions.

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6.	In all other respects, except as hereinbefore modified, the said Plan is hereby ratified and confirmed, the within amendment to be immediately effective.

IN WITNESS WHEREOF, TECH DATA CORPORATION has caused this instrument to be duly executed as of the 22nd day of December, 2010.

TECH DATA CORPORATION

/c/ Caryl N. Lucarelli
By:
Name:	Caryl N. Lucarelli
Title:	V.P. Human Resources

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